UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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MONSANTO COMPANY

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Notice of Annual Meeting of Shareowners and
2016 Proxy Statement
December 9, 2016

Our Pledge

The Monsanto Pledge is our commitment to how we do business. It is a declaration that compels us to listen more, to consider our actions and their impact broadly, and to lead responsibly. It helps us to convert our values into actions, and to make clear who we are and what we champion.

Integrity	Dialogue	Transparency	Sharing

Integrity is the foundation for all that we do. Integrity includes honesty, decency, consistency, and courage. Building on those values, we are committed to:

We will listen carefully

to diverse points of

view and engage in

thoughtful dialogue.

We will broaden our

understanding of

issues in order to better

address the needs and

concerns of society and

each other.

		We will ensure that information is available, accessible, and understandable.	We will share knowledge and technology to advance scientific understanding, to improve agriculture and the environment, to improve crops, and to help farmers in developing countries.

Benefits We will use sound and innovative science and thoughtful and effective stewardship to deliver high-quality products that are beneficial to our customers and to the environment.

Respect

We will respect the

religious, cultural, and

ethical concerns of

people throughout

the world. The safety

of our employees, the

communities where we

operate, our customers,

consumers, and the

environment will be our

highest priority.

Act as Owners to

Achieve Results

We will create clarity

of direction, roles, and

accountability; build

strong relationships

with our customers

and external partners;

make wise decisions;

steward our company

resources; and take

responsibility for

achieving agreed-upon

results.

Create a Great Place to Work We will ensure diversity of people and thought; foster innovation, creativity and learning; practice inclusive teamwork; and reward and recognize our people.

Monsanto Company 800 North Lindbergh Boulevard St. Louis, Missouri 63167 Phone (314) 694-1000 www.monsanto.com

December 13, 2016

Dear Fellow Shareowners,

On behalf of your board of directors, we are pleased to invite you to attend Monsanto Company’s 2017 Annual Meeting of Shareowners on Friday, January 27 at our Chesterfield Village Research Center in Chesterfield, Missouri. Whether or not you are able to attend the meeting in person, we invite you to read this year’s proxy statement that highlights key activities and accomplishments of fiscal year 2016 and presents the matters for which we are seeking your vote at the 2017 meeting.

Fiscal year 2016 was complete with challenges and potential. We delivered on the company’s revised EPS guidance, which reflected headwinds on pricing and currency. At the same time, strong penetration of key soybean traits, continued global corn germplasm upgrades and spend discipline created positive momentum for the upcoming year.

In early fiscal year 2017, we entered into a definitive merger agreement under which Bayer will acquire Monsanto for USD 128 per share in an all-cash transaction which was unanimously approved by Monsanto’s Board of Directors, Bayer’s Board of Management and Bayer’s Supervisory Board. Based on Monsanto’s closing share price on May 11, 2016, the last trading day prior to the release of press reports regarding a potential offer by Bayer to acquire Monsanto, the offer represents a premium of 42 percent to that price.

In March, we appointed independent director Mitch Barns to our board of directors. His experience with a leading data analytic company enables him to bring a valuable perspective as we move forward in leveraging data science to strengthen our business and provide a broad range of solutions to our farmer customers. Our proxy statement includes more information about Mr. Barns and our continuing directors, each of whom is nominated for election at the 2017 annual meeting, as well as refreshment of our committee memberships and activities of our board in fiscal 2016.

On behalf of the entire board of directors and the more than 20,000 employees of Monsanto, I want to thank you for your continued support and investment in our business. We value the ongoing dialogue we have with our shareowners and we encourage you to continue to share your suggestions by writing us at the address below or by visiting our website.

Board of Directors

Monsanto Company

800 North Lindbergh Boulevard

St. Louis, MO 63167

c/o David F. Snively, Secretary

Sincerely,

Hugh Grant

Chairman of the Board of Directors

and Chief Executive Officer

Monsanto Company

800 North Lindbergh Boulevard

St. Louis, Missouri 63167

Phone (314) 694-1000

www.monsanto.com

Notice of Annual Meeting

of Shareowners

Meeting Agenda:
Date: Time: Place: Record Date:	Friday, January 27, 2017 8:00 a.m. Central Standard Time “AA” Building, AA 1825 Chesterfield Village Research Center, 700 Chesterfield Parkway West Chesterfield, Missouri 63017 December 5, 2016

∎  Elect thirteen director nominees named in the proxy statement for the coming year

∎  Ratify our independent registered public accounting firm for fiscal 2017

∎  Approve, by non-binding vote, executive compensation

∎  Approve, by non-binding vote, frequency of advisory votes on executive compensation

∎  Approve performance goals under, and an amendment to, the long-term incentive plan

∎  Vote on two shareowner proposals set forth in the proxy statement, if properly presented at the meeting

∎  Any other business that properly comes before the meeting

Please vote your shares We encourage shareowners to vote promptly, as this will save the expense of additional proxy solicitation. You may vote in the following ways:	By Telephone	By Internet	By Mail	In Person
	In the U.S. or Canada you can vote your shares by calling 1-800-690-6903.	You can vote your shares online at www.proxyvote. com. You will need the 12-digit control number on the Notice of Internet Availability or proxy card.	You can vote by mail by marking, dating and signing your proxy card or voting instruction form and returning it in the postage-paid envelope.	You can vote in person at the annual meeting.

By Order of the Board of Directors, Monsanto Company David F. Snively Secretary St. Louis, Missouri December 13, 2016

Important Notice of Internet
Availability of Proxy Materials

This notice of annual meeting of shareowners and related proxy materials are being distributed or made available to shareowners beginning on or about December 13, 2016. This includes instructions on how to access these materials (including our proxy statement and 2016 annual report to shareowners) online.

MONSANTO COMPANY 2016 PROXY STATEMENT

Proxy Summary	Here we present an overview of information that you will find throughout this proxy statement. This summary does not contain all of the information that you should consider. We encourage you to read the entire proxy statement for more information about these topics prior to voting.

Annual Meeting of Shareowners
Time and Date:	8:00 a.m., CST, January 27, 2017

Place:	“AA” Building, AA 1825 Chesterfield Village Research Center, 700 Chesterfield Parkway West Chesterfield, Missouri 63017

Record Date:	Shareowners as of the close of business on December 5, 2016

Admission:	Please follow the instructions contained in “Questions and Answers About the Annual Meeting and Voting” on page 96

On December 13, 2016, we posted on our website at www.monsanto.com/investors/pages/annual-report.aspx, and began mailing to shareowners who requested paper copies, this proxy statement and our 2016 Annual Report.

Shareowner Voting Matters

Proposal	Board’s Voting Recommendation	Page Reference
1. Election of Directors	FOR EACH NOMINEE	10-17
2. Ratification of Independent Registered Public Accounting Firm	FOR	39-40
3. Advisory Vote Approving Executive Compensation	FOR	41
4. Advisory Vote on Frequency of Advisory Votes on Executive Compensation	FOR ONE YEAR	42
5. Approval of Performance Goals under, and an Amendment to, the Long-Term Incentive Plan	FOR	83-90
6. Shareowner Proposal: Lobbying Report	AGAINST	91-92
7. Shareowner Proposal: Glyphosate Report	AGAINST	93-95

Corporate Governance

At Monsanto, corporate governance is the foundation for sustainable growth. Our governance policies and structures are designed to promote thoughtful consideration of our business actions and appropriate risk taking, with the goal of producing great business results for you — our owners.

Since the beginning of fiscal 2016, we have taken the following governance actions:

∎	revised our bylaws to eliminate certain restrictions and conditions on use of the proxy access provisions by our eligible shareowners; and
∎	added Dwight M. “Mitch” Barns, Chief Executive Officer of Nielsen Holdings plc, and Patricia Verduin, Chief Technology Officer of Colgate-Palmolive Company, to our board of directors.

The Corporate Governance and Ethics section beginning on page 18 describes our governance framework, which includes the following:

Board and Governance Information
Size of Board	13
Number of Independent Directors	12
Lead Independent Director	Yes
Separate Chair and CEO	No
Board Meetings Held in Fiscal 2016	11
Mandatory Retirement Age	75
Average Age of Directors	60
Majority Voting in Director Elections	Yes
Annual Board and Committee Evaluations	Yes
Independent Directors Meet Without Management Present	Yes

Board and Governance Information
Board Orientation and Continuing Education Program	Yes
Succession Planning and Implementation Process	Yes
Board Risk Oversight	Yes
Comprehensive Sustainability Program Reporting as GRI G4 Core	Yes
Codes of Conduct for Directors, Officers and Employees	Yes
Stock Ownership Requirements for Directors and Executive Officers	Yes
Anti-Hedging and Pledging Policies	Yes
Executive Compensation Pay for Performance Metrics	Yes
Recoupment Policy	Yes
Long-Standing Shareowner Outreach Program	Yes

MONSANTO COMPANY 2016 PROXY STATEMENT 5

Our Director Nominees

You are being asked to vote on the election of the 13 directors listed below, out of our total of 13 directors. Directors are elected by a majority of votes cast. Detailed information about each director’s background, skills and expertise can be found in Proposal 1 – Election of Directors.

Corporate Governance Highlight

Proxy Access

In 2016, our board of directors further amended the proxy access bylaw originally adopted by our board in 2015. Our proxy access bylaw enables eligible Monsanto shareowners to have their own director nominee included in the company’s proxy materials along with candidates nominated by our board. Our board adopted the amendments and further revisions following thoughtful discussions with shareowners regarding the evolving role of proxy access through our long-standing shareowner outreach program, and shareowner approval of a non-binding proposal requesting amendment of our bylaws to adopt proxy access.

 PROXY ACCESS PROCESS

1 a single shareowner, or group of up to 20 shareowners 3% for 3years owning three percent outstanding stock for at least three consecutive years	2 the individual or group may submit director nominees 20% for up to 20% of the board	3 nominees who satisfy the requirements specified by the bylaws are included in the proxy statement

6 MONSANTO COMPANY 2016 PROXY STATEMENT

Proxy Summary

Our 2016 Performance & Executive Compensation Highlights

Our 2016 Performance Highlights

Amidst continuing challenges facing our industry, our company delivered on the drivers that position Monsanto for return to growth. Our seeds and genomics business was again the key factor in our results, driven by our core seeds and traits business, innovative technology and our disciplined approach to managing expenses.

$4.48	$1.72B	$13.5B	18.1%
Ongoing EPS	Free Cash Flow	Net Sales	Adjusted ROC

Ongoing EPS, free cash flow and adjusted ROC are defined on page 45. See Appendix A for a reconciliation of these metrics to results reported in accordance with generally accepted accounting principles.

Creating Shareowner Value

In addition to delivering on short-term goals and investing for longer-term growth, we are also committed to using our balance sheet wisely while returning value to our shareowners. We have paid quarterly dividends since 2001 and increased our dividend four times since the end of fiscal 2012, for a cumulative increase of 80 percent since 2012. In second quarter 2016, we completed a $3 billion accelerated share repurchase program.

Cumulative Capital Returned To Shareowners ($ in billions; calculated on an as declared basis)

Pending Transaction

As previously announced, on September 14, 2016, we entered into a merger agreement with Bayer Aktiengesellschaft (“Bayer”) under which Bayer will acquire Monsanto for a price of $128.00 per share in cash. The transaction is subject to customary closing conditions, including the approval of the merger agreement by our shareowners and the receipt of required regulatory approvals. Closing is expected by the end of 2017. Until the merger with Bayer closes, we remain a separate and independent company, focused on delivering on our operational plan and key business milestones and continuing to create compelling value for our shareowners.

Executive Compensation Highlights

Our Compensation Philosophy; Linking Pay With Performance

Our executive compensation program is designed to attract, motivate and retain exceptional talent to drive our business objectives and strengthen long-term shareowner value by paying for performance and aligning management’s interests with our shareowners’ interests. We structure our compensation programs with a focus on variable pay, creating both long and short-term incentives for our executives. We seek to provide competitive pay opportunities in line with job scope, required skills and performance. To do this, we:

∎	use a mix of fixed and variable pay components with different time horizons and payouts (cash and equity-based awards) to reward annual and sustained performance over the longer term;

∎	motivate our executives to meet both short-term financial and individual goals and deliver on our long-term business goals the best way we know to build shareowner value;

∎	require executives and directors to have significant stock ownership ensuring that their interests are aligned with shareowners;

∎	promote balanced performance and discourage improper risk taking by avoiding reliance on any one metric or short-term performance goal; and

∎	reward for future sustained performance rather than past performance.

MONSANTO COMPANY 2016 PROXY STATEMENT 7

OUR COMPENSATION PAY MIX

At-risk pay incentives focus our management on achieving Monsanto’s key financial, strategic and business goals. For fiscal 2016, on average 82% or more of our proxy officers’ compensation value was at risk, with the actual amounts realized dependent upon our annual and longer-term performance and our stock price.

CEO	Other Proxy Officers (Average)	At-risk pay includes the target fiscal 2016 Annual Incentive Plan (“AIP”) award and long term incentive opportunity (“LTI”) (delivered in the form of stock options and financial goal-based restricted stock units (“Financial Goal RSUs”)).

OUR COMPENSATION PERFORMANCE METRICS

We use four key financial performance measures to motivate and evaluate results. We believe these represent key measures shareowners can use to assess the value of our business and our performance. The following chart explains the weighting of each measure for the AIP and Financial Goal RSUs, and the rationale for using each of these measures.

Financial Performance Metrics

MANAGEMENT STOCK OWNERSHIP

We believe that stock ownership by our leadership is one way to foster a strong alignment with our shareowners, and we require our executives and key members of management to hold significant value in our stock.

Proxy Officer Stock Ownership and Requirements (as determined 8/31/16)
CEO	Other Proxy Officers (average)

8 MONSANTO COMPANY 2016 PROXY STATEMENT

MONSANTO COMPANY 2016 PROXY STATEMENT 9

Proxy Item No. 1:
Election of Directors

The shareowners are being asked to elect each of Mr. Barns, Mr. Boyce, Dr. Chicoine, Ms. Fields, Mr. Grant, Mr. Harper, Ms. Ipsen, Mr. Lutz, Mr. McMillan, Mr. Moeller, Dr. Poste, Mr. Stevens and Dr. Verduin to terms ending with the annual meeting to be held in 2018, until a successor is elected and qualified or until his or her earlier death, resignation or removal. Our board has nominated each of these directors upon the recommendation of the nominating and corporate governance committee. Each nominee is currently a director of our company and has agreed to serve if elected.

We believe that the nominees will be able to stand for election, but should any nominee become unable to serve or for good cause will not serve, all proxies (except proxies marked to the contrary) will be voted for the election of a substitute nominee nominated by our board.

Director Nominees

The ages, principal occupations, directorships held and other information about our nominees and directors are shown below as of December 1, 2016.

Our Board of Directors Recommends a Vote FOR Each Nominee for Director

Principal Occupation:

Chief Executive Officer of Nielsen Holdings plc (a global performance management company that provides a comprehensive understanding of what consumers watch and buy) and its predecessor, since 2014; President, Global Client Service, Nielsen, 2013; President, U.S. Watch business, Nielsen, 2011-2013; President, Nielsen Greater China, 2008-2011; President, Consumer Panel Services, Nielsen, 2007-2008; President, BASES and Analytic Consulting Units, Nielsen, 2004-2007. Public Company Directorships in the Last Five Years: Nielsen Holdings plc.

Dwight M. “Mitch” Barns First Became Director: March 2016 Age: 53

Qualifications:

Mr. Barns has gained extensive global operational expertise in a complex environment as he has lived and worked on three continents and has held a variety of leadership roles with a leading global data analytics company. His service as the chief executive officer and a director of a publicly trading company expands the board’s expertise in risk management, corporate governance and other regulatory matters. Mr. Barns also has deep marketing and brand management experience in a broad range of industries. His experience on matters related to leading and growing a data analytics business, including how we continue to effectively leverage data to deliver a broad range of integrated solutions to help meet the needs of our customers, is uniquely valuable to our board and our people and compensation and sustainability and corporate responsibility committees.

10 MONSANTO COMPANY 2016 PROXY STATEMENT

Proxy Item No. 1: Election of Directors Director Nominees

Principal Occupation:

Retired Executive Chairman and CEO, Peabody Energy Corporation (a leading company in coal, clean coal solutions and sustainable mining); Executive Chairman, Peabody Energy, 2015; Chairman and Chief Executive Officer, Peabody Energy, 2007-2015; President and Chief Executive Officer, Peabody Energy, 2006-2007; President and Chief Operating Officer, Peabody Energy, 2003-2005. Chief Executive-Energy, Rio Tinto plc (an international natural resource company), 2000-2003. Peabody Energy filed for Chapter 11 protection in 2016. Public Company Directorships in the Last Five Years: Marathon Oil Company, Newmont Mining Corporation and Peabody Energy Corporation (former).

Gregory H. Boyce First Became Director: April 2013 Age: 62

Qualifications:

Mr. Boyce has substantial management and financial experience, gained through his leadership roles at two large multi-national corporations. Through his roles as chief executive officer and chairman, and previous responsibilities for operational matters, he has gained expertise with respect to management of complex organizations and risk management. Mr. Boyce also has significant experience related to international business operations, which enables him to provide guidance and oversight for our management as our business grows internationally. In addition, Mr. Boyce has experience managing matters related to regulatory, policy and social responsibility issues, and knowledge of commodity, energy and other technology matters that are tangential to our business and important to his service on our board and on our science and technology committee. His service on the boards of three other public companies has also provided him substantial insight into governance matters which is valuable to our audit and finance committee.

Principal Occupation:

Professor, Department of Economics, South Dakota State University, a land grant research institution, since 2007; President, South Dakota State University, 2007-2016; Vice President for Technology and Economic Development, University of Illinois, 2001-2006.

David L. Chicoine, Ph.D. First Became Director: April 2009 Age: 69

Qualifications:

Dr. Chicoine is an economist and an educator whose career has included key roles at public universities. As an expert in agricultural economics, he has a deep understanding of the economic factors that shape our industry on a national and global basis, which is helpful to our board as it considers our long-range plans and annual budgets, and financial risks facing the industry. As president of a large university, his responsibilities included executive management, public policy development and research support, including technology commercialization. This experience supported his ability to provide financial and strategic planning perspectives in his board service, and enhanced his contributions on our science and technology committee, as it oversees our research pipeline, and our sustainability and corporate responsibility committee, as it oversees public policy matters.

MONSANTO COMPANY 2016 PROXY STATEMENT 11

Proxy Item No. 1: Election of Directors Director Nominees

Principal Occupation:

Former President of McDonald’s USA, LLC, a subsidiary of McDonald’s Corporation, a leading global foodservice retailer, 2010-2012; Executive Vice President and Chief Operating Officer, McDonald’s USA, LLC, 2006-2010; President of McDonald’s Central Division, 2003-2006. Public Company Directorships in the Last Five Years: Chico’s FAS, Inc.

Janice L. Fields First Became Director: April 2008 Age: 61

Qualifications:

Ms. Fields has gained broad operational and financial experience in her career in the food industry. She has developed expertise related to marketing, strategic planning, risk management, production, and human resources, which provides her with valuable insights on operational, executive compensation and strategic matters reviewed by our board. As a senior leader at a major public company in the food industry, Ms. Fields also gained experience in public policy matters and governance and financial oversight which is valuable in connection with her role as chair of our sustainability and corporate responsibility committee. In addition, her insights about the food industry are important as we consider strategic goals for the development of products to grow our business and become more involved in conversations about food. Ms. Fields’s experience as chair of the corporate governance and nominating committee and as a member of the compensation and benefits committee of another public company has also provided value in connection with her service on our nominating and corporate governance and people and compensation committees.

Principal Occupation:

Chairman of the Board and Chief Executive Officer of Monsanto, since August 2012; Chairman of the Board, President and Chief Executive Officer of Monsanto, October 2003-August 2012; President and Chief Executive Officer, Monsanto, May 2003-October 2003; Executive Vice President and Chief Operating Officer, Monsanto, 2000-2003; Co-President, Agricultural Sector, Former Monsanto, 1998-2000. Public Company Directorships in the Last Five Years: PPG Industries, Inc.

Hugh Grant First Became Director: May 2003 Age: 58

Qualifications:

Mr. Grant is our chairman and CEO. In his long career with our company and Former Monsanto, he has worked broadly in many areas of the business, enabling him to gain an extensive personal knowledge of our operations, which is essential in formulating business strategies. He has extensive experience in strategic planning, sales, financial oversight and planning. His operational experience in leading our multi-national corporation includes governance and risk management responsibilities, which assists our board in understanding our business and fulfilling its oversight role. Mr. Grant’s service on the board of another public company, including service as lead director and as chair of its nominating and corporate governance committee and as a member of its officers-directors compensation committee, provides Mr. Grant additional governance insights that are valuable in his role as our board chairman, leadership of our board, and interaction with our lead independent director.

12 MONSANTO COMPANY 2016 PROXY STATEMENT

Proxy Item No. 1: Election of Directors Director Nominees

Arthur H. Harper First Became Director: October 2006 Age: 60

Principal Occupation:

Managing Partner, GenNx360 Capital Partners, a private equity firm focused on business to business companies, since 2006; President and Chief Executive Officer, Equipment Services Division, General Electric Corporation, 2002-2005; Executive Vice President, GE Capital Services, General Electric Corporation, 2001-2002. Public Company Directorships in the Last Five Years: Gannett Co., Inc. (former).

Qualifications:

Mr. Harper has had significant experience in the operation and finance of manufacturing companies during his career. Through his experience as an executive at a complex, multi-national company and managing start-up companies, he has a deep understanding of manufacturing and supply dynamics, risk management, technology development and financing for capital projects. This knowledge enables him to provide key insights on strategic, operational, and financial matters related to our global business, which supports our audit and finance committee. His service on the public responsibility and executive compensation committees of another public company has also provided him governance, business conduct and compensation-related experience, which provides additional perspectives to our board of directors when exercising its oversight role and to our people and compensation committee when formulating compensation policies.

Laura K. Ipsen First Became Director: December 2010 Age: 52

Principal Occupation:

General Manager & Senior Vice President, Oracle Marketing Cloud, Oracle Corporation, a U.S.-based multi-national computer technology corporation since July 2016; Senior Vice President & General Manager, Global Industry Solutions Group, Oracle Corporation, 2014-2016; Corporate Vice President, Worldwide Public Sector of Microsoft Corp., 2012-2014; Senior Vice President and General Manager, Connected Energy Networks, Cisco Systems, Inc., 2009-2012; Senior Vice President, Global Policy and Government Affairs, Cisco, 2007-2009; Vice President, Global Policy and Government Affairs, Cisco, 2001-2007.

Qualifications:

Ms. Ipsen has global expertise in energy, environmental issues, public policy, international trade and sales and marketing developed through her career in consulting and the high tech industry. Ms. Ipsen has led multiple strategic business, sustainability, policy and regulatory efforts, and has risk management experience. She has significant experience directing a comprehensive corporate sustainability strategy, including the development of global partnerships. In addition, Ms. Ipsen has significant experience in driving industry growth and optimization through the implementation of technology solutions. In light of the increasing importance information technology plays in our business success, Ms. Ipsen’s experience provides vital insight to our board and our science and technology and sustainability and corporate responsibility committees on a variety of matters including information technology and key legislative and regulatory issues facing our global technology business, and strategic oversight of our management.

MONSANTO COMPANY 2016 PROXY STATEMENT 13

Proxy Item No. 1: Election of Directors Director Nominees

Principal Occupation:

Chief Executive Officer of Cosan Limited, a producer of bioethanol, sugar, energy and food, since April 2015; Chief Executive Officer of Cosan S.A. Indústria e Comércio, 2009-2015; Chief Commercial Officer, Cosan S.A. Indústria e Comércio, 2007-2009; Companhia Siderurgica Nacional S.A., Vice President, Infrastructure and Energy, 2003-2006; Ultrapar Partcipacoes S.A., Chief Operating Officer, Logistics, 1994-2003. Public Company Directorships in the Last Five Years: Cosan Ltd.

Marcos M. Lutz First Became Director: May 2014 Age: 46

Qualifications:

Mr. Lutz has attained significant senior management and operational experience through his roles as chief executive and chief commercial officer at large multi-national companies. As CEO of a public company that is a major employer in Brazil, he also has substantial experience operating in regulatory and societal frameworks of that region. This enables him to bring a very valuable perspective to our board and the sustainability and corporate responsibility committee given our company’s current operations in and strategic plans for Brazil and other regions outside the United States. He has also developed particular expertise related to the agricultural, food and chemical industries, which provides substantial insight to our board and our science and technology committee as they consider our company’s strategic plans and provide guidance to management operating our company in those industries.

Principal Occupation:

Retired Chairman and Chief Executive Officer, Sara Lee Corporation (which split into Hillshire Brands and D.E. Master Blenders 1753 in 2012); Chairman of the Board of Sara Lee Corporation, a global consumer packaged goods company, 2001-2005; Chief Executive Officer, Sara Lee Corporation, 2000-2005; President and Chief Operating Officer, Sara Lee Corporation, 2000-2004; President, Sara Lee Corporation, 1997-2000.

C. Steven McMillan First Became Director: June 2000 Age: 70

Qualifications:

Mr. McMillan has had significant operational experience leading a major international consumer products company, where he has gained expertise in finance, strategy, regulatory matters, marketing, manufacturing, mergers and acquisitions and human resources, and has had primary responsibility for risk management. These skills assist him in providing oversight of and guidance to our executive team in their management of a complex multi-national company. His understanding of the food industry enables him to provide valuable insights in our strategic planning and evaluation of our products. In addition, his past service on five other public company boards, including as a member of the audit and finance committees, and his current service as a board leadership fellow for the National Association of Corporate Directors, has given him additional expertise related to governance, finance, commodities, regulatory matters and business challenges for research and development-focused companies. This experience is beneficial in his service on our board, our executive, audit and finance and nominating and corporate governance committees and as chair of our people and compensation committee.

14 MONSANTO COMPANY 2016 PROXY STATEMENT

Proxy Item No. 1: Election of Directors Director Nominees

Principal Occupation:

Chief Financial Officer, The Procter & Gamble Company, one of the world’s leading consumer products companies, since 2009; Vice President and Treasurer, The Procter & Gamble Company, 2007-2009; Vice President, Finance and Accounting, Global Beauty and Global Health Care, The Procter & Gamble Company, 2005-2007.

Jon R. Moeller First Became Director: August 2011 Age: 52

Qualifications:

Mr. Moeller has substantial finance and management expertise developed through his 28 years of experience with a large, multi-national corporation. His current responsibilities as chief financial officer, and prior roles as treasurer and division vice president for finance and accounting, have given him a broad understanding of the finance and accounting issues facing a global manufacturing company. In addition to his substantial financial experience, he has expertise related to risk management and compliance matters, which enable him to make valuable contributions to the oversight role of our audit and finance and nominating and corporate governance committees. As the senior financial executive at his company, Mr. Moeller has experience in developing and executing global strategy and serving as a key member of management at a complex, worldwide organization, and has resided outside the United States. This broad international business experience enables him to provide his fellow directors and our senior management a valuable perspective with respect to our global strategy and the management of our domestic and international businesses based on sound financial goals.

Principal Occupation:

Chief Executive of Health Technology Networks, a consulting group specializing in the application of genomics technologies and computing in healthcare, since 1999; Chief Scientist, Complex Adaptive Systems Initiative, since 2009; Director of the Biodesign Institute, a combination of research groups at Arizona State University, 2003-2009; Chief Science and Technology Officer and Director, SmithKline Beecham, 1992-1999. Public Company Directorships in the Last Five Years: Exelixis, Inc..

George H. Poste, Ph.D., D.V.M. First Became Director: February 2003 Age: 72

Qualifications:

Dr. Poste is a scientist who has had extensive experience advising and leading research teams in both corporate and academic settings. He is a leader in synthetic biology and healthcare informatics, linking university research projects and collaborations. His roles as chief scientist leading research at a large university, and formerly as chief technology officer of a multi-national company, provide him valuable insight into the biotechnology industry and enable him to provide expert guidance, as chair of our science and technology committee, to our management and board as we develop and implement our technology strategies and research collaborations. In addition, his former roles on scientific advisory boards to the Federal government have also given him extensive experience related to risk management and regulatory and policy matters. His service as a director of other public companies, and as a member of the governance committee and chair of the research committees of other public companies, also bring valuable perspectives to our board.

MONSANTO COMPANY 2016 PROXY STATEMENT 15

Proxy Item No. 1: Election of Directors Director Nominees

Principal Occupation:

Retired Chairman and Chief Executive Officer, Lockheed Martin Corporation (“Lockheed”), a high technology aerospace and defense company. Executive Chairman, Lockheed, January 2013-January 2014; Chairman of the Board and Chief Executive Officer of Lockheed, 2010-2013; Chairman of the Board, President and Chief Executive Officer, Lockheed, 2005-2010; President and Chief Executive Officer, Lockheed, 2004-2005; President and Chief Operating Officer, Lockheed, 2000-2004; Chief Financial Officer, Lockheed, 1999-2001; Vice President Strategic Development, Lockheed, 1998-1999. Directorships in the Last Five Years: United States Steel Corporation; Lockheed Martin Corporation (former).

Robert J. Stevens First Became Director: August 2002 Age: 65

Qualifications:

Mr. Stevens has attained substantial experience in executive and operational roles during his career. He has expertise in areas such as finance, information technology, technology development, manufacturing, marketing, and human resources, and he has broad international business management experience. Mr. Stevens’ roles as CEO, president, COO and vice president of strategic development of a leading company in the defense industry have given him a deep understanding of the complexities of operating a global business, strategic planning, regulatory and legislative and public policy matters, all of which are valuable to us as a technology-driven company subject to significant regulatory and public policy oversight. In addition, his leadership as CEO, executive chairman and chairman has also afforded him the opportunity to develop corporate governance expertise that has enabled him to serve with distinction as our lead director and chair of our nominating and corporate governance committee. Having formerly served as a FORTUNE 50 CFO, he also has significant expertise in financial, risk management and compliance matters, which supports his service on the audit and finance committee.

Principal Occupation:

Chief Technology Officer, Colgate-Palmolive Company, (“Colgate”), a consumer products manufacturer, since 2011; Vice President Research and Development, Colgate, 2007-2011; Senior Vice President and Chief Science Officer for the Grocery Manufacturers Association, 2006-2007; Senior Vice President of Product Quality and Development at ConAgra Foods, Inc., 2002-2006; Senior Vice President of Research and Development, Grocery Products Development, at ConAgra Foods, Inc., 2000-2002.

Patricia Verduin, Ph.D. First Became Director: September 2015 Age: 57

Qualifications:

Dr. Verduin is a scientist with significant experience leading large global science, technology and innovation teams in the corporate setting. Her current role as CTO and prior roles as chief science officer and senior vice president of product quality and development and science and regulatory affairs at multi-national companies in the packaged food and consumer goods industries provide her valuable insight into the global food industry and enable her to provide expert guidance, as a member of our science and technology committee, to our management and board as we develop and implement our technology strategies and evaluate risk. Her experience working with the largest food industry trade association also has given her significant exposure to regulatory and government affairs, which is valuable in connection with her service on our sustainability and corporate responsibility committee.

16 MONSANTO COMPANY 2016 PROXY STATEMENT

Competency/Attribute
Barns
Boyce
Chicoine
Fields Grant Harper Ipsen Lutz McMillan Moeller Poste Stevens Verduin Operating • • • • • • • • • • • • Financial • • • • • • • • • •
International • • • • • • • • • • • Agriculture or Food Industry • • • • • • • • • Scientific/Technology/Information Technology • • • • • • Risk/Crisis Management • • • • • • • • • • • •
Marketing • • • • • • • • • • Government/Regulatory • • • • • • • • • • • • • Chemical/Commodity Industry • • • • • Governance/Business Conduct/Legal • • • • • • • • • Additional Information Age 53 62 69 61 58 60 52 46 70 52 72 65 57 Tenure <1 3 7 8 13 10 6 2 16 5 13 14 1 Other Public Company Boards 1 2 0 1 1 0 0 2 0 0 1 1 0

Proxy Item No. 1: Election of Directors Director Nominees

Summary of Director Core Competencies

The following chart summarizes the competencies currently represented on our board; the details of each director’s competencies are included in each director’s profile.

Age	Tenure	Other Public Company Boards

Average Age = 60 years	Average Tenure = 7.6 years	Average = < 1 Other Board

MONSANTO COMPANY 2016 PROXY STATEMENT 17

Corporate Governance and Ethics

At Monsanto, we are committed to effective corporate governance and high ethical standards. Corporate governance touches all aspects of our company and is an important part of both who we are and how we conduct ourselves every day.

As a company, our business decisions are guided by the core tenets of the Monsanto Pledge, our corporate governance guidelines and the charters of our board and its committees. The people of Monsanto have always been committed to the principles of a sound corporate governance program, and to fulfilling the commitments outlined in these documents.

We are pleased to share the components of our corporate governance program with you in this section of our proxy statement. In keeping with the spirit of the Monsanto Pledge, we hope this information gives you a sense of how our board members and employees strive to provide transparent and understandable information about Monsanto in an easily accessible way.

We encourage you to visit the Corporate Governance section of our website at www.monsanto.com/ whoweare/pages/corporate-governance.aspx where you will find detailed information about Monsanto’s corporate governance programs and policies, including:

■  Corporate Governance Guidelines

■  Code of Ethics for Chief Executive and Senior Financial Officers

■  Codes of Conduct for Directors, Executives, Employees and Suppliers

■  Charters for our Board and Board Committees

■  Certificate of Incorporation and Bylaws

Hard copies of these documents may be obtained without charge by any shareowner upon request by contacting the Corporate Secretary, Monsanto Company, 800 North Lindbergh Boulevard, St. Louis, Missouri 63167. Information on our website does not constitute part of this proxy statement.

18 MONSANTO COMPANY 2016 PROXY STATEMENT

Corporate Governance and Ethics Our Corporate Governance Framework

Our Corporate Governance Framework

Monsanto is committed to the values of effective corporate governance and high ethical standards. Our board believes that these values are conducive to strong business performance and creating long-term shareowner value. Our governance framework gives our highly experienced directors the structure necessary to provide oversight, advice and counsel to Monsanto.

Corporate Governance At A Glance
Board Independence	■ 12 out of 13 of our directors are independent ■ Our CEO is the only management director
Board Composition

■   Currently, the board has fixed the number of directors at 13

■   The board regularly assesses its performance through board and committee self-evaluation

■   The nominating and corporate governance committee leads the full board in considering board competencies and refreshment in light of company strategy

Board Committees

■   We have six board committees – executive, audit and finance, nominating and corporate governance, people and compensation, science and technology, and sustainability and corporate responsibility

■   With the exception of the executive committee (our chairman and CEO serves on this committee), all other committees are composed entirely of independent directors

Leadership Structure

■   Our chairman is CEO of our company. He interacts closely with our independent lead director

■   The independent board members elect our lead director annually. Among other duties, our lead director chairs executive sessions of the independent directors to discuss certain matters without management present

Risk Oversight

■   Our full board is responsible for risk oversight, and has designated committees to have particular oversight of certain key risks. Our board oversees management as management fulfills its responsibilities for the assessment and mitigation of risks and for taking appropriate risks

Open Communication	■ We encourage open communication and strong working relationships among the lead director, chairman and other directors ■ Our directors have access to management and employees
Director Stock Ownership

■   At the end of fiscal 2016, our directors were required to own 5,872 shares of our common stock - more than five times the portion of their annual base retainer payable in cash (or stock at the director’s election)

Accountability to Shareowners

■   We use majority voting in uncontested director elections

■   We have a fully non-classified board with annual election of directors

■   We have enabled our shareowners to nominate directors and have their eligible nominees included in the proxy statement with our nominees

■   We actively reach out to our shareowners through our engagement program

■   Shareowners can contact our board, lead director or management through our website or by regular mail

Management Succession Planning

■   The board actively monitors our succession planning and people development and receives regular updates on employee engagement, diversity and retention matters

■   At least twice per year, the board reviews senior management succession and development plans

Sustainability and Corporate Responsibility

■   The board monitors our programs and initiatives on sustainability, environmental and political matters and social responsibility and engages directly with stakeholders

■   The sustainability and corporate responsibility committee reviews and approves our Sustainability Report.

MONSANTO COMPANY 2016 PROXY STATEMENT 19

Corporate Governance and Ethics Our Board of Directors

Our Board of Directors

Our board of directors oversees, counsels and directs management in the long-term interest of Monsanto and our shareowners.

The board’s major responsibilities include:

 ∎  overseeing the conduct of our business, assessing our business and other enterprise risks;

 ∎  reviewing and approving our key financial objectives, strategic and operating plans, and other significant actions;

 ∎  overseeing our processes for maintaining the integrity of our financial statements and other public disclosures, and our compliance with law and ethics;

 ∎  evaluating CEO and senior management performance and determining executive compensation;

 ∎  planning for CEO succession and monitoring management’s succession planning for other key executive officers; and

 ∎  establishing our effective governance structure, including appropriate board composition and planning for board succession.

How We Select Our Director Nominees

Our board is responsible for nominating members and filling vacancies on the board that may occur between annual meetings of shareowners, based upon the recommendation of the nominating and corporate governance committee. The committee considers the company’s current needs and long-term and strategic plans, in the context of overall board refreshment, to determine the skills, experience and characteristics needed by our board.

The nominating and corporate governance committee has retained a search firm to assist it in identifying and evaluating potential candidates for our board, including most recently Dwight M. “Mitch” Barns. The committee seeks input from other board members and senior management to evaluate nominees for director.

When evaluating potential candidates, the committee takes into consideration the Desirable Characteristics of Directors in our board charter, included on the following page, which includes consideration of diversity. Our board recognizes the value of diversity and considers how a candidate may contribute to the board in a way that can enhance perspective and judgment through diversity in gender, age, ethnic background, geographic origin, and professional experience. The committee also considers whether potential candidates will likely satisfy the independence standards for service on the board and its committees.

The board reviews its effectiveness in balancing these considerations through ongoing consideration of directors and nominees, as well as the board’s annual self-evaluation process.

BOARD REFRESHMENT

Our board maintains a robust process in which the members focus on identifying, considering and evaluating potential board candidates. Our nominating and corporate governance committee leads this process by considering prospective candidates at its meetings. In identifying appropriate candidates, supported by its outside consultants, through a thoughtful evaluation the committee is focused on aligning the skills, experience and characteristics of our board with the strategic development of the company. Among other things, the members aim to strike a balance between the knowledge that comes from longer-term service on the board with the fresh insights that can come from adding new members to the board. The following shows our board refreshment process:

Nominating and Corporate Governance Committee Oversight
Committee Chair: Robert J. Stevens, Lead Independent Director

Identification of Candidates	Assessment and Interviews	Nomination and Election	Onboarding
The nominating and corporate governance committee reviews candidates identified by an independent search firm, taking into consideration the Desirable Characteristics of Directors.

The committee seeks input from other board members and senior management to evaluate nominees for director and interviews appropriate candidates to confirm their qualifications, interest and availability for board service.

		Upon a recommendation from the nominating and corporate governance committee, the board of directors determines whether to elect a director candidate and optimal committee placement.	We conduct a comprehensive onboarding process for new directors, including site visits, to provide an understanding of our business, opportunities and challenges.

20 MONSANTO COMPANY 2016 PROXY STATEMENT

Corporate Governance and Ethics Our Board of Directors

SHAREOWNER NOMINATIONS OF DIRECTOR CANDIDATES

In fiscal 2015, we amended our bylaws to permit a group of up to 20 shareowners who have owned a minimum of 3% of our outstanding capital stock for at least three years to submit director nominees for up to 20% of the board for inclusion in our proxy statement, subject to complying with the requirements identified in our bylaws. We made further revisions to such provisions in fiscal 2016 to eliminate certain restrictions and conditions on use of the proxy access provisions by our eligible shareowners. Our board adopted the amendments and made the revisions following thoughtful discussions with shareowners regarding the evolving role of proxy access through our long-standing shareowner outreach program, as well as shareowner approval of a non-binding proposal requesting amendment of our bylaws to adopt proxy access. During our outreach discussions, our shareowners expressed support for the 20 shareowner group and up to 20% of the board formulation and a general flexibility on other proxy access provisions. Shareowners who wish to nominate directors for inclusion in our proxy statement or directly at an annual meeting in accordance with the procedures in our bylaws should follow the instructions under “Shareowner Proposals and Director Nominations for 2018 Annual Meeting” in this proxy statement.

DESIRABLE CHARACTERISTICS OF DIRECTORS

Personal Characteristics

Integrity and Accountability: High ethical standards, integrity and strength of character in his or her personal and professional dealings and a willingness to act on and be accountable for his or her decisions.

Informed Judgment: Demonstrate intelligence, wisdom and thoughtfulness in decision-making. Demonstrate a willingness to thoroughly discuss issues, ask questions, express reservations and voice dissent.

Financial Literacy: An ability to read and understand balance sheets, income and cash flow statements. Understand financial ratios and other indices for evaluating company performance.

Mature Confidence: Assertive, responsible and supportive in dealing with others. Respect for others, openness to others’ opinions and the willingness to listen.

High Standards: History of achievements that reflect high standards for himself or herself and others.

Core Competencies[1]

Accounting and Finance: Experience in financial accounting and corporate finance, especially with respect to trends in debt and equity markets. Familiarity with internal financial controls.

Business Judgment: Record of making good business decisions and evidence that duties as a director will be discharged in good faith and in a manner that is in the best interests of the company.

Management: Experience in corporate management. Understand management trends in general and in the areas in which the company conducts its business.

Crisis Response: Ability and time to perform during periods of both short-term and prolonged crisis.

Industry/Technology: Unique experience and skills in an area in which the company conducts its business, including science, manufacturing and technology relevant to the company.

International Markets: Experience in global markets, international issues and foreign business practices.

Leadership: Understand and possess skills and have a history of motivating high-performing, talented managers.

Strategy and Vision: Skills and capacity to provide strategic insight and direction by encouraging innovations, conceptualizing key trends, evaluating strategic decisions, and challenging the company to sharpen its vision.

Commitment to the Company

Time and Effort: Willing to commit the time and energy necessary to satisfy the requirements of board and board committee membership. Expected to attend and participate in all board meetings and board committee meetings in which they are a member. Encouraged to attend all annual meetings of shareowners. A willingness to rigorously prepare prior to each meeting and actively participate in the meeting. Willingness to make himself or herself available to management upon request to provide advice and counsel.

Awareness and Ongoing Education: Possess, or be willing to develop, a broad knowledge of both critical issues affecting the company (including industry-, technology- and market-specific information), and director’s roles and responsibilities (including the general legal principles that guide board members).

Other Commitments: In light of other existing commitments, ability to perform adequately as a director, including preparation for and attendance at board meetings and annual meetings of the shareowners, and a willingness to do so.

Stock Ownership: Complies with the Monsanto Company Executive and Director Stock Ownership Requirements.

[1]	The board as a whole needs the core competencies represented by at least several directors.

MONSANTO COMPANY 2016 PROXY STATEMENT 21

Corporate Governance and Ethics Our Board of Directors

Team and Company Considerations

Balancing the Board: Contributes talent, skills and experience that the board needs as a team to supplement existing resources and provide talent for future needs.

Diversity: Contributes to the board in a way that can enhance perspective and judgment through diversity in gender, age, ethnic background, geographic origin, and professional experience (public, private, and non-profit sectors). Nomination of a candidate should not be based solely on these factors.

DIRECTOR INDEPENDENCE

Our board charter provides that no more than two board members may be non-independent under the independence criteria set by the NYSE. Under the NYSE listing standards, for a director to be considered independent, the board must affirmatively determine that the director has no direct or indirect material relationship with Monsanto. The NYSE has also established enhanced independence standards applicable to members of our audit and finance committee and our people and compensation committee. Our board has established independence standards for determining director independence that conform to the NYSE’s independence criteria.

In evaluating director independence, the board considered the independence standards and relevant facts and circumstances. Any transactions, relationships and arrangements between a director and Monsanto that were within the NYSE’s standards and our independence standards, were considered immaterial, and were not considered by the board in evaluating director independence. Based upon this evaluation, the board has determined that the following directors are independent: Dwight M. “Mitch” Barns, Gregory H. Boyce, David L. Chicoine, Janice L. Fields, Arthur H. Harper, Laura K. Ipsen, Marcos M. Lutz, C. Steven McMillan, Jon R. Moeller, George H. Poste, Robert J. Stevens and Patricia Verduin. Accordingly, 12 of our 13 directors are independent, and each of the following committees of the board is composed solely of independent directors:

∎  the audit and finance committee;

∎  the nominating and corporate governance committee;

∎  the people and compensation committee;

∎  the science and technology committee; and

∎  the sustainability and corporate responsibility committee.

A complete guide to Monsanto’s Board of Directors’ Independence Standards may be found at http://www.monsanto.com/whoweare/pages/board-of-directors-charter.aspx.

Executive Sessions of Independent Directors

Highly Independent Board 12 of our 13 nominees are Independent.

Executive sessions of the independent members of the board are routinely held each time the board meets in person at a regularly scheduled meeting. This gives the independent directors an opportunity to discuss matters without the presence of management and then provide feedback to the chairman.

Board Leadership Structure

Monsanto is deeply focused on our corporate governance practices. We value independent board oversight as an essential component of strong corporate performance to enhance shareowner value. Our commitment to independent oversight is demonstrated by the fact that all of our directors are independent, except our chairman. In addition, all of the members of our board’s committees, except the executive committee, are independent.

Our board believes that its current leadership structure, in which the roles of chairman and CEO are held by one person, is best for Monsanto and its shareowners at this time. Hugh Grant is our chairman and CEO. In his dual role, Mr. Grant is able to use the in-depth focus and perspective gained in running the company to effectively and efficiently guide our board. He fulfills his responsibilities in chairing the board through close interaction with our lead director, Robert Stevens, who was elected by the independent directors of our board.

The strong working relationships among the lead director, chairman and other directors are supported by a board governance culture that fosters open communications among the members, both during meetings and in the intervals between meetings. Open communication is important to develop an understanding of issues, promote appropriate oversight, and encourage the frank discussion of matters essential to leading a complex and dynamic enterprise.

22 MONSANTO COMPANY 2016 PROXY STATEMENT

Corporate Governance and Ethics Our Board of Directors

ROLE OF THE LEAD DIRECTOR

The board has structured the role of our independent lead director to strike an appropriate balance to the combined chairman and CEO role and to fulfill the important requirements of independent leadership on the board.

As lead director, Mr. Stevens:

■  approves information sent to the board, meeting agendas for the board and meeting schedules to assure that there is sufficient time for discussion of all agenda items;

■  has the authority to call meetings of the board or meetings of the independent directors;

■  presides at executive sessions of the independent directors;

■  serves as the liaison between the chairman and the independent directors;

■  presides at all meetings of the board at which the chairman is not present;

■  is a member of the board’s executive committee;

■  is available to consult with the chairman and CEO about the concerns of the board;

■  is available to consult with any of our senior executives as to any concerns that executives might have; and

■  upon request, is available for consultation and direct communication with major shareowners.

See page 28 for information on communication with our lead director. While serving as lead director, Mr. Stevens has overseen the development and implementation of governance practices that support high levels of performance by members of the board. His leadership fosters a board culture of open discussion and deliberation, with a thoughtful evaluation of risk, to support sound decision-making. He encourages communication among the directors, and between management and the board, to facilitate productive working relationships. Working with our chairman and other members of the board, Mr. Stevens also ensures there is an appropriate balance and focus among key board responsibilities such as strategy development, review of operations, risk oversight, and management succession planning.

We will continue to re-examine our corporate governance policies and leadership structures on an ongoing basis to ensure that they continue to meet the company’s needs.

Board Policies and Practices

Our board of directors has adopted corporate governance policies to assist the board and its committees in the exercise of their responsibilities, several of which are described below and on the following page. Each board committee has a written charter that states its purposes, goals and responsibilities, as well as criteria and procedures for committee membership, the appointment and removal of members, committee structure and operations and reporting to the full board. The board and committee charters provide our shareowners key information about how our board functions.

BOARD SIZE

Currently, the board has fixed the number of directors on our board at 13 members.

DIRECTOR ORIENTATION AND CONTINUING EDUCATION

Upon joining the board, directors are provided with an in-depth orientation about our company, including our business operations, strategy and governance and a visit to one of our facilities. New directors without previous experience as a director of a public company are expected to enroll in a director education program on corporate governance and director professionalism offered by a nationally recognized sponsoring organization. New directors with experience as a public company director are expected to participate in a comparable director education program offered at another board on which the director serves, if they have not recently attended such a program. We provide our directors with ongoing education opportunities, both at board meetings and through access to director education programs and other resources to assist them to remain abreast of developments in corporate governance and critical issues relating to the operation of public company boards. The board also conducts periodic visits to Monsanto facilities as part of its regularly scheduled board meetings.

MONSANTO COMPANY 2016 PROXY STATEMENT 23

Corporate Governance and Ethics Our Board of Directors

BOARD SELF-ASSESSMENTS

The board conducts annual self-evaluations to determine whether it and its committees are functioning effectively and whether its governing documents continue to remain appropriate. Our board’s self-evaluation is facilitated by a wide range of questions related to topics including operations, composition of the board, responsibilities, governing documents and resources. As part of the board self-evaluation process, each director also conducts a self-evaluation, and our chairman conducts individual interviews with each board member. The process is designed and overseen by the nominating and corporate governance committee, which is chaired by our lead independent director, and the results of the evaluations are discussed by the full board.

Each committee, other than the executive committee, annually reviews its own performance and assesses the adequacy of its charter, and reports the results and any recommendations to the board. The nominating and corporate governance committee oversees and reports annually to the board its assessment of each committee’s performance evaluation process.

BOARD OVERSIGHT OF MANAGEMENT SUCCESSION PLANNING

Our board and management consider succession planning and people development to be an integral part of the company’s long-term strategy. The people and compensation committee is responsible for monitoring our management succession and development plans and receives regular updates on employee engagement, diversity and retention matters, which are reported to the full board. At least twice annually, our full board reviews senior management succession and development plans with our CEO. Our CEO then presents to the independent directors his evaluations and recommendation of future candidates for the CEO position and other senior leadership roles and potential succession timing for those positions, including under emergency circumstances. The board also reviews and discusses development plans for individuals identified as high-potential candidates for senior leadership positions, and the board members interact with these candidates in formal and informal settings during the year.

Information about board refreshment can be found in the section titled How We Select Our Director Nominees.

Compensation Committee Interlocks and Insider Participation

No member of our people and compensation committee (Messrs. McMillan (Chair), Barns and Harper, and Ms. Fields) is or has been an officer or employee of our company or any of our subsidiaries. In addition, no member of our people and compensation committee has had any related person transactions that require disclosure under the SEC’s proxy rules and regulations.

Board Meetings, Committees and Membership

During fiscal 2016, our board of directors met 11 times and acted twice by written consent. All directors attended 75% or more of the total meetings of the board and of the board committees on which they served at the time.

Our board charter formally encourages directors to attend the annual meeting of shareowners. Last year all of the directors then in office attended the meeting, with the exception of Mr. Lutz.

24 MONSANTO COMPANY 2016 PROXY STATEMENT

Number of
Meetings Held
Actions by Written Consent
Barns
Boyce
Chicoine
Fields
Grant
Harper
Ipsen
Lutz
McMillan
Moeller
Poste
Stevens
Verduin
  Executive
2
2
2
  Audit & Finance
11
9
11
11
11
  Nominating & Corporate Governance
5
5
5
5
5
  People & Compensation
7
1
7
7
7
  Science & Technology
5
3
3
5
5
5
5
5
  Sustainability & Corporate Responsibility
5
3
3
5
5
5
5
5
5
Chairperson

Corporate Governance and Ethics Our Board of Directors

Our board of directors has six committees as outlined below.

BOARD COMMITTEE MEMBERSHIP

The following chart shows the fiscal 2016 membership and chairpersons of our board committees, committee meetings held and actions by written consent taken, and committee member attendance. During fiscal 2016, our restricted stock grant committee (a board committee that was discontinued during fiscal 2016) took action by written consent nine times.

1	Ms. Fields became a member of the Executive Committee on August 12, 2016.

BOARD COMMITTEES

The following chart shows the membership and chairpersons of our board committees and their roles and responsibilities as of Dec. 1, 2016.

Executive Committee Members: Messrs. Grant (Chair), McMillan and Stevens, and Ms. Fields

■  Directs the management of our business and affairs in the intervals between meetings of our board of directors (except for certain matters specifically retained by our board of directors or that are reserved for our entire board of directors by statute, our certificate of incorporation or our bylaws).

■  Actions of the executive committee are reported to the board of directors at its next regular meeting.

Audit and Finance Committee

Members:

Messrs. Moeller (Chair),

Boyce, Harper, McMillan and Stevens

All members of the audit and finance committee were determined to meet the independence and experience requirements of the NYSE listing standards. We determined that each of the members is financially literate and that Messrs. McMillan, Moeller and Stevens are “audit committee financial experts” for purposes of SEC regulations.

Oversees:

■  the integrity of our financial statements;

■  the qualifications and independence of our independent registered public accounting firm;

■  the performance of our independent registered public accounting firm and internal audit staff;

■  our compliance with legal and regulatory requirements; and

■  our policies and practices for major financial risk exposures.

Nominating and Corporate

Governance Committee

Members:

Messrs. Stevens (Chair),

McMillan and Moeller, and Ms. Fields

All members of the nominating and corporate governance committee were determined to meet the independence listing standards of the NYSE.

■  Provides oversight of the corporate governance affairs of our board and company, including consideration of risk oversight responsibilities of our full board and its committees.

■  Identifies and recommends individuals to our board for nomination as members of the board and its committees, and recommends director orientation and continuing education.

■  Leads our board of directors and our board committees in annual reviews of their performance.

■  Reviews and advises on shareowner engagement and proposals received by the company.

MONSANTO COMPANY 2016 PROXY STATEMENT 25

Corporate Governance and Ethics Our Board of Directors

People and Compensation Committee

Members:

Messrs. McMillan (Chair),

Barns and Harper, and Ms. Fields

All members of the people and compensation committee were determined to meet the enhanced independence listing standards of the NYSE.

■  Establishes and reviews our executive compensation program and policies and seeks to ensure that our senior management is compensated in a manner consistent with the program and policies.

■  Establishes, reviews and monitors our overall compensation program for all our employees, other than senior management, and monitors our performance as it affects our employees.

■  Considers the impact of our compensation policies and practices in relation to our risk management objectives.

■  Monitors implementation of our management succession strategies and plans for our CEO and other members of senior management.

■  Performs or delegates, reviews and monitors Monsanto’s responsibilities for our retirement and welfare benefit plans.

■  Reviews our compensation program for non-employee directors and recommends appropriate changes to our board of directors.

Science and Technology Committee Members: Dr. Poste (Chair), Messrs. Boyce and Lutz, Drs. Chicoine and Verduin and Ms. Ipsen

■  Reviews and monitors our technology portfolio and information technology platforms, including as related to the budget, research and development infrastructure, intellectual property and regulatory matters.

■  Provides understanding, clarification and validation of the technical matters of our business to enable the board to make informed strategic business decisions and ensure that world class science is practiced at our company.

■  Identifies and investigates significant emerging science and technology issues.

■  Oversees the management of risks related to our technology portfolio and information technology platforms.

Sustainability and Corporate Responsibility Committee Members: Ms. Fields (Chair), Messrs. Barns and Lutz, Drs. Chicoine, Poste and Verduin, and Ms. Ipsen

■  Reviews and monitors our performance as it affects matters relating to sustainability, the environment, communities, customers and other key stakeholders, including related risks and risks related to reputation.

■  Reviews issues affecting company products in the marketplace, including issues of agricultural biotechnology, and identifies and reviews significant emerging issues.

■  Receives periodic reports on the company’s business conduct program, progress related to the company’s Human Rights Policy, and the company’s charitable and political contributions and lobbying expenses, including authorizing funding for contributions and appointing senior management to manage political contributions.

■  Reports to the full board as to the status of our company’s programs and initiatives on sustainability, environmental matters and social responsibility.

Board Role in Risk Oversight and Assessment

As a technology company, taking risk is important to pursuing future growth for Monsanto. We must also manage our assets for the benefit of our company and our shareowners. But how do we ensure that we take the right risks?

Our board oversees management as it balances risk and reward opportunities, and is responsible for motivating and challenging management to properly assess, mitigate and take risks. In fulfilling its oversight responsibilities, our board receives periodic in-depth reports on management’s enterprise risk assessment process and frequent updates on management’s assessment of current and future risks. When requesting approval for a project, management is responsible for fully describing the relevant risks and mitigating factors to the board. The board is then able to fully assess the project within our risk-reward parameters.

Our board oversees many risks at the board level, but allocates certain risks to its committees for a deeper review. The board also assigns some risks to multiple committees. This increases the effectiveness of our board’s oversight by taking into account the different perspectives of the various board committees, including their interactions with management. Each committee reports on its activities to the full board.

26 MONSANTO COMPANY 2016 PROXY STATEMENT

Corporate Governance and Ethics Our Board of Directors

OUR BOARD AND COMMITTEE RISK OVERSIGHT RESPONSIBILITIES

This chart summarizes the key risk oversight responsibilities of our board and its committees.

Board or Committee	Risk Oversight Responsibilities
Board	Business strategy and major resource allocations Risk assessment and policies developed by management Executive succession Business conduct and compliance Crisis management
Audit and Finance Committee	Business operations Major financial exposures Compliance with regulatory requirements Information technology/cyber-security Business conduct
Executive Committee	Risk related to a specific approval item
Nominating and Corporate Governance Committee	Overall board governance Board refreshment and operations Compliance with regulatory requirements Business conduct
People and Compensation Committee	Organizational development and engagement Design of compensation programs Compliance with regulatory requirements
Science and Technology Committee	Scientific risks Technology portfolio and intellectual property Regulatory/product performance Information technology
Sustainability and Corporate Responsibility Committee	Sustainability and the environment Stewardship/regulatory Community impact and reputation Business conduct Company participation in the political process

Our management has developed an enterprise risk management program to identify and prioritize risks, based on the potential significance of the risk. We have also implemented internal controls to mitigate certain risks and a certification process to check that controls are being followed and remain effective.

COMPENSATION-RELATED RISK

We regularly assess risks related to our compensation programs, including our executive compensation programs, and do not believe that the risks arising from our compensation policies and practices are reasonably likely to have a material adverse effect on our company. At the people and compensation committee’s direction, its independent compensation consultant, Frederic W. Cook & Co., Inc. (“FW Cook”) and management provide ongoing information regarding compensation factors that could mitigate or encourage excessive risk-taking.

MONSANTO COMPANY 2016 PROXY STATEMENT 27

Corporate Governance and Ethics Shareowner Communication with our Board of Directors, Lead Independent Director and Monsanto

In addition, in August 2016, management provided a risk assessment of compensation programs to the committee for its review and consideration, and the committee again solicited input from FW Cook. In its review, the committee considered the attributes of our compensation programs, including:

■	the balance between annual and longer-term performance opportunities to reduce the incentive to accelerate or delay performance and the fact that Financial Goal RSU awards to the CEO have the potential for continued vesting following employment;

■	performance measures tied to key, auditable measures of short-term and long-term performance to motivate sustained performance;

■	performance goals set at levels that are sufficiently high to encourage strong performance and support the resulting compensation expense, but within reasonably attainable parameters intended to discourage pursuit of excessively risky business strategies;

■	the fact that the committee determines goals for executive compensation awards in connection with the board’s deliberation of the company’s budget and strategic plans, and that the committee’s membership includes several members of the audit and finance committee, providing an appropriate link between financial performance and compensation;

■	the committee’s ability to exercise discretion under our compensation plans in certain circumstances when determining pay-outs of performance-based compensation;

■	our policy on recoupment of performance-based compensation for financial restatements as discussed on page 63; and

■	robust stock ownership requirements for our CEO and other executives intended to align executives’ interests with those of our shareowners.

Shareowner Communication with our Board of

Directors, Lead Independent Director and Monsanto

Monsanto’s board of directors welcomes shareowner communications. Shareowners may contact our board, our lead independent director or other independent directors by email or regular mail:

INTERNET	MAIL
Go to our website at www.monsanto.com/ whoweare/pages/contactourdirectors.aspx

You may also send correspondence to: Monsanto

c/o David F. Snively, Corporate Secretary
(for our lead independent director use:
c/o Office of the Lead Director)
800 North Lindbergh Boulevard,
Mail Stop A3NA
St. Louis, Missouri 63167

We will review shareowner communications to determine whether a response by the board is appropriate. Shareowner emails to the board cannot contain attachments, and any attachments will be automatically removed. If you wish to provide additional materials with your communications, please use regular mail, sent to the address shown above.

Contacting Monsanto. While the board oversees management, it does not participate in day-to-day management functions or business operations. If you wish to submit questions or comments relating to these matters, please use the Contact Us Form on our website, which will help you to direct your message to the appropriate area of our company.

28 MONSANTO COMPANY 2016 PROXY STATEMENT

Corporate Governance and Ethics Policies and Practices That Guide and Govern Our Actions

Policies and Practices That Guide and

Govern Our Actions

Our corporate governance and ethics policies enable us to manage our business in line with high standards of business practices and in the best interest of our shareowners. We re-evaluate our policies periodically to ensure they continue to meet our company’s needs.

In addition to our board of directors’ charters, we have adopted several other policies and practices that guide and govern the manner in which we act. We have listed some of our significant corporate governance practices and policies below.

Our Pledge

The Monsanto Pledge is our commitment to how we do business. It is a declaration that calls us to consider our actions and their impact broadly, and to lead responsibly. It drives us to engage with societal stakeholders in order to better hear and understand their issues of concern and how we can improve our performance and impact. The Pledge also helps us to convert our values into actions, and to make clear who we are and what we champion. Our annual Sustainability Report describes many of the ways in which we have implemented the Pledge.

Code of Business Conduct

At Monsanto, we are committed to building relationships based on integrity. Integrity, in alignment with our Pledge, helps us earn and retain the trust of people with whom we do business. Our board has adopted a Code of Business Conduct that applies to everyone at Monsanto — our directors, officers and employees. In addition, the Monsanto Supplier Code of Conduct applies to actions taken on our behalf by persons representing our company such as consultants, agents, sales representatives, distributors, suppliers and independent contractors, who are expected to act consistently with these commitments when performing services on our behalf.

The employee Code of Business Conduct provides guidance on and expresses our commitment to safety and health, protecting the environment, fair dealing, proper stewardship of our products, use of company resources, and accurate communication about our finances and products. It also addresses many of the legal and ethical facets of integrity in business dealings with customers, suppliers, investors, the public, governments that regulate Monsanto and the communities where we do business. Our Code of Business Conduct has been translated into more than 31 languages and is distributed to our employees, who are required to affirm their commitment to the Code on an annual basis. Our Supplier Code of Conduct extends these commitments to third party providers to clarify Monsanto’s expectations that we will choose to do business only with those who share our values and is available at www.monsanto.com/whoweare/pages/supplier-code-of-conduct.aspx.

Confidential Employee Hotline Through a board chartered global business conduct office, we implement compliance and ethics initiatives through working groups and dedicated facilitators in each of our global business regions. Employees have access to a multi-language capable guidance line and website operated by an independent service provider that is available worldwide for the receipt of complaints regarding accounting, internal controls and auditing matters, and have in place procedures for the anonymous submission of employee concerns regarding accounting or auditing matters and a policy prohibiting retaliation for good-faith reporting. Where allowed by local law, employees may submit a complaint or question, including anonymously, via reporting to our third party service provider that maintains 24/7 availability and language accommodation, an internal toll-free telephone number or a special email mailbox dedicated to business conduct matters.

Financial Governance — Code of Ethics

We have adopted a code of ethics that applies to our chief executive officer and the senior leadership of our finance department, including our chief financial officer and our controller. As a public company, it is important that our filings with the SEC be accurate and timely. Our internal audit function maintains important oversight over the key areas of our business and financial processes and controls, and reports regularly to our audit and finance committee.

MONSANTO COMPANY 2016 PROXY STATEMENT 29

Corporate Governance and Ethics Policies and Practices That Guide and Govern Our Actions

Shareowner Rights Policy

We do not have a shareowner rights plan (commonly known as a poison pill) and are not currently considering adopting one. Our board’s policy is that it will only adopt a shareowner rights plan if either (1) the shareowners approve it or (2) the board makes a determination that it is in the best interests of the shareowners to adopt a shareowner rights plan without the delay that would be required in order to seek shareowner approval.

Charitable Contributions

Under our Charitable Contributions Policy adopted by the board, if Monsanto is requested by a director to make a charitable contribution, then it must be reviewed by the chair of the nominating and corporate governance committee (or the full committee, if the committee chair makes such a request). They will determine whether the donation would impair the director’s independence.

Human Rights

In 2016, we celebrated the tenth anniversary of the adoption of our Human Rights Policy (adopted in April 2006). The policy is grounded in international standards and is an important expression of our values as described in the Monsanto Pledge. It provides a framework to hold us accountable to advance, support and respect human rights in the course of our business. We work to identify and do business with partners who conduct their businesses with ethical standards that are consistent with this policy, and we work with those business partners in the spirit of continuous improvement. In the development of our policy there was recognition by both Monsanto business leaders and external stakeholders that the continuous improvement approach would be the most effective and honest model to address these complex and multifaceted issues on a consistent basis. The managements gives annual updates to the sustainability and corporate responsibility committee on the implementation of the policy.

Political Contributions

We are committed to participating constructively in the political process, as we believe participation is essential to our company’s long-term success. Our participation in the political process includes contributions to political candidates in a manner that is compliant with all applicable laws and reporting requirements. We have established effective governance processes including oversight by our sustainability and corporate responsibility committee regarding political contributions made by our company. Please see our website for more information about the ways in which we participate in the political process and contributions we have made.

Stakeholder Engagement

Talking to our stakeholders, whether it’s our farmer customers, employees, or investors, has always been an important part of how we do business.

In 2011, we began a more formalized stakeholder engagement program. The conversations not only included our business activities, but also our mission, values and commitments to sustainability. We brought many internal and external stakeholders to the table with our board of directors, its committee dedicated to sustainability and the leaders of Monsanto — through in-person meetings and surveys — to share, debate and find common ground. During these stakeholder engagement sessions, there was one thing we heard loud and clear: Do a better job at opening up and engaging society.

We consider it vital that our stakeholder engagement is inclusive, flexible and open to all audiences and ideas. We value the views of our shareowners and other stakeholders and make it a practice to solicit input and engage in dialogue throughout the year about various topics, including those relating to environmental, social and governance matters. For additional information regarding our shareowner outreach program, see page 46.

Related Person Transactions Policy

Our board has adopted a written policy regarding the review, approval or ratification of “related person transactions.”

A “related person” is defined under the applicable SEC rule and includes our directors, executive officers, beneficial owners of 5% or more of our common stock, and each of their immediate family members.

30 MONSANTO COMPANY 2016 PROXY STATEMENT

Corporate Governance and Ethics Policies and Practices That Guide and Govern Our Actions

Under the written policy, our nominating and corporate governance committee generally is responsible for reviewing, approving or ratifying any related person transactions covered by SEC rules. It will approve a transaction only if it determines that the transaction is in, or not inconsistent with, the best interests of the company and its shareowners. Here is a description of matters reviewed by the nominating and corporate governance committee under this policy:

■	William Sherk, our crop protection business lead in Canada until his departure from our company in fiscal 2016, is a brother-in-law to our executive officer Kerry Preete. Mr. Sherk’s compensation had been established in accordance with our ordinary employment and compensation practices applicable to employees with equivalent qualifications, experience and responsibilities and he was eligible to participate in our employee benefit programs on the same basis as other similarly situated employees. Further, a procedure had been put in place under which Mr. Begemann, our president and COO, had been involved in approving any special pay actions and awards for Mr. Sherk. During fiscal 2016, Mr. Sherk received annual base pay of approximately $100,823. He also received an annual incentive award for fiscal 2016 of approximately $3,771. In connection with his departure effective June 30, 2016, he was entitled to receive a payment in the amount of $206,098, which payment was approved by both Mr. Begemann and our nominating and corporate governance committee. These amounts are based on a September 1, 2016 exchange rate.

Sustainability and Corporate Responsibility

Our Commitment to Sustainability

is a key component of who we are. Through our Sustainability and Corporate Responsibility Committee, we’re addressing critical issues and engaging with stakeholders about our progress.

Our long-standing commitment to sustainability is embedded in our core business strategy, operations and products as evidenced by our progress against our broad-ranging standing commitments. We are focused on how Monsanto can contribute to the 2030 Agenda of the United Nations and advancement of the
Global Goals through improving lives by helping make balanced meals accessible to all while using resources more efficiently.

Sustainability is a core value at Monsanto which warrants our continuous focus and commitment to improvement across the organization. In March 2016, we published our 2015 sustainability report, again adhering to the Core option of the Global Reporting Initiative (“GRI”) G4 Sustainability Reporting Guidelines,
covering primarily fiscal 2015 data and activities. We plan to issue our 2016 report early in 2017. Our 2015 report is available at http://www.monsanto.com/sustainability/pages/default.aspx.

HIGHLIGHTS OF OUR 2015 REPORT: GROWING BETTER TOGETHER

People	Planet	Company

■   We strive to make balanced meals more accessible for everyone on the planet and improve lives for farmers, employees, consumers and communities. Our report highlights our work and collaborations to

–  Increase crop productivity

–  Improve the lives of resource-poor farm families

–  Respect and protect human rights and embrace diversity

–  Invest in the safety, health and wellbeing of our employees

–  Support education for smallholder farmers and in our communities

■   We work to balance agricultural and societal demands with environmental resources through the pursuit of solutions that help farmers grow crops more efficiently. We’re working to adapt to and mitigate climate change through

–  Plans to make our operations carbon neutral by 2021, which we announced in Dec. 2015

–  Work to reduce greenhouse gas emissions and increase irrigation water application in our operations and more broadly within agriculture

–  Analysis and work to address where and how we intersect biodiversity

■   We place high ethical standards, effective corporate governance, responsible product stewardship and transparent reporting at the center of the way we operate our business.

–  We are dedicated to facing the tough issues head-on. Through our many stakeholder engagements and the monitoring of what’s being said about our company in media, we seek to understand what society and stakeholders want to know about Monsanto and its products and business practices, and to address those questions in our report.

–  The Corporate Governance and Ethics section in this proxy statement provides more information about our policies and practices related to corporate governance, ethical conduct, political contributions and other supply chain

MONSANTO COMPANY 2016 PROXY STATEMENT 31

Corporate Governance and Ethics Policies and Practices That Guide and Govern Our Actions

Awards and Recognition

Third parties regularly recognize our employees’ innovation, leadership, and workplace satisfaction. We are pleased to highlight some of these awards here.

Corporate Reputation and Leadership

World’s Most Admired Companies

FORTUNE Magazine 2014, 2015, 2016

Highest Rated CEOs

Glassdoor 2015

40 Best Companies for Leaders

Chief Executive Magazine 2012, 2013, 2014, 2015

World’s Most Innovative Companies

FORBES 2013

World’s Best Multinational Workplaces

Great Place to Work® 2012, 2013, 2014, 2015, 2016

Corporate Social Responsibility and Sustainability

Global 100 Most Sustainable Corporations in
the World Index

Corporate Knights 2014

100 Best Corporate Citizens

Corporate Responsibility Magazine 2013, 2014, 2015

2013 ND-GAIN Corporate Adaptation Award

Notre Dame Global Adaptation Index 2013

Science and Technology

50 Smartest Companies

MIT Technology Review 2014, 2015, 2016

Top Science Employers

Science Magazine 2010, 2011, 2012, 2013,
2014, 2015, 2016

Top 100 Employers in IT

Computerworld 2009, 2011, 2012, 2013, 2015

Diversity

Top 50 Companies for Diversity

DiversityInc 2009, 2010, 2011, 2012, 2013,
2014, 2015, 2016

Top 50 Companies for Executive Women

National Association for Female Executives (NAFE) 2013

Best Place to Work for LGBT Equality

The Human Rights Campaign Foundation 2010, 2011, 2013, 2014, 2015, 2016

Top Diversity Employer

Black EOE Journal 2015, 2016

Top 50 Employers (of minority engineers)

Minority Engineer 2012, 2013

Ranked 12 out of 500 U.S. companies in NEWSWEEK’S 2016 Green Rankings

32 MONSANTO COMPANY 2016 PROXY STATEMENT

Compensation of Directors

Our non-employee director compensation program (the “Directors’ Plan”) is designed to attract highly-qualified individuals to serve on our board and to align their interests with those of our shareowners. Mr. Grant is our sole employee director and does not participate in the Directors’ Plan or otherwise receive compensation for his services as a director.

Our people and compensation committee reviews our director compensation program at least annually to determine whether the program remains appropriate and competitive, and recommends any changes to our full board of directors for consideration and approval.

Our Board of Directors 2016 Compensation Program

Before the start of fiscal 2016, our people and compensation committee considered the design of our director compensation program. The committee reviewed information and recommendations from management, using data from Willis Towers Watson for the same comparator group of companies the committee uses for determining compensation for our executives. Our Executive Compensation Comparator Group is described on page 53. The committee also considered input from FW Cook. After reviewing the information, the committee determined that the plan design continued to align with market trends, and that the amount of our directors’ annual base retainer was near but slightly below the 50th percentile of our comparator group. The committee determined to recommend no changes to the director compensation program.

Summary of Directors’ Compensation Plan for Fiscal 2016:

	Compensation Type	Amount	Form of Payment
Annual Retainer (Components)	Base retainer	$245,000	■ 50% – Deferred stock:

■   50% –  Director’s election

     of:

     – deferred stock,

     – restricted stock,

     – deferred cash, or

     – current cash

See below for a description
of these forms of payment
and method for determining
the number of shares of
deferred and/or restricted
stock

	Additional retainer amount for service as lead director	$ 50,000
	Additional retainer amount for chair of the audit and finance committee	$ 35,000
	Additional retainer amount for chairs of the people and compensation and nominating and corporate governance committees	$ 25,000
	Additional retainer amount for chairs of the science and technology and sustainability and corporate responsibility committees	$ 20,000
	Additional retainer amount for members of the audit and finance, people and compensation, and nominating and corporate governance committees (other than the chairs)	$ 15,000
Initial Equity Grant	One-time equity grant for new directors; value determined by dividing the current base retainer amount by the closing stock price on service commencement date	$245,000	Restricted stock that vests three years from grant date

MONSANTO COMPANY 2016 PROXY STATEMENT 33

Compensation of Directors Our Board of Directors 2016 Compensation Program

Deferred Stock

■  This is common stock that is delivered at a specified time in the future. Earned shares are credited in the form of hypothetical shares to a stock unit account at the beginning of each plan year and vest in installments as of the last day of each calendar month, but only if a director remains a member of our board of directors on that day. All hypothetical shares in each director’s account are credited with dividend equivalents, also in the form of hypothetical shares. No director has voting or investment power over any deferred shares until distributed in accordance with the terms of the Directors’ Plan, generally upon termination of service.

Restricted Stock

■  This is common stock that vests and is delivered over the course of the year in accordance with specified terms. Restricted stock vests in installments on the last day of each calendar month, but only if the director remains a member of our board of directors on that day. Any restricted stock granted to a non-employee director entitles the director to all rights of a shareowner with respect to common stock for all such shares issued in his or her name. This includes the right to vote the shares and to receive dividends or other distributions paid or made with respect to such shares. Dividends and other distributions are withheld and delivered with the restricted stock as it vests.

Cash/Deferred Cash

■   Any portion of a non-employee director’s aggregate annual retainer not paid in the form of deferred stock or restricted stock will be paid in cash, either in monthly installments on the last day of each calendar month or on a deferred basis, as elected by the director. Any deferred cash is credited to a cash account that accrues interest at the average Moody’s Baa Bond Index Rate, as in effect from time to time.

Director expenses and other benefits Our non-employee directors are reimbursed for expenses incurred in attending board, committee and shareowner meetings and for expenses associated with other board activities, such as director education programs, and they are insured under our travel accident policy while traveling on company business. They may use corporate aircraft, when available, for transportation to and from meetings and other business functions. Personal use of our aircraft by directors is limited and considered a perquisite. The board has granted Mr. Lutz $7,500 in annual compensation to offset costs he may incur to manage additional tax reporting and financial obligations related to earning director income in the United States.

Matching gift program We will match donations made to eligible educational, arts, cultural or other charitable institutions. Gifts will be matched in any calendar year up to a maximum of $5,000. While our directors participate in the program on the same basis as our employees, SEC rules require that the amount of a director’s participation in a charitable matching program be disclosed.

Stock ownership requirement Beginning in fiscal 2014, each of our non-employee directors was required to attain ownership of 5,872 shares of Monsanto common stock (equal in value to five times the elective portion (or one-half) of the annual base retainer as of September 1, 2013, or $587,500 in total). We recalibrated the number of shares required to be held by each non-employee director at the beginning of our fiscal 2017 and currently, each of our non-employee directors is required to attain ownership of 6,043 shares of Monsanto common stock. Shares may be counted toward these requirements whether held directly or through a spouse, a retirement plan or a retirement account. However, unvested restricted stock will not be counted. Until a director has met the requirement, he or she must retain 25% of the pre-tax number of shares received upon vesting of restricted stock or settlement of other equity-based award granted under the Directors’ Plan. The people and compensation committee reviews progress toward meeting the requirements at least annually. As of August 31, 2016, all of our directors are in compliance with our stock retention requirements, and all but three of our directors (each of whom only recently joined our board) satisfied our stock ownership requirements.

Changes for fiscal 2017 In June and August 2016, our people and compensation committee again considered the design of our director compensation program and reviewed information and recommendations from management, as well as data and analyses from FW Cook and Willis Towers Watson. After reviewing the information, the committee determined to make amendments to the the plan to align the compensation program with market trends, and to recognize the additional time requirements and responsibilities of the lead director and the chair and members of the audit and finance committee. As a result of the analysis, for fiscal 2017, the committee recommended and the board approved increasing the base retainer of the members of our board and the additional retainer of our lead director by $10,000 and the additional retainer for both the chair and the members of the audit and finance committee by $5,000.

34 MONSANTO COMPANY 2016 PROXY STATEMENT

Compensation of Directors Director Compensation Table

Director Compensation Table

The following presents compensation to our non-employee directors for their services in fiscal 2016.

Name	Fees Earned or Paid in Cash ($)[1]	Stock Awards ($)[2]	All Other Compensation ($)[3]	Total ($)
Dwight M. “Mitch” Barns[4]	61,243	306,228	0	367,471
Gregory H. Boyce	122,528	122,528	5,000	250,056
David L. Chicoine, Ph.D.	122,500	122,528	5,000	250,028
Janice L. Fields	144,180	144,180	0	288,360
Arthur H. Harper	137,473	137,473	0	274,946
Laura K. Ipsen	122,479	122,528	0	245,007
Gwendolyn S. King[5]	49,167	147,532	0	196,699
Marcos M. Lutz	130,028	122,528	0	252,556
C. Steven McMillan	150,000	150,023	5,000	305,023
Jon R. Moeller	144,167	144,177	0	288,344
William U. Parfet[6]	140,833	147,532	0	288,365
George H. Poste, Ph.D., D.V.M.	132,500	132,491	0	264,991
Robert J. Stevens	167,506	167,506	0	335,012
Patricia Verduin, Ph.D.[7]	122,500	367,431	0	489,931
1	Fees Earned or Paid in Cash The amounts shown in this column represent the elective half of the aggregate annual retainer payable to each director under the Directors’ Plan. For fiscal 2016, the following directors elected to receive deferred stock: Ms. Fields, 1,509 shares; Ms. Ipsen, 767 shares; and Mr. Stevens, 1,748.5 shares. The following directors elected to receive restricted stock: Mr. Barns, 349; Mr. Boyce, 1,279 shares; Mr. Harper, 1,435 shares; and Mr. Lutz, 1,279 shares. Each amount constitutes the aggregate grant date fair value of the equity awards for fiscal 2016 calculated in accordance with FASB ASC Topic 718, and because the equity awards were granted on the first day of the fiscal year and were fully vested at the end of the fiscal year, there was no unrecognized compensation expense for financial statement reporting purposes for fiscal 2016. The following directors elected to receive deferred cash: Ms. Ipsen and Dr. Verduin. The following directors elected to receive current cash: Mr. Barns, Dr. Chicoine, Ms. King, Mr. McMillan, Mr. Moeller, Mr. Parfet and Dr. Poste. For Mr. Lutz, this amount includes compensation paid to offset increased accounting and tax preparation costs.

2	Stock Awards The amounts shown in this column represent the non-elective half of the aggregate annual retainer and for Dr. Verduin and Mr. Barns, a one-time initial equity grant for new directors of 2,832 and 2,719 shares of restricted stock, respectively. The number of deferred shares granted to each director related to the non-elective half of the aggregate annual retainer was: Mr. Barns, 698; Mr. Boyce, 1,279; Dr. Chicoine, 1,279; Ms. Fields, 1,509; Mr. Harper, 1,435; Ms. Ipsen, 1,279; Ms. King, 1,540; Mr. Lutz, 1,279; Mr. McMillan, 1,566; Mr. Moeller, 1,509; Mr. Parfet, 1,540; Dr. Poste, 1,383; Mr. Stevens, 1,748.5; and Dr. Verduin, 1,435. Each amount constitutes the aggregate grant date fair value of the equity awards for fiscal 2016 calculated in accordance with FASB ASC Topic 718, and because the equity awards were granted on the first day of the fiscal year and were fully vested at the end of the fiscal year, there was no unrecognized compensation expense for financial statement reporting purposes in fiscal 2016. During fiscal 2016, Ms. King forfeited 1,024 shares upon her retirement from our board, and Mr. Parfet forfeited 70 shares upon the end of his service as the chair of our audit and finance committee.

The aggregate number of shares of unvested restricted stock held by directors as of Aug. 31, 2016 was: Mr. Barns, 2,719 shares; Mr. Lutz, 1,956 shares and Dr. Verduin, 2,832 shares.

3	Other Compensation The amounts shown in this column represent a contribution by the company’s charitable fund pursuant to its charitable matching program described above.

4	Mr. Barns was elected to our board in March 2016 and he received compensation for the period following his election.

5	Ms. King retired from our board in January 2016.

6	Mr. Parfet resigned from our board in August 2016.

7	Dr. Verduin was elected to our board in September 2015 and she received compensation for the period following her election.

MONSANTO COMPANY 2016 PROXY STATEMENT 35

Stock Ownership of Management and Certain Beneficial Owners

Information is listed below regarding beneficial ownership of our common stock, to the extent known to us, by:

∎	each person who is a director or nominee;
∎	each proxy officer;
∎	all current directors and executive officers as a group; and
∎	each person known to us to be the beneficial owner of 5% or more of our common stock.

Except as otherwise noted, each person has sole voting and investment power as to his or her shares. All information is provided as of November 1, 2016, except as otherwise noted.

Name	Shares of Common Stock Owned Directly or Indirectly (#)[1,2,3]	Shares Underlying Options Exercisable Within 60 Days (#)[4]	Total (#)	% of Class Held[5]
Hugh Grant	394,623	1,286,296	1,680,919	*
Dwight M. “Mitch” Barns	4,827	0	4,827	*
Gregory H. Boyce	11,265	0	11,265	*
David L. Chicoine, Ph.D.	13,437	0	13,437	*
Janice L. Fields	26,435	0	26,435	*
Arthur H. Harper	44,845	0	44,845	*
Laura K. Ipsen	16,194	0	16,194	*
Marcos M. Lutz	8,974	0	8,974	*
C. Steven McMillan	63,333	0	63,333	*
Jon R. Moeller	10,797	0	10,797	*
George H. Poste, Ph.D., D.V.M.	36,755	0	36,755	*
Robert J. Stevens	75,086	0	75,086	*
Patricia Verduin, Ph.D.	4,714	0	4,714	*
Pierre C. Courduroux	35,346	173,429	208,775	*
Brett D. Begemann	132,697	297,886	430,583	*
Michael J. Frank	13,890	50,209	64,099	*
Steven C. Mizell	4,804	36,774	41,578	*
CURRENT DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (24 PERSONS)	1,148,162	2,356,095	3,504,257	*
Capital Research Global Investors[6]	30,009,458	0	30,009,458	6.8%
The Vanguard Group[7]	29,253,433	0	29,253,433	6.7%
BlackRock, Inc.[8]	24,787,296	0	24,787,296	5.6%

*	less than 1%

Shares of Common Stock Owned Column

1	Includes the following shares of deferred stock deliverable within 60 days after Nov. 1, 2016 to each non-employee director as compensation under the Directors’ Plan: Mr. Barns, 1,129; Mr. Boyce, 4,569; Dr. Chicoine, 11,046; Ms. Fields, 25,181; Mr. Harper, 15,615; Ms. Ipsen, 10,768; Mr. Lutz, 3,166; Mr. McMillan, 56,333; Mr. Moeller, 8,052; Dr. Poste, 35,619; Mr. Stevens, 65,086; Dr. Verduin, 1,882; and directors as a group, 238,446.

2	Includes 68,640 shares underlying Financial Goal RSUs (34,320 pre-split shares) awarded to Mr. Grant as part of his fiscal 2004 long-term incentive compensation. Mr. Grant elected to defer receipt of the shares until his retirement.

3	Includes the indicated number of shares of our common stock beneficially owned by the following individuals under our Savings and Investment Plan: Mr. Grant, 7,200; Mr. Courduroux, 1,188; Mr. Begemann, 6,932; Mr. Frank, 2,417; Mr. Mizell, 1,001; and current executive officers as a group, 50,169. Also, includes the indicated number of shares of our common stock underlying fiscal 2014 Financial Goal RSU performance awards, vesting within 60 days of Nov. 1, 2016: Mr. Grant, 27,882; Mr. Courduroux, 6,971; Mr. Begemann, 9,506; Mr. Frank, 1,902; Mr. Mizell, 3,803; and current executive officers as a group, 72,881.

36 MONSANTO COMPANY 2016 PROXY STATEMENT

Stock Ownership of Management and Certain Beneficial Owners Section 16(a) Beneficial Ownership Reporting Compliance

Excludes the indicated number of hypothetical shares of our common stock credited to a bookkeeping account as deferred compensation in the name of the following individuals under our Savings and Investment Parity Plan: Mr. Grant, 44,621; Mr. Begemann, 12,375; Mr. Frank, 417; and Mr. Mizell, 16,090; and current executive officers as a group, 96,906; and hypothetical shares of our common stock credited to a bookkeeping account as deferred compensation in the name of the following individuals under our Deferred Payment Plan: Mr. Begemann, 9,972; Mr. Mizell, 1,926; and current executive officers as a group, 11,898.

4	Shares Underlying Options Column The SEC deems a person to have beneficial ownership of all shares that he or she has the right to acquire within 60 days. For purposes of this table, we have used Dec. 31, 2016 as the cut-off date, which is 60 days after Nov. 1, 2016. The shares indicated represent shares underlying stock options granted under our equity incentive plans. The shares underlying options cannot be voted.

5	Total % Of Beneficial Ownership Column The percentage of shares of our outstanding common stock, including Financial Goal RSUs, restricted stock units and options deliverable or exercisable within 60 days after Nov. 1, 2016, beneficially owned by any director or executive officer individually does not exceed 1%, and by all current directors and executive officers as a group is approximately 0.8%.

6	Capital Research Global Investors Information is based on a Schedule 13G filed with the SEC on Feb. 16, 2016, filed by Capital Research Global Investors (“CRGI”), a division of Capital Research and Management Company. CRGI reported beneficial ownership of 30,009,458 shares. CRGI had sole power to vote 30,009,458 shares and sole dispositive power for 30,009,458 shares. CRGI had no shared voting or dispositive power for any of the shares. CRGI’s business address is 33 South Hope Street, Los Angeles, CA 90071.

7	Vanguard Information is based on a Schedule 13G/A filed with the SEC on Feb. 10, 2016, filed by The Vanguard Group (“Vanguard”). Vanguard reported beneficial ownership of 29,253,433 shares. Vanguard had sole power to vote 825,158 shares and sole dispositive power for 28,384,537 shares. Vanguard had shared dispositive power over 868,896 shares, and shared voting power over 47,900 shares. Vanguard’s business address is 100 Vanguard Blvd., Malvern, PA 19355.

8	BlackRock Information is based on a Schedule 13G/A filed with the SEC on Jan. 26, 2016, filed by BlackRock, Inc. (“BlackRock”). BlackRock reported beneficial ownership of 24,787,296 shares of common stock. BlackRock had sole power to vote 21,017,265 shares and sole dispositive power over 24,787,296 shares. Blackrock has no shared voting or dispositive power over any of the shares. BlackRock’s business address is 55 East 52nd Street, New York, NY 10055.

Section 16(a) Beneficial Ownership

Reporting Compliance

Section 16(a) of the Exchange Act requires all our executive officers and directors and persons owning more than 10% of any registered class of our capital stock to file reports of ownership and changes in ownership with the SEC. Based solely on the reports received by us or filed with the SEC and on written representations from reporting persons, we believe that all such persons complied with all applicable filing requirements during fiscal 2016, except that one transaction was inadvertently reported late on a Form 4 for each of Mr. McMillan and Mr. Narain.

MONSANTO COMPANY 2016 PROXY STATEMENT 37

Report of the Audit and Finance Committee

The audit and finance committee operates under a charter adopted and amended from time to time by our company’s board of directors. The committee has numerous responsibilities including:

■	oversight related to the audited and interim financial statements,

■	oversight of financial compliance, risks and disclosure matters,

■	appointment and oversight of the company’s independent registered public accounting firm,

■	pre-approval and oversight of audit fees and services, and audit and non-audit fees and services provided by the company’s independent registered public accounting firm, and

■	oversight of the company’s internal audit function.

Please see the committee’s charter for a description of requirements for its members and its responsibilities at www.monsanto.com/whoweare/pages/audit-and-finance-committee.aspx.

AUDIT AND FINANCE COMMITTEE MEMBERSHIP REQUIREMENTS AND QUALIFICATIONS

One of the requirements contained in the committee charter is that all committee members meet the independence and experience requirements of the listing standards of the NYSE. Our board of directors believes that all members of the committee meet these requirements and are “independent,” as that term is used in relevant SEC rules. In addition, our board has determined that each of the members of the committee is financially literate and that Messrs. McMillan, Moeller and Stevens are “audit committee financial experts” for purposes of the rules of the SEC. Under the committee’s charter, no director may serve as a member of the committee if he or she serves on the audit committee of more than two other public companies unless our board of directors determines that such simultaneous service would not impair his or her ability to serve effectively on the committee.

FINANCIAL STATEMENTS

In reliance on the reviews and discussions referred to below, and exercising our business judgment, the committee has recommended to our board of directors (and our board has approved) that the audited financial statements be included in the company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2016, for filing with the SEC. In fulfilling our responsibilities, the committee, among other things, has reviewed and discussed the audited financial statements contained in the 2016 Form 10-K with the company’s management and Deloitte & Touche LLP.

Management, which is responsible for the financial statements and the reporting process, including the system of internal control over financial reporting, has advised the audit and finance committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States. Further, Deloitte & Touche LLP, which is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, has opined to the shareowners that the audited financial statements conform with such accounting principles. In addition, the committee discussed with Deloitte & Touche LLP the matters required to be discussed under PCAOB standards, and Deloitte & Touche LLP’s independence from the company and its management, including the matters in the written disclosures and letter received by the committee, as required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the committee concerning independence.

Members of the committee rely, without independent verification, on the information and representations provided to them by management and on the representations made to them by Deloitte & Touche LLP. Accordingly, the oversight provided by the committee should not be considered as providing an independent basis for determining that management has established and maintained appropriate internal control over financial reporting, that the financial statements have been prepared in accordance with accounting principles generally accepted in the United States, or that the audit of the company’s financial statements by Deloitte & Touche LLP has been carried out in accordance with auditing standards generally accepted in the United States.

AUDIT AND FINANCE COMMITTEE

Chair: Jon R. Moeller

Members: Gregory H. Boyce, Arthur H. Harper, C. Steven McMillan, Robert J. Stevens

38 MONSANTO COMPANY 2016 PROXY STATEMENT

Proxy Item No. 2: Ratification of Independent Registered Public Accounting Firm

Our audit and finance committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2017, and deems the appointment to be in the best interest of the company and its shareowners. The committee is responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm.

We are asking our shareowners to ratify this appointment as a matter of policy.

The committee is not required to take any action as a result of the outcome of the vote on this proposal. However, if the shareowners do not ratify the appointment, the committee may investigate the reasons for shareowner rejection and may consider whether to retain Deloitte & Touche LLP or to appoint another independent registered public accounting firm.

Even if the appointment is ratified, the committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our shareowners or our company.

Deloitte & Touche LLP has served as our independent registered public accounting firm since 2000. A formal statement by representatives of Deloitte & Touche LLP is not planned for the annual meeting. However, Deloitte & Touche LLP representatives are expected to be present at the meeting and available to respond to appropriate questions.

SERVICES AND FEES OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

During and in connection with fiscal 2016, we engaged Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (which we collectively refer to as “Deloitte”) as our independent registered public accounting firm and to provide other professional services. The table below shows an estimate of the fees that we expect to be billed for audit services for fiscal 2016, as well as the fees expected to be billed by Deloitte with respect to audit-related, tax and all other services rendered during that period. In addition, the table shows the fees billed by Deloitte for audit, audit-related, tax and all other services during or in connection with fiscal 2015.

Description of Professional Service	Amount Billed ($)
	2016 Fiscal Year	2015 Fiscal Year

Audit Fees — professional services rendered for the integrated audit of our annual consolidated financial statements and internal control over financial reporting, reviews of the consolidated financial statements included in Form 10-Qs, accounting consultation, consents related to other filings with the SEC, and statutory and regulatory audits required for foreign jurisdictions

	11.4 million	11.6 million

Audit-Related Fees — assurance and related services that are reasonably related to the performance of the audit or review of financial statements, including employee benefit plan audits, due diligence services in connection with mergers and acquisitions, and attest or audit services that are not required

	1.1 million	1.0 million

Tax Fees[1] — professional services for U.S. and foreign tax compliance, such as preparation of tax returns and claims for refund and tax payment and assistance with tax audits and appeals; and tax consulting services including tax planning, such as assistance with transfer pricing matters, expatriate tax services, and tax advice, such as advice related to mergers and acquisitions and employee benefit plans and requests for rulings or technical advice from taxing authorities

	1.6 million	2.9 million
All Other Fees — expatriate assignment services (non-tax related)	0.0 million	0.1 million

1	Tax Fees includes fees for tax compliance services in the amount of $0.6 million in fiscal 2016 and $1.5 million in fiscal 2015, and tax consulting services in the amount of $1.0 million in fiscal 2016 and $1.4 million in fiscal 2015.

MONSANTO COMPANY 2016 PROXY STATEMENT 39

Proxy Item No. 2: Ratification of Independent Registered Public Accounting Firm Services and Fees of the Independent Registered Public Accounting Firm

The committee reviews, considers and ultimately pre-approves, where appropriate, all audit and non-audit engagement services to be performed by our independent registered public accounting firm. The committee has a policy providing for the pre-approval of certain “audit services,” “audit-related services,” “tax services” and “all other services” to be provided by the independent registered public accounting firm and audit services to be provided by any other firm. Please see the above chart for a description of these types of services.

Each year in connection with the committee’s approval of the audit engagement plan for the following year, management submits to the committee a list of services expected to be provided during that period, as well as related estimated fees. As appropriate, and after obtaining an understanding of the services, the committee then pre-approves under its policy the services, and the related estimated fees, to be provided during the next audit engagement period or other period as is approved by the committee. If, following the annual pre-approval, it becomes necessary to engage our independent registered public accounting firm for additional services or fees not pre-approved with the annual proposal, or if we need to engage another firm to provide audit services, the committee must specifically pre-approve the additional services and related fees. The chair of the committee has the delegated authority to pre-approve any additional services and fees not contemplated by these annual pre-approvals and will communicate any such approvals to the full committee. In connection with any pre-approval, the committee will consider whether such services are consistent with applicable independence rules.

All of the “audit services,” “audit-related services,” “tax services” and “all other services” provided by Deloitte during or in connection with fiscal 2016 were pre-approved by the committee in accordance with its policy.

Our Board of Directors Recommends a Vote FOR the Ratification of the Appointment of Deloitte & Touche LLP as Our Independent Registered Public Accounting Firm for Our 2017 Fiscal Year

40 MONSANTO COMPANY 2016 PROXY STATEMENT

Proxy Item No. 3: Advisory (Non-binding) Vote Approving Executive Compensation

We are asking our shareowners to provide advisory approval of the compensation of our proxy officers, as we described in the “Executive Compensation” section of this proxy statement. While this vote is advisory, and not binding on our company, it will provide information to us regarding shareowner sentiment about our core principles and objectives. The people and compensation committee will then be able to consider this information when determining executive compensation in the future.

Shareowners should review the Compensation Discussion and Analysis beginning on page 44, executive compensation tables, and related narratives appearing in this proxy statement for more information regarding the compensation of our proxy officers. As described in those sections, our proxy officers’ compensation is designed and administered by our people and compensation committee to:

■	align management’s interests with the interests of shareowners by tying compensation to performance that supports key financial and strategic business outcomes;

■	attract and retain top talent, while limiting non-performance-based entitlements; and

■	reinforce a culture of integrity to support sustainable business growth while appropriately managing compensation risk in the context of our business strategies.

The committee regularly reviews our officer compensation strategies, policies and programs in an effort to assure the program continues to meet these overall objectives. In fiscal 2016,

■	on average at least 82% of our proxy officers’ annual total direct compensation was tied to company annual and long-term performance;

■	our company achieved key deliverables in an extremely challenging business environment, but did not achieve the threshold-level EPS or Code Section 162(m) goals applicable to annual incentives, leading to payment of below target annual incentive awards, and with respect to four of our proxy officers who were precluded from receiving annual incentive awards, cash awards recognizing their extraordinary commitment and performance during the year; and

■	we required achievement of challenging goals over three fiscal years for long-term performance-based awards.

Our board has adopted a policy of providing annual say-on-pay votes. At this meeting, we will ask shareowners to vote on the frequency of our say-on-pay votes. Our board recommends such votes to be held annually.

Your vote is requested. We believe that the information we have provided in this proxy statement demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our shareowners’ interests to support long-term value creation. Accordingly, the board recommends that shareowners approve the program by approving the following advisory resolution:

RESOLVED, that the shareowners of Monsanto Company approve, on an advisory basis, the compensation of the company’s proxy officers, as disclosed under Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, executive compensation tables and narrative discussion in this proxy statement.

Our Board of Directors Recommends a Vote FOR the Advisory (Non-Binding) Vote Approving Executive Compensation

MONSANTO COMPANY 2016 PROXY STATEMENT 41

Proxy Item No. 4: Advisory (Non-binding) Vote Determining the Frequency of Advisory Votes on Executive Compensation

In addition to the advisory approval of our executive compensation program, we are also seeking a non-binding determination from our shareowners as to the frequency with which shareowners would have an opportunity to provide an advisory approval of our executive compensation program. We are providing shareowners the option of selecting a frequency of one, two or three years, or abstaining. For the reasons described below, we recommend that our shareowners select a frequency of one year, or an annual vote. Starting with our annual meeting held in 2011, we have held annual votes on executive compensation.

An annual vote on executive compensation will allow our shareowners to provide input as the people and compensation committee reviews our compensation philosophy, policies and practices. Even though our executive compensation program is designed to support long-term value creation, our people and compensation committee reviews the compensation program every year. An annual shareholder vote allows our shareowners to provide us with direct and immediate feedback regarding the compensation program, and enables our people and compensation committee to evaluate any changes in shareowner sentiment as it conducts its regular compensation review.

We will continue to engage with our shareowners regarding our executive compensation program in addition to the annual votes on executive compensation. Engagement with our shareowners is a key component of our corporate governance. We seek and are open to input from our shareowners regarding board and governance matters, as well as our executive compensation program, and believe we have been appropriately responsive to our shareowners. Our experience in the past six years has shown that annual votes on executive compensation will not distract from continued shareowner engagement.

Your vote is requested. We therefore request that our shareowners select “One Year” when voting on the frequency of advisory votes on executive compensation. Although the advisory vote is non-binding, our board will review the results of the vote and, consistent with our record of shareowner engagement, take them into account in making a determination concerning the frequency of advisory votes on executive compensation.

Our Board of Directors Recommends Shareowners Select “One Year” on the Proposal Determining the Frequency of Advisory Votes on Executive Compensation

42 MONSANTO COMPANY 2016 PROXY STATEMENT

Report of the People and Compensation Committee

The people and compensation committee of the board of directors is committed to an executive compensation program that attracts, motivates and retains exceptional talent to drive our business and strengthen long-term shareowner value. We do this by focusing on the following core principles:

■   aligning management’s interests with the long-term interests of shareowners;

■   providing compensation on the basis of performance that supports key financial and strategic business outcomes;

■   reinforcing a culture of integrity to support sustainable business growth;

■   assessing and appropriately managing compensation risk in the context of our business strategies; and

■   limiting non-performance-based entitlements, such as perquisites.

We believe in a pay for performance approach to executive compensation and design our program so that a significant portion of our executives’ compensation is tied to company annual and long-term performance. Our compensation philosophy and overall program is applied to the company’s entire executive team, aligning all of our executives into one management team, keenly focused on company performance objectives and key strategic initiatives.

The Compensation Discussion and Analysis that follows covers our decisions regarding company executives’ compensation for fiscal 2016. We have reviewed the Compensation Discussion and Analysis and discussed it with management. Based on our review and discussion, we recommended to our board that the Compensation Discussion and Analysis be included in this proxy statement.

PEOPLE AND COMPENSATION COMMITTEE

Chair: C. Steven McMillan

Members: Dwight M. “Mitch” Barns, Janice L. Fields, Arthur H. Harper

MONSANTO COMPANY 2016 PROXY STATEMENT 43

Executive Compensation

Compensation Discussion and Analysis

The Compensation Discussion and Analysis (“CD&A”) describes our overall executive compensation policies and practices, and focuses on fiscal 2016 compensation for the following individuals whom we refer to as our “proxy officers”:

Hugh Grant chairman and chief executive officer	Michael J. Frank senior vice president and chief commercial officer

Pierre C. Courduroux senior vice president and chief financial officer	Steven C. Mizell executive vice president and chief human resources officer

Brett D. Begemann president and chief operating officer

Messrs. Grant, Courduroux, Begemann, Frank and Mizell and six other officers make up our executive team. Our executive team is responsible for developing and implementing our strategic plans and initiatives and overseeing our day-to-day operations. We refer to the 11 members of our executive team as our “executives.”

Compensation Discussion & Analysis		Executive Compensation Tables
Executive Summary	45	Summary Compensation Table	68
Overview of Our Executive Compensation Program	49	Grants of Plan-Based Awards Table	70
Setting Executive Compensation	52	Outstanding Equity Awards at Fiscal Year-End Table	71
Our 2016 Executive Compensation Program	54	Option Exercises and Stock Vested Table	73
Additional Information about Our Compensation Practices	63	Pension Benefits	73
		Non-Qualified Deferred Compensation	76
Summary of Fiscal 2016 Proxy Officer Performance and Compensation	65	Potential Payments Upon Termination or Change of Control	78
Caution Regarding Forward-Looking Statements	67	Equity Compensation Plan Table	82

44 MONSANTO COMPANY 2016 PROXY STATEMENT

Compensation Discussion and Analysis

Executive Summary

Monsanto Performance Overview

Our industry-leading innovation, global product portfolio, and financial discipline enabled our ability to achieve key deliverables in an extremely challenging agricultural and general business environment. Led by our experienced executive team, our business continues to be built on strong fundamentals and focused on key business milestones to deliver strong growth in 2017.

	Merger with Bayer		2016 Financial Results

On September 14, 2016, we announced a merger agreement with Bayer AG Aktiengesellschaft pursuant to which Bayer will acquire Monsanto for $128 per share in cash, subject to certain closing conditions. We believe that the transaction will enable our combined companies to create a global agriculture leader based on a shared vision of integrated agricultural offerings, enhanced solutions for growers and innovation for the next generation of farming. For our shareowners, the deal price of $128 per share in cash represents a 42% premium to our closing share price on May 11, 2016, the last trading day prior to the release of press reports regarding a potential offer by Bayer to acquire Monsanto.

The smooth and successful negotiation of the merger agreement on behalf of our shareowners required an extraordinary time commitment by, and drew on the significant leadership skills and unique knowledge of, our proxy officers and other executives. We continue to work hard to prepare for a transformative transaction and achieve a successful closing.

Strong penetration of our new soybean technology in South America, record corn volume in the U.S. and strong adoption of our Climate FieldView platform helped our company deliver on key drivers to position us for future growth. Our business faced significant global and industry-wide challenges in fiscal 2016, including weakening foreign currencies and pricing declines in our glyphosate-based herbicides, which led to a 22% decline in our ongoing earnings per share (“EPS”). We were able to generate significant free cash flow and returned more than $13 billion to our shareowners through share repurchases and dividends over the last three years concluding our capital allocation strategy. However, as a result of the challenges noted above, our free cash flow, net sales and adjusted return on capital (“ROC”)[1] performance declined compared to the prior year. Following is a summary of our fiscal 2016 results against four key performance metrics used by our investors and central to our executive compensation program—EPS, free cash flow, net sales and ROC.

More than $13B returned to shareowners in last three years

Key Performance Metrics
	Ongoing EPS	Free Cash Flow	Net Sales	Adjusted ROC
	For years ended Aug 31	For years ended Aug 31	For years ended Aug 31	For years ended Aug 31
Performance in Fiscal 2016 Driven By: ∎ Industry-leading innovation ∎ Global product portfolio ∎ Financial discipline

[1] See Appendix A for a reconciliation of our ongoing EPS, free cash flow and adjusted ROC to results reported in accordance with generally accepted accounting principles.

Ongoing EPS excludes certain after-tax items that we do not consider part of ongoing operations. Free cash flow is the sum of net cash provided by operating activities and net cash required by investing activities, as reported in our Statement of Consolidated Cash Flows. Adjusted ROC is expressed as a percentage, which represents the result of dividing operating profit after-tax (excluding certain items) by average capital.

MONSANTO COMPANY 2016 PROXY STATEMENT 45

Compensation Discussion and Analysis Executive Summary

	Commercial Operations	technologies to support our in-seed research,

Despite the challenging agricultural environment, our soybean and corn businesses within our Seeds and Genomics segment, excluding the impact from unfavorable foreign currencies, grew slightly in fiscal 2016. We achieved record-setting adoption of our Intacta RR2 PRO™ soybeans in South America. We also improved customer ratings and achieved record U.S. corn seed volumes, driven by growth in acres planted and positive adoption of our newest genetics in corn. Our digital agricultural solutions business has become the standard for large and small growers, with 95 million acres enrolled. Within our Ag Productivity segment, our profits declined by more than $960 million year-over-year, due primarily to reduced pricing for glyphosate-based herbicides, absence of the Scotts license agreement from the prior year and lower volumes. Price declines were due mostly to pressure from generic products, as we maintained our strategy of pricing our branded glyphosate-based herbicides just over the cost of generics.

Long-Range Plan

Our R&D pipeline supports our long-term focus on a systems approach to solving agronomic challenges and continues as the deepest and broadest R&D pipeline in the industry. Fiscal 2016 marked our third consecutive year of advancing more than 20 projects across our six research and development platforms. We made progress in partnerships and collaborations to support our digital agricultural business and licensed new including several new genome editing license agreements. We also continued to invest in manufacturing complementary crop protection products to support our integrated systems approach.

Organizational Effectiveness

We recognized the potential distractions from our challenging business environment, including our efforts undertaken to position our company for success, and focused considerable attention to retain, develop and motivate a talented and diverse workforce. Our efforts included broad-based succession planning and development programs and extensive communications. Employee engagement ratings remained strong as reflected in our quarterly surveys.

Sustainability

The nature of our business provides us with a unique opportunity to contribute globally to sustainable food, fiber and fuel production. Our current agronomic system and pipeline projects are designed to improve the efficient use of resources by crops and farmers. To that end, in fiscal 2016 we announced our industry-leading plans to make our operations carbon neutral by 2021 through a unique program targeted across our seed and crop protection operations, as well as through collaboration with farmers. We also engage in broad-ranging collaborations, research funding and outreach focused on water conservation and soil health, among other initiatives.

Our Products Reach 400 Million Acres

Our 2016 Say-on-Pay Vote and Ongoing Shareowner Outreach Program

Our Company’s 2016 Vote on Executive Compensation. Our people and compensation committee values input from our shareowners on our executive compensation program, core principles and objectives when determining executive compensation. The committee annually considers the results of our recent Say-on-Pay vote and feedback received from our largest shareowners in connection with the vote. At our January 2016 annual meeting, a significant majority of our shareowners, or more than 96% of votes cast, supported the fiscal 2015 compensation for our proxy officers. In addition, as in previous years, our largest shareowners did not express concerns regarding our executive compensation program. The committee interpreted these results as demonstrating strong support for our executive compensation program, including changes made in previous years in response to shareowner feedback.

Our Annual Shareowner Outreach Program. We engage in dialogue with our major shareowners throughout the year about various corporate governance topics, in addition to executive compensation, and we provide summaries of these discussions to our board. We also regularly review information on compensation and governance practices and trends, and voting policy and other updates from our largest shareowners, and provide summaries to our board of directors and committees.

In connection with our annual meeting and over the course of the last year, we have reached out to a significant portion of our top shareowners. The feedback we have received from our major shareowners has been supportive, and the conversations have provided us an opportunity to further discuss our board qualifications and structure, risk oversight, lobbying, sustainable business practices and other governance and compensation matters.

We value the insights gained from these discussions and find them to be helpful, as our people and compensation committee considers and adopts compensation policies affecting our employees, including our proxy officers, and our nominating and corporate governance committee and full board of directors consider other governance practices and policies. We have also used these insights to strengthen our disclosures and address areas of focus for our shareowners. We will continue to seek opportunities for dialogue with our investors on executive compensation and, more broadly, corporate governance.

46 MONSANTO COMPANY 2016 PROXY STATEMENT

Compensation Discussion and Analysis Executive Summary

Executive Compensation Highlights

EXECUTIVE COMPENSATION PROGRAM DESIGN

Our executive compensation program consists of these three primary components:

Base Pay	+	Cash awards under our broad-based Annual Incentive Plan	+	Long-term incentives delivered through stock options and Financial Goal RSUs

We use the term “total direct compensation” to refer to an executive’s annual base pay, plus the dollar amount of his target cash award under our Annual Incentive Plan (“AIP”) and the dollar amount of his long-term incentive (“LTI”) opportunity.

KEY COMPENSATION ACTIONS FOR FISCAL 2016

For fiscal 2016, our people and compensation committee again tied a significant portion of our executives’ compensation to company annual and long-term performance.

∎	One or more components of each proxy officer’s total direct compensation was increased to reflect competitive market positioning, evolving role and increases in base pay across our broad-based population.

∎	The company’s fiscal 2016 budget and strategic objectives were considered when establishing our AIP and financial goal-based RSU (“Financial Goal RSU”) performance measures and goals.

∎	AIP cash payments were forfeited by our proxy officers other than our CFO because the company did not achieve the performance goal set by the committee under our shareowner-approved Code Section 162(m) Annual Incentive Plan for Covered Executives (“162(m) Plan”).

∎	The LTI component of compensation was delivered in two forms of equity grants:

– stock options (60%), to align a significant portion of pay to value created for our shareowners; and

– three-year Financial Goal RSUs (40%) to link an element of pay to achievement of three-year goals established for key financial performance measures to motivate sustainable performance.

∎	84% of Financial Goal RSUs awarded as part of proxy officers’ fiscal 2014 compensation were eligible for vesting based on performance over the fiscal 2014-fiscal 2016 performance period.

∎	In recognition of the extraordinary commitment and effort of our executives during fiscal 2016 in negotiating the Bayer merger agreement while simultaneously remaining focused on executing our business strategy and driving the company forward in a challenging agriculture environment, the committee provided limited cash recognition awards to our CEO and three other proxy officers.

We believe that the design of our program provides a direct link to shareowner value by focusing our executives on achieving key financial and strategic business objectives and rewarding them when those objectives are achieved.

MONSANTO COMPANY 2016 PROXY STATEMENT 47

Compensation Discussion and Analysis Executive Summary

OUR COMPENSATION PRACTICES

We believe that our executive compensation program supports our business strategies and human resource objectives, reflects leading governance practices and is premised on sound pay for performance design principles. Here are highlights of our fiscal 2016 compensation practices:

What We Do
✓	Pay for Performance A significant portion of our proxy officers’ compensation is tied to performance with clearly articulated financial goals.	✓	Annual Compensation Risk Assessment We regularly analyze risks related to our compensation program and conduct a broad risk assessment annually.

✓	Goals Reflect Budget and Long-Range Plan We provide reasonable earning opportunities to motivate and retain our employees.	✓	LTI Double Trigger Vesting LTI awards provide for double-trigger vesting if assumed in connection with a change of control.

✓	Competitive Compensation Proxy officers’ annual total direct compensation is targeted to the comparable positions in our comparator group, taking into account the executive’s experience, leadership and other factors. Our CEO’s compensation is targeted to the 75th percentile of the comparator group given his strong leadership contributions and significant experience; other proxy officers’ compensation is targeted to 90%-110% of the median.	✓	Clawbacks We can recover performance-based cash and equity incentive compensation paid to executives in various circumstances.
✓

Stock Ownership Requirements We maintain rigorous stock ownership requirements for our directors, executives and other members of senior management. Our CEO’s requirement is six times annual base pay; our other proxy officers’ requirement is three times annual base pay.

✓	Equity Grants Reward Future Performance Annual stock option and Financial Goal RSUs are granted as incentive to motivate and reward for sustained future performance rather than past behavior.	✓	Independent Compensation Consultant Our people and compensation committee retained Frederic W. Cook & Co., Inc. (“FW Cook”) for advice on executive compensation matters.

✓	Tally Sheets Tally sheets and wealth accumulation analyses for each proxy officer are reviewed annually, before making compensation decisions.

What We Don’t Do

×	No Excessive Risk-Taking in Our Compensation Programs The AIP and Financial Goal RSUs use multiple performance measures, capped payouts and other features intended to minimize the incentive to take overly risky actions.	×	No Backdating or Repricing of Stock Options Stock options are never backdated or issued with below-market exercise prices. Re-pricing of stock options without shareowner approval is expressly prohibited.

×	No Hedging or Pledging Directors, executives and their immediate family members are prohibited from hedging, pledging or engaging in any derivatives trading with respect to company stock.	×	No Tax Gross-ups There are no tax “gross-ups” for perquisites or excise tax gross-ups in the event of a change of control related termination.

48 MONSANTO COMPANY 2016 PROXY STATEMENT

Performance Measure & Rationale
EPS Earnings Per Share sets the growth expectation for our shareowners; we use EPS as the key accounting measure and evaluation of how our company is performing
Free Cash Flow We believe Free Cash Flow measures the true value of our business. Our ability to translate earnings to cash indicates the health of our business and allows our company to invest for the future as well as return value to shareowners
ROC Return on Capital is another key measure of our ability to return value to our shareowners by ensuring capital investments, acquisitions and other uses of our capital are focused on profitable growth
Net Sales Net Sales measures the growth of the business, both organically and through acquisition, and provides an indication of future success

Compensation Discussion and Analysis Overview of Our Executive Compensation Program

Overview of Our Executive Compensation Program

We devote substantial time throughout the year to executive compensation matters to ensure that our program aligns with our core principles and company performance.

Our people and compensation committee’s disciplined approach to designing our executive compensation program includes regular reviews, communications and discussions with its independent compensation consultant, detailed consideration of our company’s annual and long-range plans, and careful attention to market data and practices. Our approach enables us to structure a program that supports our business strategies and human resources objectives, and is aligned with the interests of our shareowners.

When setting compensation, the committee focuses on how to effectively drive performance through incentives tied to key financial and strategic business objectives, the right pay mix, and the appropriate balance among the key elements of our compensation program.

Pay For Performance

We believe our practice of tying compensation to achievement of both annual and long-term financial and business goals drives strong performance, and results in increased shareowner value. That is why we structure our compensation programs with a focus on variable pay, creating both long and short-term incentives for our executives. We seek to provide competitive pay opportunities in line with job scope, required skills, market expectations and performance. To do this, we:

■	use a mix of fixed and variable pay components with different time horizons and payouts (cash and equity-based awards) to reward annual and sustained performance over the longer term;

■	promote balanced performance and discourage improper risk taking by avoiding reliance on any one metric or short-term performance goal;

■	motivate our executives to meet both short-term financial and individual goals and deliver on our long-term business goals – the best way we know to build shareowner value;

■	require executives and directors to have significant stock ownership — ensuring that their interests are aligned with shareowners; and

■	reward for future sustained performance rather than past performance.

Financial Performance Measures

We use four key financial performance measures to produce results.

Financial Performance Metrics

MONSANTO COMPANY 2016 PROXY STATEMENT 49

Compensation Discussion and Analysis Overview of Our Executive Compensation Program

Generate sustainable growth. We believe these performance measures — incorporated into our annual budget and long-term planning — represent the measures that can be used by our shareowners to assess our company’s value. Using these metrics consistently, together with overlapping performance periods for our Financial Goal RSUs, enables us to evaluate our proxy officers’ performance in generating sustainable growth.

Balance short and long-term objectives. We also believe that the overlap of EPS and free cash flow performance measures between the AIP and Financial Goal RSUs focuses our proxy officers on these measures. It highlights the importance of leading the organization to achieve both short-term and long-term financial and strategic goals. It also reduces the risk that actions would be taken to sacrifice long-term growth to meet annual targets or vice versa.

Flexibility to support long-term growth. The standards for determining our performance against goals established for these measures are derived from our financial statements, which follow generally accepted accounting principles. The terms of our AIP and Financial Goal RSUs provide our people and compensation committee the ability to adjust results to exclude items, either positive or negative, that it considers extraordinary when determining performance against pre-established financial goals. We believe that retaining the ability to make adjustments encourages management’s willingness to take actions that may limit short-term company performance, yet support long-term growth. In evaluating our performance against EPS goals, the exclusions we consider generally are the same or similar to the after-tax items excluded for ongoing EPS. When evaluating our performance against goals for our fiscal 2016 AIP and fiscal 2014-fiscal 2016 Financial Goal RSU awards, the committee made adjustments to EPS, free cash flow and ROC results as discussed on pages 56 and 60.

Pay For Performance Compensation Mix

For fiscal 2016, 89% of our CEO’s total direct compensation and 82% of our other proxy officers’ average annual total direct compensation is at risk. Actual amounts realized depend upon our annual and longer-term performance and our stock price. We provide more than half of our proxy officers’ total direct compensation through LTI opportunity — in recognition of their accountability for delivering results and to align their realized compensation with longer-term company operational performance and shareowner interests.

We believe this approach motivates our proxy officers to consider the impact of their decisions on achieving and sustaining key financial results expected to lead to increased shareowner value.

The mix of fiscal 2016 total direct compensation for our proxy officers is illustrated in the charts below. At-risk annual total direct compensation includes the target AIP award and LTI opportunity (delivered in the form of stock options and Financial Goal RSUs).

CEO	Other Proxy Officers (Average)

50 MONSANTO COMPANY 2016 PROXY STATEMENT

Compensation Discussion and Analysis Overview of Our Executive Compensation Program

Summary of Fiscal 2016 Compensation

These are the components of fiscal 2016 proxy officer compensation included in the Summary Compensation Table, and benefits under broad-based benefit plans in which proxy officers participate.

Component	Key Features	Objectives
TOTAL DIRECT COMPENSATION
Base Pay	■ Fixed annual cash amount, paid at regular payroll intervals	■ Provide a regular source of income at reasonable, competitive levels
Annual Incentive Plan (“AIP”)

■ Performance-based cash compensation opportunity: committee determines payout based on company performance against annual goals for EPS, free cash flow and net sales performance measures and individual proxy officer contributions

■ Proxy officers participate in the same AIP with our other executives and most of our other employees

■ Awards for certain proxy officers are subject to specified limits and contingent on the company satisfying the performance goal set by the committee under our 162(m) Plan

■ Focus proxy officers and organizations they lead on achieving key financial results ■ Reward for financial and operational performance that drives shareowner value
Long-Term Incentive (“LTI”)

■ Equity-based compensation: amount realized, if any, dependent on company achieving long-range financial goals and sustained or increased stock price

■ LTI opportunity delivered through:

–  Stock options (60%):

• Exercise price equal to the fair market value of a share of company stock on the grant date

• Vesting over a three-year service period

• Double-trigger vesting if assumed in connection with a change of control

–  Financial Goal RSUs (40%):

• Shares eligible for vesting based on achievement of company performance against three-year cumulative EPS and free cash flow and three-year average ROC goals

• Vest shortly after the end of three-year performance period

• Double-trigger vesting if assumed in connection with a change of control

• Award settled in shares of company stock

• Dividends accrued and paid only with respect to earned and vested awards

■ Size of stock option grant and target number of Financial Goal RSUs awarded represent a forward-looking incentive opportunity; not a reward for past performance

■ Focus proxy officers on achieving and sustaining longer-term business results and reward performance

■ Stock options reward for stock price appreciation and provide a direct link to increases in shareowner value

■ Financial Goal RSUs motivate officers to achieve three-year financial goals that are expected to lead to increased shareowner value; annual grants with overlapping performance periods reward sustained performance of key financial measures

RETENTION AND RECOGNITION AWARDS
Retention RSUs

■ Occasionally granted to select executive and non-executive employees

■ Granted in fiscal 2016 to two proxy officers

■ Cliff vesting at the end of a four-year vesting period

■ Realized value determined on stock price on vesting date

■ Double-trigger vesting if assumed in connection with a change of control

■ Retain key talent critical to successful execution of long-term strategies

■ Facilitate development of a strong line of succession candidates for key leadership roles to orderly transition to the next generation of company leaders

■ Tie vesting period to anticipated time frame for execution of key initiatives

■ Link ultimate value of grant to stock price

Recognition Awards	■ One-time limited cash recognition awards to our CEO and three other proxy officers ■ Granted after careful deliberation by the committee

■ Recognize the extraordinary commitment and effort of each officer during fiscal 2016 in negotiating the Bayer merger agreement while simultaneously remaining focused on executing our business strategy and driving the company forward in a challenging agriculture environment

OTHER COMPENSATION
Benefits

■ Standard range of medical, dental, life insurance, disability and retirement plans available to other employees

■ Cost of health and welfare benefits partially borne by employee, including each proxy officer

■ Provide our workforce with a market-competitive level of financial support in the event of injury, illness and retirement
Perquisites

■ Limited perquisites and personal benefits described in Other Compensation beginning on page 62

■ No tax gross-ups on perquisites

■ Perquisite values not included when determining any AIP opportunity, retirement or severance benefit or any other benefit payment

■ Varies to address significant expectations and challenges for our executives

MONSANTO COMPANY 2016 PROXY STATEMENT 51

Cook & Co. (independent Committee consultant)
Performs work at the direction and under the supervision of our people and compensation committee
Provides advice, research and analytical services on subjects such as trends in executive compensation, officer compensation program design, officer compensation levels, and non-employee director compensation
Reviews and reports on all committee materials, participates in all committee meetings and communicates with the committee chair between meetings
Provides no services to our company other than those provided directly to or on behalf of the committee; the committee has reviewed the independence of Cook & Co. and has determined that the firm has no conflict of interest
Management
Internal committee of executives appointed by our CEO
Provides input to our people and compensation committee, through our CEO and Executive Vice President of Human Resources (EVP-HR), on the strategy, design and funding of our broad-based AIP, in which our proxy officers also participate
Makes plan design decisions for broad-based benefit programs in which our proxy officers participate, to the extent the annual cost-impact does not exceed $10,000,000
Determines no compensation for any proxy officer or other executive
CEO and EVP-HR
Recommend base pay, target AIP opportunities and actual AIP awards to proxy officers (CEO does not recommend own compensation)
Provide information on performance goals for people and compensation committee consideration in structuring the AIP and Financial Goal RSU programs
Recommend retention of specific, critical talent and various retention arrangements for people and compensation committee consideration
CEO provides the people and compensation committee a performance assessment of each proxy officer and a self-assessment
Willis Towers Watson (consultant retained by EVP-HR and his staff)
Works with our EVP-HR and his staff to provide various calculations, comparator group data and general market data used by our people and compensation committee in its decision-making processes
At the request of the committee, periodically provides input through our EVP-HR and his staff, regarding a specific practice, program or arrangement under committee consideration
Provides consulting, actuarial and other compensation and employee benefits-related services to our company; the people and compensation committee has reviewed Willis Towers Watson’s work and determined that it raises no conflicts of interest

Compensation Discussion and Analysis Setting Executive Compensation

Setting Executive Compensation

We consider a broad range of factors and tools when structuring our executive compensation program and making individual proxy officer pay decisions.

Committee Process

Here is a summary of responsibilities and data sources used by our people and compensation committee to determine our executive compensation program.

Committee and Consultants Responsibilities

52 MONSANTO COMPANY 2016 PROXY STATEMENT

Compensation Discussion and Analysis Setting Executive Compensation

Competitive Analyses

To make sure we understand the compensation levels, practices and trends in the market in which we compete for talent, we compare our proxy officers’ compensation to executive compensation at a group of similarly-sized companies we call our “comparator group.” The companies in our comparator group have one or more of the following characteristics, which we consider essential to our success:

■	science-based, research-focused, organization from the biotechnology, pharmaceutical or related industry;

■	specialty or diversified chemical company having a line of business requiring ongoing introduction of new products; or

■	brand-focused general industry leader.

We review the composition of our comparator group annually. For fiscal 2016, our comparator group consisted of the same companies as the companies in our fiscal 2015 comparator group, except for PPG Industries, which we eliminated as our CEO became a member of its compensation committee.

For information on levels at which the committee targets each element of a proxy officer’s annual total direct compensation, see Our 2016 Executive Compensation Program below.

Comparator Peer Group

We review compensation data for our comparator group to compare our revenue size and performance to the comparator group using key publicly available financial metrics. As of October 2015, when our people and compensation committee determined our proxy officers’ fiscal 2016 compensation, our revenue and market capitalization each were slightly lower than the median of the comparator group, and one-year EPS growth was above the median of the comparator group.

Monsanto Peer Group Rankings

Determining Equity Grants

When determining the total LTI opportunities and equity grants to our proxy officers and other employees, the committee considers the:

■	projected impact on our earnings for the anticipated fiscal year grants;

■	proportion of our total shares outstanding used for annual employee long-term compensation programs (our “run rate”) in relation to the median proportions of other companies in our comparator group; and

■	potential voting power dilution to our shareowners (our “overhang”) in relation to the median practice of companies in our comparator group.

Comparator

Peer Group

The companies listed below constituted our comparator group for fiscal 2016 proxy officer compensation.

■	3M Company

■	Allergan, plc

■	Amgen Inc.

■	Baxter International Inc.

■	Becton, Dickinson and Company

■	Biogen Inc.

■	Bristol-Myers Squibb Company

■	Colgate-Palmolive Company

■	The Dow Chemical Company

■	E.I. du Pont de Nemours and Company

■	Ecolab Inc.

■	Eli Lilly and Company

■	General Mills, Inc.

■	Gilead Sciences, Inc.

■	Kellogg Company

■	Medtronic, plc

■	The Mosaic Company

■	Potash Corporation of Saskatchewan Inc.

■	St. Jude Medical, Inc.

MONSANTO COMPANY 2016 PROXY STATEMENT 53

Compensation Discussion and Analysis Our 2016 Executive Compensation Program

Our run rate and overhang levels for equity grants are significantly below the median levels of our comparator group.

We make equity grants to our proxy officers under our shareowner-approved Monsanto Company 2005 Long-Term Incentive Plan (as Amended and Restated as of January 24, 2012) (“2005 LTIP”). Each year, the committee approves the grants at its regularly-scheduled October meeting. The grant date is always the date the committee approves the grant. The grant price is the “fair market value” of a share of our common stock on the grant date, which we define as the closing price on the New York Stock Exchange on the grant date.

The committee, with input from its independent consultant, regularly reviews our equity grant practices to assure incorporation of what it believes constitute key best practice guidelines.

Use of Tally Sheets and Wealth Accumulation Analyses

Our people and compensation committee reviews tally sheets and wealth accumulation analyses for each proxy officer annually, before making total direct compensation decisions. The information includes the value of vested and unvested equity grants under various scenarios including: voluntary termination, involuntary termination with and without cause, retirement, death, disability and following a change of control. This enables us to evaluate whether:

■	the program or accumulation of wealth reflects company operating performance and a correlation to changes in shareowner value;

■	the individual proxy officer’s total compensation and accumulated wealth reflect his contribution to the company; and

■	the overall program and its individual elements are working, or whether adjustments to the program or an individual proxy officer’s compensation would be appropriate.

We believe the tally sheets and wealth accumulation analyses help the committee understand the realized and potential value of compensation payable to our proxy officers and ensure that pay aligns with company performance.

Our 2016 Executive Compensation Program

We view compensation as an important tool to motivate our leaders to accomplish our business strategies and financial objectives, without taking overly risky actions. What we pay each of our proxy officers reflects our core principles, and is based on our pay for performance and competitive pay practices.

Our executive compensation program consists of the following three primary components:

Base Pay	+	Cash awards under our broad-based Annual Incentive Plan	+	Long-term incentives delivered through stock options and Financial Goal RSUs

Our people and compensation committee targets each element of a proxy officer’s annual total direct compensation to compensation for comparable positions in our comparator group. For our CEO, the committee targets the 75th percentile of our comparator group to reflect his strong leadership contributions, unique knowledge of our industry, significant experience and creation of significant shareowner value over his 13 year tenure as our CEO. The committee targets 90%-110% of the median for comparable positions for our other proxy officers. For fiscal 2016, the amount of one or more components of each proxy officer’s pay was adjusted to achieve or maintain alignment with our comparator group, reflect the experience and value he brings to the role or adjust the amount of his pay relative to the pay of his peers within our company.

The differences in compensation levels among our proxy officers are primarily due to the differences in the median range of compensation for similar positions in our comparator group data and the committee’s assessment of each position’s internal value.

54 MONSANTO COMPANY 2016 PROXY STATEMENT

Compensation Discussion and Analysis Our 2016 Executive Compensation Program

Base Pay

We generally implement any base pay increases on a calendar year basis, with occasional mid-year increases to reflect a promotion or additional experience or responsibilities. Messrs. Grant and Courduroux each received a base pay increase, effective January 2016, to reflect the percentage base pay increase provided the rest of our U.S. organization. Messrs. Begemann, Frank and Mizell each received a base pay increase, effective January 2016, to achieve alignment with comparable positions in our comparator group and recognize his evolving leadership roles and internal value to our company. Mr. Frank received an additional base pay increase of 3.1% in August 2016 in recognition of his continued strategic leadership of the organization and increase in responsibilities associated with his promotion to Senior Vice President, Chief Commercial Officer.

The table below includes each proxy officer’s base pay as of August 31, 2016 in comparison to his base pay as of August 31, 2015. This information is different from the base pay information provided in the Summary Compensation Table, which presents base pay received on a fiscal year basis, including increases effective in January 2016.

Fiscal Year-End Base Pay

	Base Pay ($)		% Increase
Name	August 31, 2015	August 31, 2016
Hugh Grant	1,630,500	1,663,110	2.0
Pierre C. Courduroux	612,000	624,240	2.0
Brett D. Begemann	816,000	1,000,000	22.5
Michael J. Frank	450,000	500,000	11.1
Steven C. Mizell	530,400	600,000	13.1

Annual Incentive Plan (AIP)

We regularly evaluate the design of the AIP component of compensation to assure that the overall structure and cash awards continue to meet our core principles and objectives.

■  Our proxy officers participate in the same AIP in which most of our other employees participate.

■  Proxy officers and other participants are paid cash awards for company achievement of fiscal year performance against the financial goals set each year and the participant’s individual performance.

OUR FISCAL 2016 AIP

Performance Goals

Our people and compensation committee established threshold, target and outstanding-level performance goals for the AIP fiscal 2016 performance period for the plan’s financial metrics: EPS (weighted 50%), free cash flow (weighted 40%) and net sales (weighted 10%).

■	When establishing fiscal 2016 performance goals, the committee engaged in extensive and thoughtful discussions over the course of several meetings, recognizing its responsibilities to shareowners and the need to retain and motivate our global workforce and executives to execute on key financial and strategic objectives.

■	It was important to the committee that it establish goals to appropriately recognize that challenges facing our industry and the global economy in fiscal 2015 — including currency instability, corn acre contraction and commodity pricing challenges — would continue into fiscal 2016 and impede our ability to achieve ongoing earnings growth for the year.

■	The committee also considered our fiscal 2016 budget, set at levels lower than fiscal 2015 actual results.

■	Throughout the process, the committee remained focused on its pay-for-performance philosophy and setting appropriately challenging goals that would not promote the pursuit of excessively risky business strategies.

At its October 2015 meeting, the committee set final fiscal 2016 goals set out below based on the following objectives:

■	Performance corresponding to our fiscal 2016 budget would result in 60% of Target-level funding (compared to 100% target-level funding in previous years for budget performance), the 40% reduction in funding opportunity reflecting our fiscal 2016 budget at levels lower than fiscal 2015 actual results.

■	Target-level (100% award) funding for the EPS and net sales goals would require performance exceeding fiscal 2015 actual results, consistent with our pay-for-performance philosophy.

■	Outstanding-level funding would require a higher level of growth over fiscal 2015 actual results.

MONSANTO COMPANY 2016 PROXY STATEMENT 55

Compensation Discussion and Analysis Our 2016 Executive Compensation Program

The committee also set $2,021 million as the minimum corporate adjusted net income performance goal under our 162(m) Plan for the fiscal 2016 performance period (the “162(m) Compliance Gate”). The plan defines “minimum corporate adjusted net income” as net income determined in accordance with U.S. generally accepted accounting principles calculated without regard to any change in accounting standards (“GAAP”), adjusted to exclude extraordinary items under GAAP.

Award Pool

The target AIP award pool is the sum of all AIP participants’ target fiscal 2016 award opportunities. Target awards are communicated as a percentage of base pay. The table below includes our proxy officers’ fiscal 2016 target award opportunities.

Summary of Proxy Officer 2016 AIP Target Opportunities

Name	% of Base Pay	Target Opportunity ($)
Hugh Grant	170%	2,827,287
Pierre C. Courduroux	80%	499,392
Brett D. Begemann	100%	1,000,000
Michael J. Frank	60%	300,000
Steven C. Mizell	80%	480,000

■	To establish the dollar amount of the award pool, the committee first determines the funding factor by evaluating our fiscal year performance against each of the EPS, free cash flow and net sales goals, considering each goal’s respective weighting and other plan provisions.

–	Award pool funds at no less than 20% of target-level funding if a dividend is paid all four financial quarters; however, funding may not exceed 20% of the target level if the threshold EPS performance goal is not met.

–	Award pool funding factor capped at 200% of target-level funding; the committee reserves the ability to exceed this amount for exceptional performance.

The committee then multiplies the funding factor by the dollar amount of the target AIP award pool for the fiscal 2016 performance period.

Funding

In October 2016, the committee determined the size of the fiscal 2016 AIP award pool after considering a number of factors. The committee first evaluated the company’s fiscal 2016 performance against the AIP performance goals considering:

■	We did not meet the target-level goal set for EPS taking into account the committee’s determination to exclude the following items as extraordinary, for a $1.49 net increase over EPS results reported to our shareowners: restructuring charges; earnings from a divested business; expenses from settlement of legacy environmental liabilities and other litigation matters; and recognition under U.S. GAAP accounting rules of a deferred tax asset in Argentina.

■	We achieved 88% of the target-level goal set for free cash flow (no adjustments were made).

■	We did not meet threshold-level performance with respect to net sales (no adjustments were made).

Fiscal 2016 AIP Goals and Actual Results

AIP Performance Measure	Threshold Level Goals (35% Funding)	Target Level Goals (100% Funding)	Outstanding Level Goals (200% Funding)	Actual Results
EPS ($)	5.00	5.77	6.20	4.48
Free Cash Flow ($ millions)	1,530	1,951	2,186	1,724
Net Sales ($ millions)	14,314	15,860	16,538	13,502

■	Although we exceeded threshold-level performance for the free cash flow goal and achieved other key accomplishments during the year, the committee determined to fund the award pool only at 20% of target, or $32 million, because we did not achieve the fiscal 2016 threshold EPS goal. The 20% funding represents the lowest funding required under the express terms of the plan as a result of payment of dividends in all four financial quarters in fiscal 2016.

Proxy Officer Award

Before considering our proxy officers’ fiscal 2016 AIP awards, the committee evaluated that our adjusted net income for the fiscal 2016 performance period was $2,001 million and determined that we did not achieve the 162(m) Compliance Gate of $2,021 million. Therefore, under the terms of our 162(m) Plan, our proxy officers other than our CFO (who is not covered by our 162(m) Plan) were ineligible for a fiscal 2016 AIP award, even though the AIP funded at 20% of target-level funding.

Our CEO discussed our CFO’s individual fiscal 2016 performance with the committee, focusing on his accomplishments described on page 65. The committee determined to calculate his award based on 20% of his target AIP opportunity, or $99,878, reflecting the fiscal 2016 AIP overall funding factor.

56 MONSANTO COMPANY 2016 PROXY STATEMENT

Compensation Discussion and Analysis Our 2016 Executive Compensation Program

SPECIAL CASH AWARDS

Additional Award Pool for Non-Executive Employees

At its October 2016 meeting, the committee considered that despite our fiscal 2016 overall performance in an extremely challenging global market, the amount of the AIP award pool was capped at 20% of target-level funding because we did not meet the plan’s threshold EPS goal. Committee discussions focused on key accomplishments during the year positioning us for future growth, including:

■	Achieving record U.S. corn seed volumes

■	Achieving record-setting adoption of our Intacta RR2 PRO™ soybeans in South America

■	Enrolling of our digital agricultural solutions platform on over 92 million acres
■	Advancing the deepest and broadest R&D pipeline in the industry (more than 20 projects across our six R&D platforms)

■	Managing costs across the businesses, successfully delivering our restructuring and cost-savings plan targets for fiscal 2016 of $165 million

■	Improving customer relationship ratings, along with customer experience and loyalty

The committee believed that it was important to recognize these accomplishments, in addition to the extraordinary commitment and efforts put forth by employees throughout the organization in an extremely challenging agricultural and general business environment. After careful deliberation, the committee determined to provide $9 million for allocation to non-executive employees. The committee specifically excluded our proxy officers and other members of our executive team from participating in the additional award pool.

Recognition Awards for Four Proxy Officers

Also at its October 2016 meeting, the committee spent a considerable amount of time discussing the fact that our CEO and three other proxy officers were precluded from receiving a fiscal 2016 AIP award (because the 162(m) Compliance Gate was not satisfied), against the totality of their demonstrated performance during fiscal 2016. In particular, the committee recognized the officers’ roles in leading the organization to achieve the key accomplishments noted above. The committee also considered their and other executives’ extraordinary commitment and efforts during fiscal 2016 in negotiating the Bayer transaction, while simultaneously remaining focused on executing our business strategy and driving the company forward in an extremely challenging agricultural and general business environment. The committee noted that the officers’ fiscal 2016 efforts resulted in a definitive merger agreement that would result in a substantial premium for our shareowners.

Our CEO provided input on the performances of Messrs. Begemann, Frank and Mizell during fiscal 2016, focusing on their individual performance in advancing key business priorities and performance of the business unit each leads as described on pages 65–66. In private sessions, the committee evaluated our CEO’s fiscal 2016 performance, focusing on his accomplishments described on page 65.

Based on the above and drawing on their collective experience and judgment, the committee determined that some form of recognition award for fiscal 2016 performance was appropriate for these executives. Equally, the committee was mindful that the amount of the awards should reflect the reality that pre-established performance metrics for fiscal 2016 were not fully achieved. After careful deliberation, including consideration of input from the committee’s independent compensation consultant, the committee determined that the recognition cash awards would be 20% of each of the proxy officer’s target fiscal AIP award opportunity.

Fiscal 2016 Recognition Awards

Name	Recognition Award ($)
Hugh Grant	565,457
Brett D. Begemann	200,000
Michael J. Frank	60,000
Steven C. Mizell	96,000

MONSANTO COMPANY 2016 PROXY STATEMENT 57

Compensation Discussion and Analysis Our 2016 Executive Compensation Program

Long-Term Incentives

We regularly evaluate the design of the LTI component of our executive compensation program to assure that the overall structure and equity awards continue to meet our core principles and objectives. In fiscal 2016, we continued to grant equity awards to our proxy officers under the 2005 LTIP, under which we may grant stock options, performance-based RSUs, RSUs, restricted stock, stock appreciation rights, stock or cash.

■   Our Focus on Variable Pay Mix, by delivering LTI opportunities through stock options and Financial Goal RSUs, aligns our proxy officers with shareowners’ interests, linking an element of their pay to the value of our stock

– Stock Options closely align a significant portion of proxy officers’ pay to value created for our shareowners

– Financial Goal RSUs focus our proxy officers on leading the entire organization to achieve sustainable longer-term performance results related to goals for key financial performance measures

LTI OPPORTUNITIES CONVERTED TO GRANTS OF STOCK OPTIONS AND FINANCIAL GOAL RSUs

The dollar amount of each proxy officer’s fiscal 2016 LTI opportunity was delivered as follows:

Stock Options

■   60% was converted to a number of stock options by dividing the dollar amount by the estimated Black-Scholes value of our stock on the October 26, 2015 grant date (estimated at 40% of the fair market value of a share of our stock on the grant date consistent with long-standing practice).

■   The stock options will generally vest ratably over a three-year period, with a ten-year term.

■   The value a proxy officer may eventually realize, if any, is contingent upon his completing the required service period and our stock price at the time he determines to exercise any in-the-money options prior to expiration on October 26, 2025.

Financial Goal RSUs

■   40% was converted to a target number of Financial Goal RSUs by dividing the dollar amount by the fair market value of a share of our stock on the October 26, 2015 grant date.

■   The number of Financial Goal RSUs eligible for vesting will range from 0%-200% of the target number awarded, if we attain the Code Section 162(m) performance goal of positive net income for the three-year performance period and based upon our fiscal 2016-2018 performance against three-year cumulative EPS and free cash flow goals and a three-year average ROC goal.

■   Dividend equivalents are accrued during the three-year period and paid upon vesting based on the number of units that vest.

■  Any Financial Goal RSUs eligible for vesting will be settled in shares of company stock. The value a proxy officer may eventually realize, if any, is contingent upon the number of Financial Goal RSUs eligible for vesting and our stock price on November 15, 2018.

–  The awards for our CEO will continue to be eligible for vesting following a termination of employment due to retirement, death or disability. The committee included the continued vesting provisions recognizing that his unique leadership abilities have enabled us to build a global business with an industry-leading product portfolio and that his current actions and long-range decisions will impact our performance throughout the performance period.

–  The awards for our other proxy officers will generally not vest unless the officer satisfies a three-year service period, concurrent with the performance period.

Amount of LTI Opportunities

At its October 2015 meeting, our people and compensation committee determined the dollar amount of each proxy officer’s fiscal 2016 LTI opportunity taking into consideration the long-term opportunities for a comparable position in the comparator group and the internal value the company places on his position. The committee did not take into account any proxy officer’s past performance or outstanding equity awards when determining the dollar amount of his fiscal 2016 LTI opportunity.

Process for Awarding Financial Goal RSUs

Here is the process the committee uses for awarding fiscal 2016 Financial Goal RSUs to our proxy officers and determining any payout:

58 MONSANTO COMPANY 2016 PROXY STATEMENT

Compensation Discussion and Analysis Our 2016 Executive Compensation Program

In October 2018, the committee will determine if we attain the Code Section 162(m) performance goal and, the number of shares eligible for vesting based on company performance against three-year goals, as follows:

EPS goal ( 1⁄3 weighting)	+	Free Cash Flow goal ( 1⁄3 weighting)	+	ROC goal ( 1⁄3 weighting)	=	Percentage of Target- Number of fiscal 2016 Financial Goal RSUs eligible for vesting on November 15, 2018

Financial Goal RSU Performance Goals

For the fiscal 2016 grant, the people and compensation committee established a Code Section 162(m) performance goal of positive net income for the September 1, 2015 through August 31, 2018 performance period. If the Code Section 162(m) performance goal is not met, all units are forfeited.

“Net income” is defined as gross profit minus sales, general and administrative expenses, research and development expense, amortization, net interest expense, and income taxes and plus or minus other income and expense, all as reported in the company’s financial statements. It also excludes the positive or negative effects of restructuring charges and reversals, the outcome of lawsuits, the impact of liabilities, expenses or settlements related to the Company’s indemnification obligations to Pharmacia LLC or Solutia, Inc., unbudgeted business sales and divestitures and the cumulative effects of changes in accounting methodology made after August 31, 2015.

When structuring the fiscal 2016 Financial Goal RSUs, the committee focused on aligning the length of the performance period with available information for it to consider in setting challenging, yet attainable, forward-looking goals. The committee carefully considered our current and anticipated business environment, our current year budget, the company’s expectations for the later years of its long-range plan and the company’s need to attract, motivate and retain employees to achieve its long-range plan. In October 2015, the committee set the three-year cumulative EPS and free cash flow goals and a three-year average ROC goal following a consideration of threshold, target and outstanding-level goals first for each of fiscal 2016, fiscal 2017 and fiscal 2018 and based on the following:

■	Threshold-level performance goals – set at levels the committee believes are reasonably achievable, to motivate performance and support retention objectives. Fiscal 2016 threshold-level EPS and free cash flows goals correspond to goals for the 2016 AIP. Fiscal 2017 and 2018 threshold-level performance goals align with the prior year’s target-level goal and require improvement over prior year performance. If the company achieves threshold but does not achieve target-level performance for a goal, up to 50% of the units will be forfeited.

■	Target-level performance goals – set in line with our annual incentive plan goals for fiscal 2016 with respect to EPS and free cash flow, and what the committee believes will require significant stretch to achieve in fiscal 2017 and fiscal 2018 compared to our fiscal 2016-2018 long-range business plan reviewed by our board. If the company achieves target-level performance for each goal, 100% of the units will be eligible for vesting. If the company exceeds target-level performance for one or more goals, up to 200% of the units will be eligible for vesting.

■	Outstanding-level performance goals – set at levels the committee believes will require achievement of EPS goals with significant growth and require a cumulative growth over a three-year period beyond the outstanding-level goal for the fiscal 2015 Financial Goal RSUs. Outstanding-level performance goals for free cash flow and ROC are aligned to the plans that will deliver outstanding-level EPS results in each year. If the company achieves outstanding-level performance for each goal, 200% of the units will be eligible for vesting.

At the end of fiscal 2016, the company determined that public disclosure of the specific goals could cause competitive harm to the company, and in addition, was not material to an understanding of our fiscal 2016 executive compensation. We expect to disclose the specific goals after the conclusion of the performance period.

MONSANTO COMPANY 2016 PROXY STATEMENT 59

Compensation Discussion and Analysis Our 2016 Executive Compensation Program

Summary of Fiscal 2016 LTI Opportunities and Equity Grants

The dollar amount of each proxy officer’s fiscal 2016 LTI opportunity is included in his fiscal 2016 total compensation in the Summary Compensation Table on page 68 as the grant value of the stock options and estimated probable value of the Financial Goal RSU awards on the grant date. This table shows the number of stock options and target number of Financial Goal RSUs granted to each proxy officer, which together represented his 2016 LTI opportunity, excluding one-time retention awards to two proxy officers.

Fiscal 2016 Proxy Officer LTI Opportunities, Stock Option Grants, and

Target Number of Financial Goal RSUs

	2016 Long-Term Opportunities and Awards
Name	LTI Opportunity ($)	Number of Stock Options	Target Number of Financial Goal RSUs
Hugh Grant	10,800,000	177,360	47,296
Pierre C. Courduroux	2,500,000	41,060	10,949
Brett D. Begemann	5,000,000	82,120	21,897
Michael J. Frank	1,000,000	16,430	4,380
Steven C. Mizell	1,300,000	21,350	5,694

PRIOR FINANCIAL GOAL RESTRICTED STOCK UNIT GRANTS

Each of our proxy officers was awarded Financial Goal RSUs under the 2005 LTIP as a part of the fiscal 2014 LTI component of his total direct compensation. The fiscal 2014 Financial Goal RSU performance measures and terms were the same as the performance measures and terms for the fiscal 2016 Financial Goal RSUs, except that our CEO’s fiscal 2014 awards did not provide for continued vesting following termination of employment under certain circumstances.

In October and November 2016, the committee determined the number of fiscal 2014 Financial Goal RSUs eligible for vesting under the terms of those awards after considering a number of factors, including:

■	Our fiscal 2014-2016 results and company performance measured against the Financial Goal RSU goals, as follows:

Fiscal 2014 Financial Goal RSU Grant Summary of Goals and Actual Results

Performance Measure	Threshold Performance (50% of Units eligible for vesting)	Target Performance (100% of Units eligible for vesting)	Outstanding Performance (200% of Units eligible for vesting)	Actual Results
Cumulative EPS ($) (1/3 of Units)	14.36	17.27	19.33	15.44
Cumulative Free Cash Flow
($ millions) (1/3 of Units)	4,314	5,222	5,870	5,072
Average ROC (%) (1/3 of Units)	18.2	21.8	24.4	21.2

■	The fact that we achieved 89% of the target-level goal for EPS and 97% of the target-level goal for ROC. The committee adjusted EPS and ROC results, consistent with determinations for the fiscal 2016, 2015 and 2014 AIP, to exclude certain extraordinary items described on page 56 for fiscal 2016; related to restructuring charges, earnings from a divested business, expenses from settlement of legacy environmental liabilities and expenses for a potential SEC settlement, for a $0.92 increase to fiscal 2015 EPS results; and related to earnings from a divested business and expenses from settlement of legacy environmental liabilities, for a $0.01 increase to fiscal 2014 EPS results. See Appendix A for a summary of these adjustments to ROC and a reconciliation to GAAP.

■	The fact that we exceeded threshold and achieved 97% of the target-level goal for free cash flow. The committee adjusted fiscal 2014 free cash flow results to exclude as “extraordinary” the unbudgeted impact of our collaboration with Novozymes, this transaction occurred after the goals were established. The committee did not make any adjustments to fiscal 2016 or 2015 free cash flow results.

60 MONSANTO COMPANY 2016 PROXY STATEMENT

Compensation Discussion and Analysis Our 2016 Executive Compensation Program

After careful deliberation, the committee determined that 84% of the target-number of Financial Goal RSUs awarded to each proxy officer as part of his fiscal 2014 LTI opportunity is eligible for vesting based on the following formula:

89% of Target Performance for Ongoing EPS (1/3 weighting) Result: 69%	+	97% of Target Performance for Free Cash Flow (1/3 weighting) Result: 92%	+	97% of Target Performance for Average ROC (1/3 weighting) Result: 91%	=	84% of Target-Number of Fiscal 2014 Financial Goal RSUs Eligible for Vesting Subject to Employment on November 15, 2016

The number of Financial Goal RSUs eligible for vesting and subsequently settled in shares of company stock in November 2016 for each proxy officer was as follows:

Proxy Officer Fiscal 2014 Financial Goal RSUs Eligible for Vesting

Name	Target Number of Financial Goal RSUs Awarded	Number of RSUs Vested in November 2016
Hugh Grant	33,192	27,882
Pierre C. Courduroux	8,298	6,971
Brett D. Begemann	11,316	9,506
Michael J. Frank	2,264	1,902
Steven C. Mizell	4,527	3,803

In October 2017, the committee will evaluate performance for the fiscal 2015 Financial Goal RSUs. The number of Financial Goal RSUs eligible for vesting will be settled in shares of company stock in November 2017.

Retention Awards in Fiscal 2016

From time to time the committee may award a special equity grant to one or more of our proxy officers and other key leaders in our organization to encourage retention. These awards generally are provided in the form of restricted stock units that vest after a period of continued service.

During fiscal 2016, the committee granted 25,730 units to Mr. Frank and 37,340 units to Mr. Mizell that vest after four years. The committee believes that it is important to retain Messrs. Frank and Mizell and encourage each of them to remain fully committed and engaged: Mr. Frank plays a critical role in leading our company through short-term and long-term global commercial strategies and Mr. Mizell’s unique leadership skills and insights are critical in attracting, retaining and engaging our global employee population through our business transformation and achievement of our long-range plan. While the primary goal of the grants is retentive, the ultimate value of the grants will depend on our stock price, and the vesting of awards is subject to attainment of the Code Section 162(m) goal of positive net income over a three-year performance period.

The committee continues to focus on pay for performance and supporting long-term shareowner value. The committee believes that in these circumstances, a time-vesting award rather than a performance-based award would better serve the retention purpose of the award by providing each officer certainty of realized award value (subject to fluctuations in our stock price), if his employment continues until the vesting date and the Code 162(m) performance goal is attained.

Consequences of the Bayer Transaction on Equity Awards

Granted During or Prior to Fiscal 2016

If the Bayer transaction closes, at such time, all outstanding LTI and retention awards granted during or prior to fiscal 2016, will fully vest and convert into the right to receive the merger consideration of $128 per share (in the case of options, less the applicable exercise price). Any such awards that are stock option would settle as soon as reasonably practicable following the closing of the Bayer transaction, while restricted stock unit awards would settle at the time specified in the applicable award agreement. Any performance goals applicable to a restricted stock unit award would be fixed, in accordance with the award agreement, based on actual performance for each completed fiscal year of a performance period in progress as of the closing of the Bayer transaction and based on target performance for any fiscal year that has not been completed as of such time.

MONSANTO COMPANY 2016 PROXY STATEMENT 61

Compensation Discussion and Analysis Our 2016 Executive Compensation Program

Other Compensation

RETIREMENT AND WELFARE BENEFITS

We provide our proxy officers with the same employee benefits as all our U.S. regular employees under our broad-based plans. These benefits include tax-qualified pension and savings plans, as well as non-qualified “parity” pension and savings plans providing benefits to all employees whose benefits under the tax-qualified plans are limited by the Code. Base salary and AIP cash awards (but not LTI opportunities or the value of perquisites) are included in retirement plan calculations. No service credit is provided for years not worked. These benefits also include health benefits, life insurance and other welfare benefits.

Proxy officers are provided the same retirement or welfare plan benefits as other employees, other than increased coverage under our travel accident insurance plan and coverage under our executive medical program, which we consider to be perquisites. The people and compensation committee adopted the executive medical program, providing comprehensive annual physical exams and associated diagnostic/laboratory testing, to encourage our proxy officers and other executives to facilitate early intervention and health risk modification, thereby decreasing the likelihood of sudden illness and possible negative impact on company performance.

In the U.S., we also maintain a separation pay plan covering our full-time U.S. employees that provides transition income in the form of a single lump sum payment in the event of an involuntary termination without cause. Each proxy officer is eligible for the severance benefit on the same terms as other eligible employees; provided, however, if he terminates employment under circumstances qualifying him for severance benefits under a change of control employment security agreement, he will not be entitled to benefits under the separation pay plan. See Potential Payments Upon Termination or Change of Control – Other Arrangements for additional information.

Mr. Grant is eligible for a disability benefit under the terms of our Third Country National (“TCN”) plan, which from January 1, 1983 to October 31, 2002 was Former Monsanto’s and then our regular, non-qualified pension plan designed to protect certain benefits for employees who were transferred from their home country to another country at the company’s request. In addition, certain of our proxy officers are also eligible for retirement benefits under various plans relating to their past employment with our company or Former Monsanto outside the U.S. These benefits are the same as those benefits offered for other similarly situated eligible employees outside the U.S.

CHANGE OF CONTROL EMPLOYMENT SECURITY AGREEMENTS

Our company has entered into employment security agreements with our proxy officers that become effective upon a change of control of our company. These agreements provide for severance benefits upon a qualifying termination of employment within two years following a change of control of our company. See Potential Payments Upon Termination or Change of Control – Change of Control Employment Security Agreements for additional information. We believe that the agreements serve the interests of our company and our shareowners by ensuring that if a hostile or friendly change of control is under consideration, our proxy officers will be able to advise our board about the potential transaction in the best interests of shareowners, without being unduly influenced by personal considerations of losing their jobs. The committee reviews the potential cost and the terms of the agreements at least annually, in addition to the list of executives and other key employees eligible for the agreements. The Bayer transaction would constitute a change of control of our company.

PERQUISITES

We provide our proxy officers with limited perquisites, the most significant of which is access to the company’s aircraft for personal flights. Our board recognizes the personal risks our CEO faces due to strong opinions regarding our business and requires him to travel on the company’s aircraft for security reasons. Personal use of the company’s aircraft by other proxy officers is allowed on a limited basis with the prior approval of our controller or CEO. Additional perquisites include increased coverage under our travel insurance plan pursuant to an industry standard policy that requires no incremental cost to the company, participation in the executive medical program described above, and limited security expenses for our CEO. Our proxy officers may occasionally request a car and driver from our security team, which results in minimal costs beyond any overtime expense but is considered a perquisite.

We provide no tax gross-ups on any perquisites. Perquisite values are not considered for purposes of determining any AIP award, retirement or severance benefit or any other benefit payment.

62 MONSANTO COMPANY 2016 PROXY STATEMENT

Compensation Discussion and Analysis Additional Information about Our Compensation Practices

Additional Information about Our

Compensation Practices

Deductibility of Performance-Based Compensation

We believe that tax deductibility of compensation is important to providing compensation that is in the best interest of the company and its shareowners. For example, our performance-based compensation, including our AIP awards and Financial Goal RSUs, typically is structured in a manner intended to preserve tax deductibility including under Code Section 162(m). The fiscal 2016 recognition award will not be deductible for Messrs. Grant and Begemann. While we believe preserving tax deductibility is an important objective, the people and compensation committee reserves the flexibility to approve compensation arrangements that are not fully tax deductible, taking into account the primary objective of the specific program.

Recoupment (Clawback) Policy

To further align management’s interests with the interests of shareowners and support good governance practices, our board has a recoupment policy applicable to AIP awards, Financial Goal RSUs and other performance-based compensation to our proxy officers and other executives. If we are required to prepare an accounting restatement due to material noncompliance with a financial reporting requirement under the securities laws as a result of misconduct or an error, then our independent directors may take action to recoup the amount by which the award exceeded the payment that would have been made based on the restated financial results. Our right of recoupment expires unless demand is made within three years following payment of the award, and does not apply to stock options, restricted stock or other securities that do not have specific performance-vesting criteria.

Stock Ownership Requirements

We have rigorous stock ownership requirements for our key management employees, including our proxy officers, to align their interests with those of our shareowners. Requirements applicable during fiscal 2016 were expressed as a fixed number of shares calculated at September 1, 2013 pursuant to an established formula. The number of shares required to be held by management employees was recalibrated at the beginning of fiscal 2017.

Shares may be counted toward the policy’s ownership requirements whether held directly or through a spouse, retirement plan or retirement account. However, the following forms of shares will not be counted toward the policy’s ownership requirements:

■	stock options,

■	unvested restricted stock and restricted stock units, and

■	performance-RSUs for which performance has not yet been determined.

Until the individual meets the stock ownership requirement, he or she must retain 25% of the pre-tax number of shares received upon exercise of a stock option, vesting of restricted stock or settlement of RSUs or other equity-based award. By the end of fiscal 2016, each proxy officer had met his stock ownership requirement.

MONSANTO COMPANY 2016 PROXY STATEMENT 63

Compensation Discussion and Analysis Additional Information about Our Compensation Practices

The information in the chart below includes stock ownership information with respect to our proxy officers:

Proxy Officer Stock Ownership and Requirements (as determined 8/31/16)
CEO	Other Proxy Officers (average)

Prohibition on Hedging, Pledging and Derivative Trading

We prohibit hedging and other derivative transactions in our company stock by officers, directors and their immediate family members. Specifically, they may not:

■	trade in any puts, calls, covered calls or other derivative products involving company securities;

■	engage in any hedging or monetization transactions of company securities; or

■	hold company securities in a margin account or pledge company securities as collateral for a loan; however, we do permit our officers to effect a cashless exercise of stock options granted by our company provided that they make their own arrangements.

64 MONSANTO COMPANY 2016 PROXY STATEMENT

Compensation Discussion and Analysis Summary of Fiscal 2016 Proxy Officer Performance and Compensation

Summary of Fiscal 2016 Proxy Officer Performance and Compensation

Each year, our people and compensation committee conducts a thorough review of our CEO’s performance in private session. Our CEO provides the committee with an assessment of performance for each of the proxy officers. The assessment of individual performance takes into account a number of quantitative and qualitative factors such as attainment of key strategic goals and objectives, specific revenue and earnings goals for each business, successful acquisitions/divestitures and integration efforts, as well as the financial performance and overall company performance as described in the Executive Summary. After assessing performance, the committee determines the proxy officer’s fiscal year AIP award or, for fiscal 2016, recognition award.

For fiscal 2016, the committee took note of the extraordinary efforts on the part of our proxy officers and other executives in negotiating the merger agreement with Bayer while simultaneously remaining focused on executing our business strategy and driving the company forward in a challenging agricultural and general business environment.

The information below highlights the additional individual accomplishments of each proxy officer in fiscal 2016.

Proxy Officer Performance and Fiscal 2016 Compensation

Hugh Grant, Chairman and Chief Executive Officer

Responsibilities: Accountable to the board of directors, general and active management and supervision of the company’s business 2016 Accomplishments and Performance

Mr. Grant’s strong focused leadership of our executives and the entire organization:

■  Led our company through significant global and industry-wide challenges, including weakening foreign currencies and pricing declines in our glyphosate-based herbicides, which resulted in lower performance on key financial metrics compared to prior year, while generating significant free cash flow and returning $13 billion to our shareowners through share repurchases and dividends over the last three years

■  Maintained a long-term focus for our company by advancing more than 20 projects in our R&D pipeline, enhancing partnerships and collaborations, executing licensing and intellectual property strategies and investing in complementary crop protection products positioning us for future growth

■  Led our business leads to achieve record-setting adoption of our Intacta RR2 PRO™ soybean product in South America and corn volume in the U.S., an increase in global branded corn volume, strong adoption of our FieldView platform, and establishment of our digital agriculture solutions as a standard for growers, positioning us for future growth

■  Drove the announcement of our industry-leading plans to make our operations carbon neutral by 2021, and engaged with a broad range of stakeholders as part of our work to meet our sustainability goals

■  Drove enhancement of our programs to retain, develop and motivate a talented and diverse workforce to address potential distractions from our challenging business environment, achieving strong employee engagement ratings

Fiscal 2016 Compensation
Base Pay	$ 1.7M
AIP Award
Target Opportunity	$ 2.8M
Amount Received	$ 0
Long-term incentives (LTI)
Value*:	$ 10.8M
Stock Options	177,360
Financial Goal RSUs*	47,296
Recognition Award	$ 0.6M

Pierre C. Courduroux, Senior Vice President and Chief Financial Officer

		Responsibilities: Leads finance organization 2016 Accomplishments and Performance

■  Delivered significant financial benefits by controlling expenditures and efficiently managing corporate transactions, tax risks, receivables programs, share repurchases and investments

■  Executed a comprehensive reassessment of marketing programs and pricing models, and developed tools and metrics to improve market funding programs and pricing decisions

■  Accelerated changes in corporate structure and integration, and defined and implemented plans for our overseas organizations to improve the quality and cost of corporate services

■  Implemented transition plans for the senior leadership of the finance organization to contribute to improved diversity

Fiscal 2016 Compensation
Base Pay	$ 0.6M
AIP Award
Target Opportunity	$ 0.5M
Amount Received	$ 0.1M
Long-term incentives (LTI)
Value*:	$ 2.5M
Stock Options	41,060
Financial Goal RSUs*	10,949

MONSANTO COMPANY 2016 PROXY STATEMENT 65

Compensation Discussion and Analysis Summary of Fiscal 2016 Proxy Officer Performance and Compensation

Brett D. Begemann, President and Chief Operating Officer

Responsibilities: Commercial responsibility for our global business and supply chain 2016 Accomplishments and Performance

∎  Achieved above-budget increase in penetration of Intacta RR2 PRO™ soybean product and delivered record U.S. corn seed volume despite industry challenges and competitive pressure

∎  Implemented critical cost-saving plans resulting in reduced general and administrative expenditures from prior year, including the effect of inflation

∎  Led efforts to successfully accelerate our digital agriculture solutions business, with a significant increase in the adoption of FieldView platform, with 95 million acres enrolled

∎  Designed and staffed new organizations across our organization to support transformation efforts, providing development opportunities for key leaders and retaining key talent, and created greater inclusion awareness and behavior among leadership

Fiscal 2016 Compensation
Base Pay	$ 0.9M
AIP Award
Target Opportunity	$ 1.0M
Amount Received	$ 0
Long-term incentives (LTI)
Value*:	$ 5.0M
Stock Options	82,120
Financial Goal RSUs*	21,897
Recognition Award	$ 0.2M

Michael J. Frank, Senior Vice President and Chief Commercial Officer

		Responsibilities: Leads the advancement of the company’s global commercial row crop, crop protection and vegetable business 2016 Accomplishments and Performance

∎  Increased global corn seed volume, and achieved record corn seed volume in the U.S., despite industry challenges and competitive pressure

∎  Implemented key product launches and market penetration by achieving above-budget penetration of Intacta RR2 PRO™ soybean product and substantial trial use of a key soy product despite unexpected delays in obtaining regulatory approvals

∎  Delivered significant growth and increased profitability in our vegetables business by driving disciplined expenditure control and obsolescence management, exceeding both internal expectations and previous year’s performance

∎  Established centers of excellence for key areas within the global commercial organization to improve customer experience, loyalty and ratings, and created significant development opportunities for female employees within the organization by revising leadership succession plans

Fiscal 2016 Compensation
Base Pay	$ 0.5M
AIP Award
Target Opportunity	$ 0.3M
Amount Received	$ 0
Long-term incentives (LTI)
Value*:	$ 1.0M
Stock Options	16,430
Financial Goal RSUs*	4,380
Retention RSUs
Value*:	$ 2.2M
Retention RSUs	25,730
Recognition Award	$ 0.1M

Steven C. Mizell, Executive Vice President and Chief Human Resources Officer

		Responsibilities: Global lead for the company’s human resources functions 2016 Accomplishments and Performance

∎  Maintained high levels of company-wide employee engagement despite significant industry challenge, organizational change and ambiguity, as evidenced by strong employee engagement ratings

∎  Developed the human resources organization by providing significant development opportunities, focusing on competency development, and enhanced talent pipeline with critical new hires

∎  Enhanced our culture by creating a global inclusion strategy with focus on unconscious bias, hiring and administrative practices, inclusion in our leadership programs and launch of an inclusion index to enhance transparency

∎  Redefined leadership competencies and built functional competency models to ensure critical talent to execute on long-range plans

Fiscal 2016 Compensation
Base Pay	$ 0.6M
AIP Award
Target Opportunity	$ 0.5M
Amount Received	$ 0
Long-term incentives (LTI)
Value*:	$ 1.3M
Stock Options	21,350
Financial Goal RSUs*	5,694
Retention RSUs
Value*:	$ 3.2M
Retention RSUs	37,340
Recognition Award	$ 0.1M

*	Amounts reflect target awards. Actual amounts received will depend upon performance and company stock price.

66 MONSANTO COMPANY 2016 PROXY STATEMENT

Compensation Discussion and Analysis Caution Regarding Forward-Looking Statements

Caution Regarding Forward-Looking Statements

In this proxy statement, and from time to time throughout the year, we share expectations for our company’s future performance. These forward-looking statements include statements about our business plans; the proposed transaction with Bayer Aktiengesellschaft (“Bayer”); the potential development, regulatory approval and public acceptance of our products; our expected financial performance, including sales performance, and the anticipated effect of our strategic actions; the anticipated benefits of recent acquisitions; the outcome of contingencies, such as litigation; domestic or international economic, political and market conditions; and other factors that could affect our future results of operations or financial position, including, without limitation, statements under the caption “Executive Compensation — Compensation Discussion and Analysis.” Any statements we make that are not matters of current reportage or historical fact should be considered forward-looking. Such statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “will,” and similar expressions. By their nature, these types of statements are uncertain and are not guarantees of our future performance.

Since these statements are based on factors that involve risks and uncertainties, our company’s actual performance and results may differ materially from those described or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, among others: risks related to the proposed transaction between the company and Bayer, including the risk that the company’s shareowners do not approve the transaction, the risk that the regulatory approvals required for the transaction may not be obtained on the anticipated terms or time frame or at all, the risk that the other conditions to the completion of the transaction may not be satisfied, the risk that disruptions or uncertainties related to the proposed transaction could adversely affect the company’s business, financial performance and/or relationships with third parties, and the risk that certain contractual restrictions during the pendency of the transaction could adversely affect the company’s ability to pursue business opportunities or strategic transactions; continued competition in seeds, traits and agricultural chemicals; the company’s exposure to various contingencies, including those related to intellectual property protection, regulatory compliance and the speed with which approvals are received, and public understanding and acceptance of our biotechnology and other agricultural products; the success of the company’s research and development activities; the outcomes of major lawsuits, including potential litigation related to the proposed transaction with Bayer; developments related to foreign currencies and economies; fluctuations in commodity prices; compliance with regulations affecting our manufacturing; the accuracy of the company’s estimates related to distribution inventory levels; the recent increases in levels of indebtedness; continued availability of capital and financing and rating agency actions; the company’s ability to fund its short-term financing needs and to obtain payment for the products that it sells; the effect of weather conditions, natural disasters, accidents, and security breaches, including cybersecurity incidents, on the agriculture business or the company’s facilities; and other risks and factors described or referenced in Part I — Item 1A of our Report on Form 10-K for the fiscal year ended August 31, 2016.

Our forward-looking statements represent our estimates and expectations at the time that we make them. However, circumstances change constantly, often unpredictably, and many events beyond our control will determine whether our expectations will be realized. As a result, investors should not place undue reliance on these forward-looking statements. We disclaim any current intention or obligation to revise or update any forward-looking statements, or the factors that may affect their realization, whether in light of new information, future events or otherwise, and investors should not rely on us to do so.

MONSANTO COMPANY 2016 PROXY STATEMENT 67

Executive Compensation Executive Compensation Tables

Executive Compensation Tables

Summary Compensation Table

This table describes the total compensation paid to proxy officers for fiscal years 2016, 2015 and 2014, as required. The components of the total compensation are described in the footnotes below and in more detail in the tables and narratives that follow. For information on the role of each component within the total direct compensation package, see the description under Compensation Discussion and Analysis.

Name and Principal Position	Year	Salary ($)	Bonus ($)[1]	Stock Awards ($)[2,3]	Option Awards ($)[2]	Non-Equity Incentive Plan Compensation ($)[4]	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)[5]	All Other Compensation ($)[6]	Total ($)

Hugh Grant	2016	1,664,741	565,457	4,320,017	3,657,163	—	1,135,360	498,246	11,840,984
Chairman of the Board	2015	1,602,156	—	3,920,044	3,172,805	1,883,228	747,348	603,255	11,928,836
and Chief Executive Officer	2014	1,506,269	—	3,520,012	3,008,440	3,902,775	1,006,203	492,784	13,436,483

Pierre C. Courduroux	2016	624,852	—	1,000,082	846,657	99,878	268,292	61,584	2,901,346
Senior Vice President and	2015	610,200	—	940,016	760,938	342,720	158,792	106,341	2,919,007
Chief Financial Officer	2014	593,077	—	880,003	752,170	815,000	199,384	89,427	3,329,061

Brett D. Begemann	2016	944,708	200,000	2,000,072	1,693,314	—	619,074	200,717	5,657,886
President	2015	813,600	—	1,200,066	971,322	571,200	303,954	164,754	4,024,896
and Chief Operating Officer	2014	761,404	—	1,200,062	1,025,775	1,355,000	492,261	131,314	4,965,816

Michael J. Frank	2016	477,385	60,000	2,560,103	338,787	—	209,989	42,274	3,688,538
Senior Vice President and
Chief Commercial Officer

Steven C. Mizell	2016	580,791	96,000	3,760,082	440,237	—	252,314	94,102	5,223,526
Executive Vice President and Chief Human Resources Officer

1	Bonus (Recognition Awards). This column represents cash awards paid to the respective proxy officer for fiscal 2016 performance, which were paid in November following the fiscal year. The awards are discussed in further detail in the Compensation Discussion and Analysis section beginning on page 44.

2	Stock Awards and Option Awards. The amounts in these columns reflect grant date fair value at target in accordance with accounting guidance. These amounts do not factor in an estimate of forfeitures related to service-based vesting conditions and may not represent the amounts the proxy officers will actually receive from such awards. The assumptions used in determining the fair value of the awards are in Note 19 to our financial statements contained in our Annual Report on Form 10-K for the fiscal year ended Aug. 31, 2016. Additional information regarding the awards can be found below under the Grants of Plan-Based Awards Table and the Outstanding Equity Awards at Fiscal Year-End Table.

3	Stock Awards. Stock award values shown reflect grant date fair value assuming achievement of target-level performance. If achievement of outstanding-level performance were assumed, the grant date fair value of stock awards for the proxy officers for fiscal years 2016, 2015 and 2014, respectively, would be: Mr. Grant, $8,640,033, $7,840,088 and $7,040,023; Mr. Courduroux, $2,000,163, $1,880,032 and $1,760,006; Mr. Begemann, $4,000,144, $2,400,132 and $2,400,124; Mr. Frank, $800,138 (for 2016); and Mr. Mizell, $1,040,180 (for 2016).

For Financial Goal RSU awards, accounting guidance requires us to evaluate each quarter the likelihood of achieving the different possible levels of performance in terms of the goals specified in the awards and incur expense based on the most probable outcome. Actual amounts that will be received by the proxy officers for Financial Goal RSUs will be determined at the end of the performance period based upon actual performance, which may differ from the amounts reported above.

Stock awards for fiscal 2016 for Messrs. Frank and Mizell include an additional grant of restricted stock units designed for retention purposes.

4	Non-Equity Incentive Plan Compensation (Annual Incentive Plan Awards). This column represents cash awards earned by our proxy officers under that fiscal year’s AIP that were paid in November following the fiscal year. Our AIP is discussed in further detail in the Compensation Discussion and Analysis section beginning on page 44.

5	Change in Pension Value and Nonqualified Deferred Compensation Earnings. This column represents the aggregate actuarial increase in the present value of benefits under all of our pension plans during the stated fiscal years for each proxy officer. The amounts were determined by using interest rate and mortality rate assumptions consistent with those used in our financial statements, as in the Pension Benefits Table beginning on page 74. For Messrs. Grant, Courduroux and Frank, the amounts in this column consist solely of the aggregate change in pension value. For Messrs. Begemann and Mizell, in addition to the aggregate change in pension value, this column includes interest earned under our Deferred Payment Plan. This is set at the average Moody’s Baa Bond Index Rate in effect during the prior calendar year, to the extent that it exceeds 120% of the applicable federal long-term rate, and was as follows in 2016, 2015 and 2014: Mr. Begemann, $2,816, $1,863, and $1,409; and Mr. Mizell, $912 (for 2016). The Deferred Payment Plan is discussed in further detail under Deferred Payment Plan on page 77.

68 MONSANTO COMPANY 2016 PROXY STATEMENT

Executive Compensation Executive Compensation Tables

6	All Other Compensation. Here is additional information on the amounts reported in the All Other Compensation column for fiscal 2016.

	Company Contributions to SIPA
Name	Qualified Plan ($)	Non-Qualified Parity Plan ($)	PerquisitesB ($)	Total ($)
Hugh Grant	16,960	209,203	272,083	498,246
Pierre C. Courduroux	15,850	45,734	—	61,584
Brett D. Begemann	15,143	80,885	104,689	200,717
Michael J. Frank	16,960	25,314	—	42,274
Steven C. Mizell	16,960	38,736	38,406	94,102

A	Company Contributions to our Savings and Investment Plan. These columns represent matching contributions made by the company during fiscal 2016 for compensation deferred by participants under our Savings and Investment Plan, which we refer to as our “SIP,” and our ERISA Parity Savings and Investment Plan, which we refer to as our “Parity SIP Plan.” Our SIP is a tax-qualified defined contribution plan and our Parity SIP Plan is a non-qualified defined contribution plan under the Code. Information regarding the company matching contribution levels is provided under Parity SIP Plan on page 77.

B	Perquisites. Amounts represent the aggregate incremental cost to the company of perquisites provided to our proxy officers, except for Messrs. Courduroux and Frank, for whom such amounts were less than $10,000. The amounts shown for Mr. Grant include personal use of corporate aircraft of $268,403, home security and other security expenses. For Mr. Begemann, the amounts shown include costs of personal use of corporate aircraft of $99,616, costs of participation in our executive medical program and security-related expenses. For Mr. Mizell, the amounts shown include costs of personal use of corporate aircraft of $35,087, costs of participation in our executive medical program and security-related expenses.

We calculate the incremental cost of company aircraft used for a non-business flight by multiplying the aircraft’s hourly variable operating cost by a trip’s flight time, including any flight time of an empty return or deadhead flight. Fixed costs that do not vary based on usage are not included in the calculation of direct operating costs. We incur minimal incremental costs for passengers who travel as the guest of executives traveling on the aircraft for business purposes, but we do consider guest travel to be a perquisite.

MONSANTO COMPANY 2016 PROXY STATEMENT 69

Executive Compensation Executive Compensation Tables

Grants of Plan-Based Awards Table

The following table provides additional information about plan-based awards granted to our proxy officers during fiscal 2016. See Compensation Discussion and Analysis for more information about the terms of the awards.

Name	Award Type	Grant Date for Equity- Based Awards	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards[2]			All Other Stock Awards; Number of Shares of Stock or Units (#)	All Other Option Awards; Number of Securities Underlying Awards(#)[3]	Exercise or Base Price of Option Awards ($/Sh)[4]	Grant Date Fair Value of Stock and Option Awards ($)[5]

			Threshold ($)	Target ($)	Maximum ($)[1]	Threshold (#)	Target (#)	Maximum (#)
Hugh Grant	Annual Incentive	—	989,550	2,827,287
	Stock Options	10/26/2015								177,360	91.34	3,657,163
	Financial Goal RSUs	10/26/2015				23,648	47,296	94,592				4,320,017
Pierre C. Courduroux	Annual Incentive	—	174,787	499,392
	Stock Options	10/26/2015								41,060	91.34	846,657
	Financial Goal RSUs	10/26/2015				5,475	10,949	21,898				1,000,082
Brett D. Begemann	Annual Incentive	—	350,000	1,000,000
	Stock Options	10/26/2015								82,120	91.34	1,693,314
	Financial Goal RSUs	10/26/2015				10,949	21,897	43,794				2,000,072
Michael J. Frank	Annual Incentive	—	105,000	300,000
	Stock Options	10/26/2015								16,430	91.34	338,787
	Financial Goal RSUs	10/26/2015				2,190	4,380	8,760				400,069
	Retention RSUs[6]	9/24/2015							25,730			2,160,034
Steven C. Mizell	Annual Incentive	—	168,000	480,000
	Stock Options	10/26/2015								21,350	91.34	440,237
	Financial Goal RSUs	10/26/2015				2,847	5,694	11,388				520,090
	Retention RSUs[6]	4/11/2016							37,340			3,239,992

1	Amounts in this column represent the threshold, target and maximum payouts under the company’s fiscal 2016 AIP with respect to our attainment of specified performance criteria. Threshold payout is 35% of the target award and the maximum payout is set by our Code Section 162(m) Annual Incentive Plan for Covered Executives, which was designed to maximize the opportunity for tax-deductibility of AIP awards to our proxy officers. Under this plan in fiscal 2016, the maximum AIP award a covered proxy officer may receive is three-quarters of one percent (.75%) of corporate adjusted net income for the applicable performance year, or $15.01 million for fiscal 2016. The people and compensation committee has discretion to award less than the maximum amount and historically has determined the amount of all AIP awards based on company and individual performance measured against pre-established goals under our AIP. The AIP awards have been substantially lower than the maximum amount for Code Section 162(m) purposes. See Deductibility of Performance-Based Compensation on page 63 for more information about Code Section 162(m) Plan, and the information under Annual Incentive Plan (AIP) beginning on page 55 for a more detailed description of awards made under our AIP. The actual amounts earned are reported in the Non-Equity Incentive Plan Compensation column in the Summary Compensation Table on page 68.

2	Amounts in this column represent the threshold, target and maximum payout for Financial Goal RSUs granted under our 2005 LTIP as part of our proxy officers’ fiscal 2016 long-term incentive compensation. We describe the terms of the Financial Goal RSUs in more detail beginning on page 58.

3	Amounts in this column represent stock options granted under our 2005 LTIP to our proxy officers on Oct. 26, 2015 (which will vest ratably on each of Nov. 15, 2016, Nov. 15, 2017 and Nov. 15, 2018) as part of their fiscal 2016 long-term incentive compensation. We describe the terms of stock options in more detail beginning on page 58.

4	Exercise prices are equal to the closing prices of our stock on the respective dates of grant.

5	The grant date fair value of options was $20.62 per option for options awarded on Oct. 26, 2015. In accordance with SEC rules, amounts reported in this column for Financial Goal RSUs disclose the fair value at the date of grant based on the probable outcome, regardless of when or whether these amounts are ultimately realized by the proxy officer. The grant date fair value of the fiscal 2016 Financial Goal RSUs awarded on Oct. 26, 2015 was $91.34 per unit. Fair value is calculated as the target number of Financial Goal RSUs multiplied by the closing price of our common stock on the date of grant, in accordance with the accounting requirements. The actual amounts that will be received by the proxy officer for Financial Goal RSUs will be determined at the end of the performance period based upon our actual performance, which may differ from the performance that was probable at the date of grant. The assumptions used in determining the fair value of the awards are in Note 19 to our financial statements contained in our Annual Report on Form 10-K for the fiscal year ended Aug. 31, 2016.

6	See Retention Awards in Fiscal 2016 on page 61 for more information about these awards.

70 MONSANTO COMPANY 2016 PROXY STATEMENT

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Outstanding Equity Awards at Fiscal Year-End Table

The table below provides information regarding outstanding equity awards as of August 31, 2016 for each proxy officer. The equity awards in this table consist of stock options, restricted stock units and Financial Goal RSUs.

							Stock Awards[1]
			Option Awards[1]				Restricted Stock Units		Performance-RSUs
Name	Grant Date or Performance Period		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Units of Stock That Have Not Vested (#)	Market Value of Units of Stock That Have Not Vested ($)[2]	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)[2]
Hugh Grant	10/26/2015			177,360	91.34	10/26/2025
	10/27/2014		43,433	86,867	112.82	10/27/2024
	10/21/2013		82,980	41,490	106.05	10/21/2023
	10/16/2012		132,630		90.48	10/16/2022
	10/24/2011		188,030		74.79	10/24/2021
	10/25/2010		239,530		58.71	10/25/2020
	10/26/2009		149,200		70.69	10/26/2019
	10/20/2008		157,220		89.45	10/20/2018
	10/22/2007		149,230		87.14	10/22/2017
	9/1/15-8/31/18	[3]							23,648	2,518,512
	9/1/14-8/31/17	[4]							17,373	1,850,225
	9/1/13-8/31/16	[5]					27,882	2,969,433
Pierre C. Courduroux	10/26/2015			41,060	91.34	10/26/2025
	10/27/2014		10,416	20,834	112.82	10/27/2024
	10/21/2013		20,746	10,374	106.05	10/21/2023
	10/16/2012		33,160		90.48	10/16/2022
	10/24/2011		37,610		74.79	10/24/2021
	1/1/2011		14,590		69.64	1/1/2021
	10/25/2010		7,990		58.71	10/25/2020
	10/26/2009		6,240		70.69	10/26/2019
	5/15/2009		520		89.95	5/15/2019
	10/20/2008		3,360		89.45	10/20/2018
	10/22/2007		4,320		87.14	10/22/2017
	9/1/15-8/31/18	[3]							5,475	583,088
	9/1/14-8/31/17	[4]							4,166	443,679
	9/1/13-8/31/16	[5]					6,971	742,412
Brett D. Begemann	10/26/2015			82,120	91.34	10/26/2025
	10/27/2014		13,296	26,594	112.82	10/27/2024
	10/21/2013		28,293	14,147	106.05	10/21/2023
	10/16/2012		41,450		90.48	10/16/2022
	10/24/2011		47,640		74.79	10/24/2021
	10/25/2010		51,100		58.71	10/25/2020
	10/26/2009		29,840		70.69	10/26/2019
	10/20/2008		31,450		89.45	10/20/2018
	9/1/15-8/31/18	[3]							10,949	1,166,069
	9/1/14-8/31/17	[4]							5,319	566,474
	9/1/13-8/31/16	[5]					9,506	1,012,389

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							Stock Awards[1]
			Option Awards[1]				Restricted Stock Units		Performance-RSUs
Name	Grant Date or Performance Period		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Units of Stock That Have Not Vested (#)	Market Value of Units of Stock That Have Not Vested ($)[2]	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)[2]
Michael J. Frank	10/26/2015			16,430	91.34	10/26/2025
	10/27/2014		3,546	7,094	112.82	10/27/2024
	10/21/2013		5,660	2,830	106.05	10/21/2023
	2/15/2013		820		103.51	2/15/2023
	10/16/2012		5,250		90.48	10/16/2022
	10/24/2011		7,780		74.79	10/24/2021
	6/15/2011		1,000		67.57	6/15/2021
	10/26/2009		7,020		70.69	10/26/2019
	10/20/2008		3,920		89.45	10/20/2018
	10/22/2007		3,360		87.14	10/22/2017
	9/24/2015						25,730	2,740,245
	9/1/15-8/31/18	[3]							2,190	233,235
	9/1/14-8/31/17	[4]							1,419	151,124
	9/1/13-8/31/16	[5]					1,902	202,563
Steven C. Mizell	10/26/2015			21,350	91.34	10/26/2025
	10/27/2014		5,763	11,527	112.82	10/27/2024
	10/21/2013		5,720	5,660	106.05	10/21/2023
	10/16/2012		6,675		90.48	10/16/2022
	10/24/2011		70		74.79	10/24/2021
	10/25/2010		7		58.71	10/25/2020
	4/11/2016						37,340	3,976,710
	9/1/15-8/31/18	[3]							2,847	303,206
	9/1/14-8/31/17	[4]							2,305	245,483
	9/1/13-8/31/16	[5]					3,803	405,020

1	Stock options, RSUs and Performance RSUs become exercisable or vested in accordance with the vesting schedules below, subject to performance conditions and accelerated vesting under certain circumstances described in footnotes 5 and 6, respectively, on page 81.

2	Closing Stock Price. Amounts in these columns are based on the closing stock price of $106.50 for our common stock on Aug. 31, 2016.

3	Financial Goal RSUs. As required by the SEC rules, the number of RSUs shown assumes that threshold levels of performance (50%) will be achieved. In October 2018, the people and compensation committee will determine the actual levels of performance achieved for these awards.

4	Financial Goal RSUs. As required by the SEC rules, the number of RSUs shown assumes that threshold levels of performance (50%) will be achieved. In October 2017, the people and compensation committee will determine the actual levels of performance achieved for these awards.

5	Financial Goal RSUs. The table reports the actual number of units eligible for vesting. In October 2016, after evaluating our performance with respect to these Financial Goal RSUs, the people and compensation committee determined that the company exceeded the threshold levels of performance and 84% of the target number of units vested in November 2016.

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EQUITY AWARD VESTING SUMMARY

Stock Options
Grant Date	One-third vests on each of:
10/26/2015	Nov. 15, 2016, Nov. 15, 2017 and Nov. 15, 2018
10/27/2014	Nov. 15, 2015, Nov. 15, 2016 and Nov. 15, 2017
10/21/2013	Nov. 15, 2014, Nov. 15, 2015 and Nov. 15, 2016

Financial Goal RSUs
For Fiscal year	Granted	Performance Period	Performance Determination Date	Vesting
2016	10/26/2015	9/1/15-8/31/18	October 2018	November 2018
2015	10/27/2014	9/1/14-8/31/17	October 2017	November 2017
2014	10/21/2013	9/1/13-8/31/16	October 2016	November 2016

Retention RSUs
Grant Date	Vesting
9/24/2015	Fully vest on September 24, 2019
4/11/2016	Fully vest on April 11, 2020

Option Exercises and Stock Vested Table

The following table provides information about the value realized by our proxy officers on the exercise of stock options and vesting of stock awards during fiscal 2016.

	Option Awards		Stock Awards[1]		Total Value Realized on Exercise and Vesting ($)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)[2]	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)[3]
Hugh Grant	—	—	55,527	5,207,850	5,207,850
Pierre C. Courduroux	—	—	13,882	1,301,985	1,301,985
Brett D. Begemann	27,980	461,112	17,354	1,627,624	2,088,736
Michael J. Frank	—	—	7,538	730,639	730,639
Steven C. Mizell	—	—	8,331	781,362	781,362

1	Amounts in these columns reflect the vesting of Financial Goal RSUs that were granted on Oct. 16, 2012. The units were subject to a three-year performance period (September 2012 – August 2015) upon which a performance determination was made and stock vested on Nov. 15, 2015 and Nov. 23, 2015. The amounts in these columns also reflects the vesting of RSUs that were granted on Mar. 11, 2011 to Mr. Frank upon which stock vested Dec. 31, 2015.

2	Amounts represent the difference between the market price upon exercise and the exercise price.

3	Amounts in this column are based on the fair market value of $93.78 for common stock vesting on Nov. 15, 2015, $95.27 for common stock vesting on Nov. 23, 2015 and $98.52 for common stock vesting on Dec. 31, 2015 for Mr. Frank.

Pension Benefits

Our proxy officers currently participate in the same defined benefit retirement plans as our other eligible U.S. employees: the Monsanto Company Pension Plan (“Pension Plan”) and the Monsanto Company Parity Pension Plan (“Parity Pension Plan”). As a result of their prior positions outside the U.S., Mr. Courduroux and Mr. Frank have also accrued benefits under defined benefit retirement plans available to certain of our employees outside of the U.S.

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PENSION BENEFITS TABLE

The following table shows the present value of accumulated benefits payable to each of our proxy officers, as well as the number of years of service credited to each individual, under our defined benefit pension plans as of August 31, 2016, using the same key actuarial assumptions as those used for financial statement reporting purposes. These assumptions are described in Note 16 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended August 31, 2016.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefits ($)	Payments During Last Fiscal Year ($)
Hugh Grant	Pension Plan[1]	20.67	678,875	—

	Parity Pension Plan[2]	20.67	7,584,296	—

Pierre C. Courduroux	Pension Plan[1]	8.92	305,213	—

	Parity Pension Plan[2]	8.92	743,392	—

	International Supplemental Retirement Account Plan[3]	1.08	32,195	—

Brett D. Begemann	Pension Plan[1]	33.63	1,277,661	—

	Parity Pension Plan[2]	33.63	2,373,205	—

Michael J. Frank	Pension Plan[1]	11.66	377,073	—

	Parity Pension Plan[2]	11.66	430,683	—

	Pension Plan (Canada)[4]	10.59	125,820	—

Steven C. Mizell	Pension Plan[1]	12.42	409,559	—

	Parity Pension Plan[2]	12.42	1,030,944	—

1	Pension Plan. The present value of the accumulated benefit has been calculated assuming, for valuation purposes only, that the proxy officer will remain in service until age 65, that the discount rate is 3.45%, and that 80% of the benefit is payable as a lump sum and the remainder as a single life annuity. The estimated Aug. 31, 2016 notional account balances under our Pension Plan (as opposed to the present value of accumulated benefits shown in the table) are as follows: Mr. Grant, $575,174; Mr. Courduroux, $229,953; Mr. Begemann, $1,146,658; Mr. Frank, $287,045; and Mr. Mizell, $333,923.

2	Parity Pension Plan. The present value of the accumulated benefit has been calculated assuming, for valuation purposes only, that the proxy officer will remain in service until age 65, that the discount rate is 2.90%, and the benefit is payable as a lump sum. The estimated Aug. 31, 2016 notional account balances under our Parity Pension Plan (as opposed to the present value of accumulated benefits shown in the table) are as follows: Mr. Grant, $6,646,763; Mr. Courduroux, $564,037; Mr. Begemann, $1,965,374; Mr. Frank, $331,205; and Mr. Mizell, $868,274.

3	International Supplemental Retirement Account Plan. In addition to the pension plan benefits for Mr. Courduroux based on his years of service as our employee in the U.S., Mr. Courduroux also is eligible for regular pension plan benefits under the company’s International Supplemental Retirement Account Plan (IRP), described beginning on page 75, based on his years of service as our employee on assignment from France to Switzerland in 2006 and 2007. The present value of the accumulated benefit has been calculated assuming, for valuation purposes only, that the proxy officer will remain in service until age 65, that the discount rate is 3.75%, and the benefit is payable as a lump sum. Mr. Courduroux’s notional account balance under the IRP accrues interest credits at 8% per annum posted over the course of his employment. Mr. Courduroux’s notional account balance as of Aug. 31, 2016 is $18,613.

4	Monsanto Canada Inc. (AG) Employee Pension Plan. In addition to the retirement benefits for Mr. Frank based on his years of service as our employee in the U.S., Mr. Frank also is eligible for regular retirement benefits based on his years of service as an employee of Monsanto in Canada. Mr. Frank had two periods of service in the Monsanto Canada Inc. (AG) Employee Pension Plan: (a) from August 5, 1988 to June 3, 1994; and (b) from March 1, 1999 to July 31, 2003. His Canadian plan frozen pension in respect of period of service (a) is C$329.48 per month and his frozen Canadian accrued benefit in respect of period of service (b) is C$797.12 per month, both beginning on September 1, 2029, his normal retirement date under the plan. Benefits accrued during period of service (a) may be payable as early as age 55 with a 6% reduction from age 65 (or actuarial equivalent reduction, if greater). Benefits accrued during period of service (b) may be payable without reduction for early retirement on or after age 62. The present value of Mr. Frank’s accrued benefit has been calculated assuming he retires at age 62.

Pension Plan

We maintain the Pension Plan for the benefit of our U.S. employees. The plan was closed to new entrants as of July 8, 2012, but current participants continue to accrue benefits under the plan. The Pension Plan is a form of pension plan known as a cash balance plan, and is a tax-qualified defined benefit plan under the Code. Under the cash balance plan design, there are two types of participant accounts: a “prior plan account” and a “cash balance account.” Pension plan participants who were employed by Former Monsanto and then by us in the U.S. before and after 1997, including Mr. Grant and Mr. Begemann, have both a prior plan account and a cash balance account. Mr. Courduroux became a participant in the Pension Plan as of October 1, 2007 at the time he transferred employment to the U.S. and has only a cash balance account under the Pension Plan. Mr. Frank became a participant in the Pension Plan as of August 1, 2003 at the time he transferred employment in the U.S. and has only a cash balance account under the Pension Plan. Mr. Mizell became a participant in the Pension Plan as of April 29, 2004 at the time he began employment in the U.S. and has only a cash balance account under the Pension Plan.

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Prior Plan Account. This account generally preserves (and grows) benefits earned under the pension plan maintained by Former Monsanto through December 31, 1996. The opening balance of the prior plan account was (at a minimum) the actuarial equivalent lump sum value of the participant’s old defined benefit plan monthly retirement benefit accrued prior to January 1, 1997. Each month, the prior plan account is increased by (1) “interest credits” at an annual rate of 8.5% until the earlier of the participant reaching age 55 or when benefits begin; and (2) “pay credits” at an annual rate of 4%, until the participant retires or terminates employment.

Cash Balance Account. This account is credited for all service earned on or after January 1, 1997. The cash balance account grows by the addition of various compensation-based and interest-based credits posted over the course of participants’ employment. We credit annual contributions, expressed as a percentage of eligible compensation, to the cash balance account in amounts depending upon a participant’s age as follows: 3% before age 30, 4% for ages 30 to 39, 5% for ages 40 to 44, 6% for ages 45 to 49 and 7% for age 50 and over. Participants also receive contribution credits equal to 3% of eligible compensation in excess of the social security wage base. Participants who were covered under the prior traditional defined benefit plan on December 31, 1996 also received transition credits while employed based on the number of years of benefit service earned as of that date (up to a maximum of ten years). The applicable percentages and age ranges were 2% before age 30, 3% for ages 30 to 39, 4% for ages 40 to 44, 5% for ages 45 to 49, and 6% for age 50 and over. In addition, each participant’s cash balance account accrues monthly interest credits, based on the average interest rate for 30-year Treasury Bonds for October of the prior calendar year, with a minimum rate of 5% and a maximum rate of 10%.

A Pension Plan participant may elect to receive his or her vested plan benefit on the first day of any month following the date upon which the participant’s employment with our company and affiliated companies is terminated or the participant becomes disabled (but no later than the April 1 following the calendar year in which the participant attains age 70 1/2). Pension Plan benefits are normally paid in either a single life annuity for unmarried participants or a 50% joint and survivor annuity for married participants, with additional optional forms of benefit available, including a lump sum distribution. All available forms of distribution are actuarially equivalent to the single life annuity.

Parity Pension Plan

Our Parity Pension Plan provides pension benefits for a select group of our management or highly compensated employees, including our proxy officers, who cannot receive full benefits from our Pension Plan because of limitations and restrictions imposed by the Code and regulations. The plan was closed to newly hired employees as of July 8, 2012 or later, and remains open to employees hired prior to July 8, 2012. Current participants continue to accrue benefits under the plan. The amount of a participant’s Parity Pension Plan benefit is the excess of the amount of benefit that he or she would have received under our Pension Plan but for the imposition of these limitations and/or the deferral of the annual incentive award over the amount payable in the Pension Plan.

Parity Pension Plan benefits are vested only to the extent a participant’s Pension Plan benefits are vested, but are forfeited in the event of a termination for cause.

Pre-2005 benefits (grandfathered) under the Parity Pension Plan are those benefits that were earned and vested prior to December 31, 2004. There are two payment options under the Parity Pension Plan for pre-2005 benefits. Benefits may be paid as:

■	an automatic lump-sum on the first January 1 or July 1 that is six months following termination of employment; or

■	deferred at least three years following the first January 1 or July 1 that is six months following termination of employment (but not later than age 70 1⁄2) and paid in a lump-sum or term certain option that provides monthly payments over a term of one to ten years, with residual payments to a beneficiary if applicable.

Post-2004 benefits under the Parity Pension Plan are those benefits that were earned and vested after December 31, 2004. There are two payment options under Parity Pension Plan for post 2004 benefits. Benefits may be paid as:

■	an automatic lump-sum in the 13th month following separation of service; or

■	deferred at least five years following the 13th month from separation of service (but not later than age 70 1⁄2) and paid in a lump-sum or term certain annuity, which provides monthly payments over a term of one to ten years, with residual payments to a beneficiary if applicable.

During any waiting or deferral period, we credit participants’ Parity Pension Plan benefits with interest, currently based on the prior year’s average of the monthly averages of the Moody’s Baa Bond Index, which was 4.85% in calendar year 2015 and 5.00% in calendar year 2016. A Parity Pension Plan participant who has elected to defer receipt of benefits may request an emergency benefit distribution during the waiting period, deferral period or after benefit payments have begun if he or she incurs a severe, unforeseeable financial hardship.

International Supplemental Retirement Account Plan

Since October 2002, our International Supplemental Retirement Account Plan (IRP) has been our non-qualified defined benefit plan maintained to provide certain benefits to employees who have met certain age and service requirements and have experienced a permanent international transfer and met the eligibility requirements of the plan.

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The IRP provides benefits that are a function of a notional account maintained on behalf of plan participants. The IRP account grows by the addition of various compensation-based and interest-based credits posted over the course of the participant’s employment. We credit annual contributions in amounts depending upon the participant’s age and a set comparison of company-provided retirement benefits in the participant’s home country and country of assignment, in amounts ranging from 2% to 13% of eligible compensation (which the plan defines as base pay plus any AIP award). In addition, each participant’s IRP account accrues interest credits at 8% per annum.

IRP benefits are vested only to the extent a participant’s home country pension plan benefit would be vested or, if there is no home country pension plan, upon completion of five years of continuous service, death or disability. Currently, vested benefits may be paid as follows:

■	an automatic lump-sum in the 13th month following termination of employment; or

■	deferred at least five years following the 13th month from termination of employment and paid in a lump-sum or term certain annuity, which provides monthly payments over a term of one to ten years, with residual payments to a beneficiary if applicable.

Non-Qualified Deferred Compensation

Our proxy officers are eligible to participate in our Parity SIP Plan, the non-qualified deferred compensation plan we maintain for a select group of our management or highly compensated employees. Additionally, prior to August 31, 2009, the proxy officers and certain of our management-level U.S. employees were eligible to defer annual incentive compensation under our Deferred Payment Plan, and Financial Goal RSUs awarded prior to fiscal 2010 were eligible for deferral.

NON-QUALIFIED DEFERRED COMPENSATION TABLE

The following table provides information for each proxy officer regarding fiscal 2016 aggregate individual and company contributions, aggregate earnings and year-end account balances under our deferred compensation plans:

Name and Non-Qualified Plan	Executive Contributions in Last FY ($)[1]	Monsanto Contributions in Last FY ($)[2]	Aggregate Earnings in Last FY ($)	Aggregate Balance at Last FYE ($)[3]
Hugh Grant
Parity SIP Plan	358,569	209,203	1,756,115	19,488,032
Deferred Payment Plan	0	0	0	0
Deferred RSUs[4]	0	0	755,726	8,245,723
Pierre C. Courduroux
Parity SIP Plan	107,188	45,734	72,344	1,270,072
Deferred Payment Plan	0	0	0	0
Brett D. Begemann
Parity SIP Plan	101,106	80,885	238,042	3,235,913
Deferred Payment Plan	0	0	117,592	1,235,783
Michael J. Frank
Parity SIP Plan	90,254	25,314	96,527	1,528,594
Deferred Payment Plan	0	0	0	0
Steven C. Mizell
Parity SIP Plan	48,420	38,736	284,616	3,395,008
Deferred Payment Plan	0	0	23,730	259,847

1	Amounts in this column reflect the proxy officers’ deferral of base pay and fiscal 2015 AIP award, paid during fiscal 2016. Proxy officer deferrals of base pay for the 2016, 2015, and 2014 fiscal years into the Parity SIP Plan are also included in the Salary column of the Summary Compensation Table and for 2016 are as follows: for Mr. Grant, $151,414; Mr. Courduroux, $55,780; Mr. Begemann, $55,410; Mr. Frank, $43,004; and Mr. Mizell, $24,658.

2	Amounts in this column reflect company matching allocations. These amounts are also included in the All Other Compensation column of the Summary Compensation Table.

76 MONSANTO COMPANY 2016 PROXY STATEMENT

Executive Compensation Executive Compensation Tables

3	Includes, among other things, proxy officer contributions from salary or incentive compensation reported in the Summary Compensation Table of our previous proxy statements for the year earned to the extent the proxy officer was a proxy officer for that period.

4	In fiscal 2004, Mr. Grant deferred receipt of 68,640 shares of common stock underlying Financial Goal RSUs (34,320 pre-stock split shares) awarded that year, to be paid out following his retirement. The Aggregate Earnings in Last FY column reflects the change in value of these deferred shares and all cash dividends paid in fiscal 2016. The Aggregate Balance at Last FYE reflects the aggregate value of these shares based on the Aug. 31, 2016 stock price of $106.50 and all cash dividends paid since the shares were deferred.

Parity SIP Plan

All eligible U.S. employees may contribute up to 25% of eligible pay to our Savings and Investment Plan (SIP), which is a tax-qualified defined contribution plan. The company made matching contributions to SIP equal to 80% of up to the first 8% of eligible compensation contributed by the participant during fiscal 2016. Additionally, for participants hired on or after July 8, 2012, the company made an age-based non-elective core contribution, in amounts ranging from 3% to 7% of eligible compensation.

Once contributions to the SIP reach a Code limit on compensation or contributions, hypothetical amounts are allocated to notional accounts under the Parity SIP Plan. Employee deferrals under the Parity SIP Plan are fully vested; however, matching and core contribution amounts vest 20% per year over five years. The company credits both participant contributions and its matching and core contribution amounts to the Parity SIP Plan with earnings or losses matching the performance of one or more investment options available under the SIP, as determined by the participant. The plan currently offers 17 investment options, one of which is a unitized stock fund based on our company stock, which provided a return of 11.4% for fiscal 2016. The other 16 investment options provided returns ranging from 1.0% to 13.6% for fiscal 2016. A participant may change his or her investment elections at any time, subject to certain rules and procedures. After termination of employment, the plan credits accounts with interest, currently based on the prior year’s average of the monthly averages of the Moody’s Baa Bond Index Rate, as in effect from time to time, which was 4.85% in calendar year 2015 and 5.00% in calendar year 2016.

There are two payment options under the Parity SIP Plan for contributions that were credited and vested prior to 2005. Benefits may be paid as:

■	an automatic lump-sum on the first January 1 or July 1 that is six months following termination of employment; or

■	deferred at least three years following the first January 1 or July 1 that is six months following termination of employment (but not later than age 70 1/2) and paid in a lump-sum or term certain option that provides monthly payments over a term of one to ten years, with residual payments to a beneficiary if applicable.

There are also two payment options for benefits under the Parity SIP Plan attributable to contributions that were credited and vested after December 31, 2004. Benefits may be paid as:

■	an automatic lump-sum in the 13th month following separation of service; or

■	deferred at least five years following the 13th month from separation of service (but not later than age 70 1/2) and paid in a lump-sum or term certain annuity, which provides monthly payments over a term of one to ten years, with residual payments to a beneficiary if applicable.

Deferred Payment Plan

Until our Deferred Payment Plan was frozen for new deferrals, the plan provided certain management-level employees the opportunity to defer receiving all or a portion of their AIP cash awards until a specific date in the future or until termination of employment or beyond. Our Deferred Payment Plan was amended so that our proxy officers and certain other members of senior management may not make any new deferral elections under the plan after August 31, 2009 (effective for our fiscal 2010 AIP), and that other participants may not make any new deferral elections after August 31, 2010 (effective for our fiscal 2011 AIP).

For amounts deferred under the Deferred Payment Plan prior to its amendment, the plan permits participants to elect among two investments:

■	the cash election, under which earnings on deferred amounts accrue at a rate equal to the average yield of the Moody’s Baa Bond Index for the prior calendar year; and

■	the stock election, under which earnings accrue at a rate that tracks the performance of our common stock (including dividends), with deferred amounts converted into hypothetical stock units based on the average trading price during the preceding ten trading days.

Participants may transfer between funds subject to certain rules and procedures. Amounts are distributed on either the date specified by the participant at the time of the deferral election or in a lump sum or monthly installments for up to ten years following termination of employment. Amounts attributable to the cash election are paid in cash, and amounts attributable to the stock election are paid in shares of our common stock or cash per plan rules and procedures. If approved by the plan’s administrative committee, at its discretion, a participant may receive an early distribution of benefits if he or she incurs a severe, unforeseeable financial hardship.

MONSANTO COMPANY 2016 PROXY STATEMENT 77

Executive Compensation Executive Compensation Tables

Potential Payments Upon Termination or Change of Control

CHANGE OF CONTROL EMPLOYMENT SECURITY AGREEMENTS

We have entered into change of control employment security agreements with each of the proxy officers and other executives that may require us to make payments to these individuals in the event of the termination of employment following a “change of control” (as defined). Under the terms of the agreements, we would provide certain protections to the proxy officers for a period of two years following a change of control (the “protected period”). If a proxy officer incurs an involuntary termination of employment or a voluntary termination of employment for “good reason” (as defined) during the protected period, he would be provided with severance benefits under the terms of the agreement.

A “change of control” generally means:

■  any other person or entity acquires beneficial ownership of 30% or more of our outstanding common stock or the combined voting power over our outstanding voting securities;

■  the incumbent directors, as defined in the agreements, cease to constitute at least a majority of the board;

■  the completion of certain corporate transactions including a reorganization, merger, statutory share exchange, consolidation or similar transaction, a sale or other disposition of all or substantially all of our assets, or the acquisition of assets or stock of another entity, subject to certain exceptions; or

■  our shareowners approve a complete liquidation or dissolution.

The same definition is used for the equity awards included in the table below.

The agreements generally provide that the proxy officer’s position, job location and travel requirements would not materially change during the protected period. In addition, during the protected period, the proxy officers would receive compensation and benefits, for which the opportunity or terms, respectively, shall be no less favorable than those in effect prior to the change of control.

Termination Other Than For Cause Or Disability; Voluntary Termination For Good Reason

If the proxy officer is terminated other than for cause or disability, or the proxy officer terminates employment for “good reason” during the protected period and executes a timely release, he would be entitled to a lump sum payment within 60 days after the termination date equal to the following:

■	base salary through the termination date, plus accrued pay in lieu of unused vacation;

■	a pro-rata portion of the proxy officer’s “average bonus;” and

■	the product of three times the sum of (i) annual base salary and (ii) “average bonus.”

Additionally, all benefits accrued through the termination date under our Pension Plan and supplemental pension or retirement plans would vest and be paid in accordance with their terms.

Following a severance-qualifying termination, the proxy officer would be eligible for outplacement benefits, in accordance with our normal practice for our most senior executives, and would receive specified welfare benefits (i.e., group health, prescription drug, dental, vision, disability and life insurance), through the end of the severance period; provided, if he becomes eligible to receive specified welfare benefits under another employer provided plan, our company’s benefits would cease. Further, for purposes of eligibility for retiree welfare benefits, if the proxy officer is age 50 on the termination date, has provided at least 10 years of service, and has a combined age and years of service of 65, the proxy officer would be entitled to receive retiree medical benefits.

“Good reason” generally means:

■  a material reduction in authority, duties or responsibilities of the proxy officer;

■  a material failure by the company to comply with provisions in the agreement regarding the proxy officer’s position, location, duties, responsibilities or compensation;

■  any purported termination by the company of his employment except as expressly permitted under the agreement; or

■  any failure by the company to require a successor to expressly assume the agreement;

provided that the proxy officer has given us notice of the existence of, and an opportunity to cure, an event or condition constituting good reason, in accordance with the agreement.

78 MONSANTO COMPANY 2016 PROXY STATEMENT

Executive Compensation Executive Compensation Tables

Termination for Death or Disability

If the proxy officer is terminated on account of death or disability during the protected period, the company would pay the proxy officer (or his estate or beneficiaries):

■	a lump sum cash payment of all base salary accrued through the termination date, plus accrued pay in lieu of unused vacation;

■	a pro-rata portion of the proxy officer’s “average bonus;”

■	in the case of death, death benefits to the proxy officer’s estate or beneficiaries that are at least as favorable as death benefits provided to peer executives of our company; and

■	in the case of disability, disability benefits to the proxy officer and/or his family that are at least as favorable as disability benefits provided to peer executives of our company.

Termination for Cause or Voluntary Termination Other Than for Good Reason

If the proxy officer is terminated for “cause” during the protected period, no severance payments would be due. “Cause” is defined as a proxy officer’s:

■	willful and continued failure to perform substantially his or her duties, subject to certain exceptions for incapacity and good reason terminations; or

■	willful and illegal conduct or gross misconduct that materially and demonstrably injures our company.

If the proxy officer voluntarily terminates, other than for good reason, during the protected period, the company must pay the proxy officer in a lump sum in cash within 30 days of the date of termination:

■	all base salary accrued through the termination date, plus accrued pay in lieu of unused vacation; and

■	a pro-rata portion of the proxy officer’s “average bonus.”

Treatment of Golden Parachute Excise Tax

If a change of control occurs, and a proxy officer is subject to the excise tax imposed under Section 4999 of the Code, we would reduce payments to the proxy officer so that the aggregate amount equals the maximum amount that can be paid without triggering imposition of the excise tax, if the net amount received by the proxy officer after tax would be greater than it would be absent such a reduction.

OTHER ARRANGEMENTS

In addition, many of our executive compensation, benefit and deferred compensation plans provide our proxy officers with certain rights or the right to receive payments in the event of the termination of employment, as described in more detail in the Compensation Discussion & Analysis, Pension Benefits, and Non-Qualified Deferred Compensation sections and the footnotes beginning on page 81. Our proxy officers participate in our company’s broad-based Separation Pay Plan covering our full-time U.S. employees. Under the terms of the plan, a proxy officer would receive severance benefits in the event of his involuntary termination without cause, absent a change of control.

The amount of the severance benefits would be paid as a lump sum equal to the product of: (a) 15 times (b) the sum of: (i) the proxy officer’s monthly base salary in effect at the time of the termination, plus (ii) the average of his AIP awards paid to him under our AIP for the three prior years, divided by 12. Their severance benefit calculation follows the same formula used in determining all other U.S. employees’ severance pay upon an involuntary termination without cause under the Separation Pay Plan.

POTENTIAL EFFECT ON COMPENSATION UPON TERMINATION OR CHANGE OF CONTROL TABLE

The table and footnotes following show potential incremental payments, incremental benefits, equity award accelerations and equity award forfeitures upon termination of our proxy officers or a change of control. Except as noted, the amounts have been estimated under existing agreements and plans under various termination scenarios on August 31, 2016. However, because the compensation impact upon termination or a change of control depends on several factors, the actual impact can only be determined at the time of the event. Material assumptions used in calculating the estimated compensation and benefits under each triggering event are noted below. All amounts included in the table are stated in the aggregate, even if the payments will be made on a monthly basis. The table does not reflect amounts attributable to vested, non-forfeitable equity-based awards or accrued compensation; retirement and other benefits; and deferred compensation. For information about these previously earned and accrued amounts, see the Summary Compensation Table on page 68, Outstanding Equity Awards at Fiscal Year-End Table on pages 71-72, Pension Benefits Table on page 74 and Non-Qualified Deferred Compensation Table on page 76 in this proxy statement.

MONSANTO COMPANY 2016 PROXY STATEMENT 79

Executive Compensation Executive Compensation Tables

Potential Effect on Compensation Upon Termination or Change of Control Table

		Termination Event
Name		Voluntary ($)	Involuntary Not for Cause ($)[1]	For Cause ($)	Death ($)	Disability ($)	Change of Control ($)[2]
Hugh Grant[3]	Cash Severance Payment	0	6,099,923	0	0	0[4]	11,340,790
	Stock Options[5]	0	18,671	0	18,671	18,671	2,688,778
	Performance-RSUs[6]	7,143,249	7,143,249	0	7,143,249	7,143,249	11,288,556
	Total	7,143,249	13,261,843	0	7,161,920	7,161,920	25,318,124
	Enhanced Health & Welfare Benefits[7]	0	0	0	0	0	34,489
	Forfeited Equity Value
	Stock Options	(2,688,778)	(2,688,778)	(33,191,638)	(2,688,778)	(2,688,778)	0
	Performance-RSUs	(194,921)	(194,921)	(7,338,170)	(194,921)	(194,921)	0
	Total Forfeited Equity Value	(2,883,699)	(2,883,699)	(40,529,808)	(2,883,699)	(2,883,699)	0
Pierre C. Courduroux[3]	Cash Severance Payment	0	1,598,100	0	0	0	3,130,318
	Stock Options[5]	0	4,668	0	4,668	4,668	627,138
	Performance-RSUs[6]	0	1,152,528	0	1,152,528	1,152,528	2,697,427
	Total	0	2,755,296	0	1,157,196	1,157,196	6,454,883
	Enhanced Health & Welfare Benefits[7]	0	126,492	0	0	0	144,010
	Forfeited Equity Value
	Stock Options	(627,138)	(622,470)	(3,652,923)	(622,470)	(622,470)	0
	Performance-RSUs	(1,769,178)	(616,650)	(1,769,178)	(616,650)	(616,650)	0
	Total Forfeited Equity Value	(2,396,316)	(1,239,120)	(5,422,101)	(1,239,120)	(1,239,120)	0
Brett D. Begemann[3]	Cash Severance Payment	0	2,519,250	0	0	0	5,126,200
	Stock Options[5]	0	6,366	0	6,366	6,366	1,244,939
	Performance-RSUs[6]	1,663,441	1,663,441	0	1,663,441	1,663,441	4,355,842
	Total	1,663,441	4,189,057	0	1,669,807	1,669,807	10,726,981
	Enhanced Health & Welfare Benefits[7]	0	0	0	0	0	11,180
	Forfeited Equity Value
	Stock Options	(1,244,939)	(1,244,939)	(7,485,593)	(1,244,939)	(1,244,939)	0
	Performance-RSUs	(1,081,490)	(1,081,490)	(2,744,931)	(1,081,490)	(1,081,490)	0
	Total Forfeited Equity Value	(2,326,429)	(2,326,429)	(10,230,524)	(2,326,429)	(2,326,429)	0
Michael J. Frank[3]	Cash Severance Payment	0	1,068,333	0	0	0	2,174,000
	Stock Options[5]	0	1,274	0	1,274	1,274	250,352
	Performance-RSUs[6]	0	356,396	0	356,396	356,396	934,411
	Restricted Stock	0	641,556	0	641,556	641,556	2,740,245
	Total	0	2,067,559	0	999,226	999,226	6,099,008
	Enhanced Health & Welfare Benefits[7]	0	112,266	0	0	0	129,235
	Forfeited Equity Value
	Stock Options	(250,352)	(249,079)	(1.008,362)	(249,079)	(249,079)	0
	Performance-RSUs	(586,922)	(230,526)	(586,922)	(230,526)	(230,526)	0
	Restricted Stock	(2,740,245)	(2,098,689)	(2,740,245)	(2,098,689)	(2,098,689)	0
	Total Forfeited Equity Value	(3,577,519)	(2,578,294)	(4,335,529)	(2,578,294)	(2,578,294)	0

80 MONSANTO COMPANY 2016 PROXY STATEMENT

Executive Compensation Executive Compensation Tables

Potential Effect on Compensation Upon Termination or Change of Control Table

		Termination Event
Name		Voluntary ($)	Involuntary Not for Cause ($)[1]	For Cause ($)	Death ($)	Disability ($)	Change of Control ($)[2]
Steven C. Mizell[3]	Cash Severance Payment	0	1,384,177	0	0	0	2,813,024
	Stock Options[5]	0	2,547	0	2,547	2,547	323,666
	Performance-RSUs[6]	626,295	626,295	0	626,295	626,295	1,447,580
	Restricted Stock	0	386,595	0	386,595	386,595	3,976,710
	Total	626,295	2,399,614	0	1,015,437	1,015,437	8,560,980
	Enhanced Health & Welfare Benefits[7]	0	0	0	0	0	42,962
	Forfeited Equity Value
	Stock Options	(323,666)	(323,666)	(438,275)	(323,666)	(323,666)	0
	Performance-RSUs	(327,413)	(327,413)	(953,708)	(327,413)	(327,413)	0
	Restricted Stock	(3,976,710)	(3,590,115)	(3,976,710)	(3,590,115)	(3,590,115)	0
	Total Forfeited Equity Value	(4,627,789)	(4,241,194)	(5,368,693)	(4,241,194)	(4,241,194)	0

1	These amounts reflect estimated severance benefits in the event of the proxy officer’s involuntary termination without cause, absent a change of control, based on the formula in our broad-based U.S. Separation Pay Plan.

2	Restricted stock units, Financial Goal RSUs and stock options with value would not vest following a change of control without a termination unless a comparable replacement award is not provided. The terms of these awards are described in more detail below.

3	Messrs. Grant, Begemann and Mizell have each attained age 55 and five years of service with the company and thus, in the event of a voluntary termination on Aug. 31, 2016, would have been deemed to have retired under the terms and conditions of their equity awards. Messrs. Courduroux and Frank are not retirement eligible under the terms and conditions of their awards and would forfeit such awards in the event of a voluntary termination or other involuntary termination of employment without cause, absent a change of control, job elimination, death or disability, on Aug. 31, 2016.

4	In the event Mr. Grant should incur a termination due to disability, he would be entitled to an annual payment of $1,233,800 under the terms of the TCN plan described on page 62, plus any benefits due him under the terms of our U.S. disability plan, until he attains age 65, so long as he remains disabled. The net present value of future payments under the TCN plan until age 65, assuming continued disability, and no mortality, is $7,754,521.

5	These amounts reflect the value of accelerated vesting of the remaining unvested portion of the officer’s: (i) fiscal 2014 and fiscal 2015 stock option awards, and (ii) 2016 stock option awards in the event of a termination following a change of control, in each case based on our closing stock price on Aug. 31, 2016 of $106.50. Modified vesting may occur as follows, upon:

∎	Death, disability or Involuntary termination of employment on account of job elimination – any outstanding stock option becomes fully vested. If no job elimination occurs, the unvested portion of any outstanding stock option is forfeited.
∎	Retirement – options held for at least one year continue to vest on the normal schedule. “Retirement” is a termination of employment (other than for cause) after attaining age 55 with five years of service.
∎	Change of control – all unvested stock options are subject to double-trigger vesting, even if held less than one year.

6	These amounts are based on our closing stock price on Aug. 31, 2016 of $106.50. Performance-RSUs include non-vested fiscal 2014, fiscal 2015 and fiscal 2016 Financial Goal RSUs. Financial Goal RSUs are eligible for modified vesting under the following circumstances:

∎	In the case of retirement, death or disability, our proxy officers other than Mr. Grant are eligible for a pro-rata portion of units to vest based upon actual performance over the performance period. Beginning with awards for fiscal 2015, Mr. Grant is eligible for continued full vesting based upon actual performance over the performance period. His award granted in fiscal 2014 remains subject to pro-rata vesting based upon actual performance over the performance period.
∎	In the event of an involuntary termination of employment on account of job elimination, our proxy officers other than Mr. Grant are eligible for a pro-rata portion of units based upon actual performance over the performance period. Beginning with awards for fiscal 2015, Mr. Grant is eligible for continued full vesting; his award granted in fiscal 2014 remains subject to pro-rata vesting. In the event of an involuntary termination without cause other than because of a job elimination, all unvested Financial Goal RSUs are forfeited.
∎	Upon a change of control of the company, Financial Goal RSUs are subject to double-trigger vesting and would vest only if no comparable replacement units are provided or in the event of the participant’s retirement, involuntary termination of employment without cause, or death or disability. Upon a change of control the number of units subject to an award would be the initial number of units, provided that a pro-rata portion of the award would be adjusted to take into account actual performance for any completed fiscal year prior to the change of control.

   Messrs. Grant, Begemann and Mizell are retirement eligible and thus, in the event of a termination not for cause or in connection with a change of control on Aug. 31, 2016, would have been deemed to have retired and thus eligible to vest in units based upon actual performance over the performance period as described above. For purposes of valuation, the table assumes that threshold (50%) level of performance for fiscal 2015 and 2016 Financial Goal RSUs will be achieved, consistent with assumptions applied in the Outstanding Equity Awards at Fiscal Year-End Table on pages 71-72. The table reflects this level of payout.

MONSANTO COMPANY 2016 PROXY STATEMENT 81

Executive Compensation Executive Compensation Tables

7	This amount reflects the net present value of any extended health and welfare benefit coverage for the proxy officer in the event of various termination events. In the event of an involuntary termination without cause absent a change of control: (i) all proxy officers are currently eligible for post-65 retiree medical benefits under the terms of our broad-based U.S. retiree medical plan (“Retiree Medical Plan”), with the exception of Mr. Mizell who is not eligible for retiree medical benefits based upon his date of hire; (ii) as each of Mr. Grant and Mr. Begemann has attained age 55, each is currently eligible for pre-65 retiree medical benefits under the terms of our Retiree Medical Plan and thus would not receive incremental retiree medical benefits; and (iii) as each of Mr. Courduroux and Mr. Frank is between age 50 and 55, each would become eligible for incremental pre-65 retiree medical benefits under the terms of our Retiree Medical Plan.

   In the event of change of control and a subsequent involuntary termination without cause or a voluntary termination for good reason during the protected period, under the terms of our change of control employment security agreements: (i) each proxy officer would receive incremental health and welfare benefits for two years; (ii) Messrs. Grant, Begemann, Courduroux and Frank are each currently eligible for post-65 retiree medical benefits under the terms of our Retiree Medical Plan; (iii) as each of Mr. Grant and Mr. Begemann has attained age 55, each is currently eligible for pre-65 and post-65 retiree medical benefits under the terms of our Retiree Medical Plan and thus none would receive incremental retiree medical benefits; and (iv) as each of Mr. Courduroux and Mr. Frank is between age 50 and age 55, each would become eligible for incremental pre-65 retiree benefits under the terms of our Retiree Medical Plan. Mr. Mizell is not eligible for retiree medical benefits based upon his date of hire.

Equity Compensation Plan Table

On August 31, 2016, we maintained the 2005 LTIP, under which our equity securities had been authorized for issuance to employees or non-employee directors. The LTIP was approved by our shareowners. We also maintained The Climate Corporation 2006 Stock Plan, as amended and restated as of October 30, 2013 (“Climate Plan”). We assumed the Climate Plan when we acquired The Climate Corporation. The plan had been approved by The Climate Corporation shareowners. The Climate Plan has not been approved by our shareowners.

The following table shows the number of shares of common stock to be issued upon exercise of restricted stock units, stock options and other rights outstanding at August 31, 2016, the weighted average exercise price of those options and the number of shares of common stock remaining available for future issuance at August 31, 2016, excluding shares to be issued upon the exercise of outstanding options.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights[1] ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities to be issued upon exercise)
Equity compensation plans approved by security holders	14,961,975	86.81	19,140,454
Equity compensation plans not approved by security holders[2]	514,274	18.74	1,026,647
Total[3]	15,476,249	85.56	20,167,101

1	This calculation does not take into account awards of deferred stock or restricted stock units.

2	The Climate Plan provides for grants of non-statutory stock options, incentive stock options, stock purchase rights and restricted stock units to employees, directors or consultants. A total of 2,019,291 shares of our common stock are issuable under the plan, including assumed awards. Awards issued under the plan prior to the acquisition were converted into stock options to acquire 549,156 shares of our common stock and 362,723 restricted stock units. After the acquisition, the company awarded 275,785 restricted stock units in fiscal 2015 and 50,076 restricted stock units in fiscal 2016 to certain employees of The Climate Corporation.

   The Climate Plan administrator is our people and compensation committee. The committee may determine award terms and conditions. Stock options may not have an exercise price less than the closing sales price for our common stock on the date of grant, and neither stock options nor stock purchase rights may have terms of more than ten years. Generally, unvested awards are forfeited upon termination of employment, death or disability unless, in certain cases, otherwise determined by the committee. In the case of restricted stock purchase agreements, we have a repurchase option that becomes exercisable within 90 days after any such event at the purchase price previously paid unless, in certain cases, otherwise determined by the committee.

   In the event of a merger or change in control (as defined), awards will be treated as determined by the committee. However, unless assumed or substituted in a change in control, the awards will fully vest and become exercisable and any restrictions will lapse.

3	At Aug. 31, 2016, there were a total of 12,889,454 shares of common stock to be issued upon exercise of outstanding options having a weighted average exercise price of $85.56 and 20,167,101 shares of common stock remaining available for future issuance (excluding shares to be issued upon exercise of outstanding options). As of Aug. 31, 2016, 234,586 shares of deferred stock were issued. The table above reflects 2,352,209 shares of unvested RSUs, taking into account the probable outcome of Financial Goal RSUs. The terms of the unvested RSUs are described on pages 58-61. The actual number of Financial Goal RSUs that may be eligible for vesting will be determined after the end of the respective performance periods and may differ from the number of Financial Goal RSUs included in the table.

82 MONSANTO COMPANY 2016 PROXY STATEMENT

We are submitting the Monsanto Company 2005 Long-Term Incentive Plan to our shareowners for (a) re-approval of the performance goals thereunder in order to satisfy a requirement of Section 162(m) of the Internal Revenue Code (“Section 162(m)”), which limits public companies’ ability to take tax deductions for certain compensation unless the requirements of Section 162(m) are satisfied and (b) approval of an amendment imposing a limit on the awards that may be granted thereunder to non-employee directors.

For purposes of this proposal, the term “Amended 2005 LTIP” refers to the Monsanto Company 2005 Long-Term Incentive Plan (as Amended and Restated as of January 24, 2012) and any amendment and restatement to incorporate the director limit contemplated by this proposal (which, if approved by our shareowners, would be effective as of January 27, 2017).

SHAREOWNERS ARE NOT BEING ASKED TO APPROVE ANY ADDITIONAL SHARES FOR ISSUANCE UNDER THE AMENDED 2005 LTIP, TO MODIFY THE TERMS OF THE AMENDED 2005 LTIP (OTHER THAN TO APPROVE THE NEW LIMIT ON GRANTS TO NON-EMPLOYEE DIRECTORS), OR TO APPROVE ANY INCREASE TO ANY OF THE PRIOR ANNUAL LIMITS ON GRANTS THAT CAN BE MADE UNDER THE AMENDED 2005 LTIP.

SECTION 162(M) PROVISIONS

The Amended 2005 LTIP provides our people and compensation committee with the discretion to establish performance goals consistent with Section 162(m), and authorizes the granting of awards to employees contingent upon achievement of such performance goals.

Section 162(m) limits the deductibility of compensation paid to the company’s chief executive officer or three other most highly compensated executive officers, other than the chief financial officer, to $1,000,000 per year, but contains an exception for certain performance-based compensation. Regulations promulgated under Section 162(m) require that we seek re-approval of the performance goals under the Amended 2005 LTIP every five years, in order to continue to fully deduct for federal income tax purposes awards paid under the Amended 2005 LTIP that are intended to qualify for the performance-based compensation exception of Section 162(m). Our shareowners most recently approved the Amended 2005 LTIP and the performance goals thereunder at the 2012 annual meeting.

In order to preserve the deductibility of such compensation, our board is asking shareowners to re-approve the performance goals under the existing Amended 2005 LTIP. Our people and compensation committee may use the performance goals included in the Amended 2005 LTIP to grant awards intended to qualify for the performance-based compensation exception of Section 162(m), but the Amended 2005 LTIP does not require it to do so.

LIMIT ON AWARDS TO NON-EMPLOYEE DIRECTORS

The Amended 2005 LTIP provides our people and compensation committee with the discretion to grant awards to non-employee directors. The version of the Amended 2005 LTIP approved by our shareowners at the 2012 annual meeting does not impose any specific limit on awards that may be granted to non-employee directors beyond the plan’s overall share limit. Our board has determined that it would be appropriate to impose a limit on the value of awards to any non-employee director of $800,000 per fiscal year (based on the grant date fair value of the awards).

EFFECT OF SHAREOWNER APPROVAL

If this proposal is approved, (a) the performance goals under the Amended 2005 LTIP will be re-approved, which will allow for continued deductibility of some of the compensation paid to the company’s most highly-compensated executives and (b) a limit will be imposed on awards to individual non-employee directors under the Amended 2005 LTIP of $800,000 per year (based on the grant date fair value of the awards). If this proposal is not approved, (a) the current performance goals will remain as they exist in the Amended 2005 LTIP today but some of the compensation paid to the company’s most highly-compensated executives may not be deductible, resulting in additional costs to the company, and (b) an individual limit will not be imposed on annual awards to non-employee directors.

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SUMMARY DESCRIPTION OF THE AMENDED 2005 LTIP

Set forth below is a summary of the material features of the Amended 2005 LTIP. The summary is qualified in its entirety by the full text of the Amended 2005 LTIP, a copy of which is included as Appendix B to this proxy statement. Other than for the proposed limit on awards to non-employee directors, the terms of the Amended 2005 LTIP are identical to the terms of the Amended 2005 LTIP that were approved by our shareowners at the 2012 annual meeting.

Purpose

The purpose of the Amended 2005 LTIP is to focus management on business performance that creates shareowner value, encourage innovative approaches to the business of the company, provide rewards for results and encourage ownership of shares by management.

Individual Limitations on Awards

The Amended 2005 LTIP provides that in any three-year period, the total number of shares for which performance-based awards (other than stock options and stock appreciation rights) qualified under Section 162(m) of the Code may be made to any one participant cannot exceed 1,100,000. In addition, in response to guidance promulgated by the Internal Revenue Service under Section 162(m), the Amended 2005 LTIP provides that the total number of shares for which awards of stock options and stock appreciation rights may be granted under the Amended 2005 LTIP to any one participant cannot exceed, in any three-year period, 2,750,000 shares. In addition, if this proposal is approved, the Amended 2005 LTIP would impose a limit on the value of awards to any non-employee director of $800,000 per fiscal year (based on the grant date fair value of the awards).

Persons Eligible for Grants

Our people and compensation committee or its delegate may grant awards under the Amended 2005 LTIP to any of our directors (including awards to non-employee directors under the Directors’ Plan) and to any employees of the company or any subsidiary of the company. Approximately 21,000 people are eligible to participate under the Amended 2005 LTIP.

Authorized Shares and Share Counting Rules

When approved in 2012, the Amended 2005 LTIP reserved 33,552,308 shares for issuance. As of August 31, 2016, awards were outstanding under the Amended 2005 LTIP in respect of 14,969,482 shares and a total of 19,140,454 shares remained available for grants of future awards under the Amended 2005 LTIP (in each case, assuming satisfaction of performance conditions underlying performance-based awards at the maximum level). Delivery of shares pursuant to an award that is not a stock option or stock appreciation right reduces the number of shares available under the Amended 2005 LTIP by 2.7 times the number of shares delivered pursuant to the award, and shares delivered pursuant to a stock option or stock appreciation right reduce the number of shares available under the Amended 2005 LTIP by one share for each share that is delivered. The fair market value of a share of our common stock on November 1, 2016 was $100.69.

Certain other share counting rules apply under the Amended 2005 LTIP (which also apply with respect to awards outstanding under our other equity compensation plans).

■	If a stock appreciation right is exercised for shares, the total number of shares subject to the stock appreciation right (rather than the net number of shares issued after the exercise price is satisfied) is deemed to have been delivered for purposes of determining the maximum number of shares remaining available for issuance under the Amended 2005 LTIP.

■	If shares are used to pay the exercise price of an option (either by actual delivery or by attestation), all shares subject to the option are deemed to have been issued under the plan, and any such shares that are used to pay the exercise price are deemed to have been delivered for purposes of determining the maximum number of shares remaining available for issuance under the Amended 2005 LTIP.

■	Shares withheld to satisfy tax or exercise price obligations in respect of options and stock appreciation rights are deemed to have been delivered for purposes of determining the maximum number of shares remaining available for issuance under the Amended 2005 LTIP.

■	Shares purchased on the open market using the cash proceeds from the exercise of a stock option (including any stock option granted under any of our prior equity plans and outstanding as of Aug. 31, 2011) are not added to the shares available for delivery in determining the maximum number of shares remaining available for issuance under the Amended 2005 LTIP.

The Amended 2005 LTIP also provides for the following:

■	awards that terminate or expire without settlement do not reduce the shares available for delivery;

■	awards settled in cash do not reduce the shares available for delivery;

■	shares withheld to satisfy tax obligations in respect of full-value awards are not deemed to have been delivered for purposes of determining the number of shares available under the plan and are available again for grants; and

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■	shares that are delivered in settlement of an award issued in connection with the assumption or replacement of outstanding awards under a plan or arrangement of an entity acquired in a merger or other acquisition, or as a post-transaction grant under such a plan or arrangement of an acquired entity, are not counted against the maximum number of shares available for delivery, to the extent that the exemption from the shareowner approval requirements of the listing standards of the NYSE relating to mergers and acquisitions is available.

With respect to awards granted prior to September 1, 2011 under our prior equity plans (including the version of the Monsanto Company 2005 Long-Term Incentive Plan that was in effect prior to its amendment and restatement in 2012) that, after August 31, 2011, terminate, expire without settlement, or are settled for cash, the Amended 2005 LTIP provides that the shares subject to such awards become available for delivery under the Amended 2005 LTIP, as do any shares with respect to full-value awards granted prior to September 1, 2011 that, after August 31, 2011, are withheld to satisfy a tax withholding obligation. Such shares become available at a rate of 1 share per share subject to a stock option or stock appreciation right, and 2.7 shares per share subject to a full-value award.

Types of Awards

As described in more detail below, in addition to cash awards, the Amended 2005 LTIP authorizes the grant of several types of stock-based awards, including nonqualified stock options (“NQSOs”), stock appreciation rights (“SARs”), restricted stock awards, restricted stock units, unrestricted stock awards, qualified performance-based awards under Section 162(m) of the Code, interest equivalent awards, and, in the case of awards other than NQSOs and SARs, dividend equivalents. If the vesting of an award is contingent on the achievement of performance goals, in no event may dividend equivalents granted under the Amended 2005 LTIP be paid until the performance goals have been achieved.

Consequences of Change of Control

The Amended 2005 LTIP provides that, unless otherwise provided in an award agreement, in the event of a change of control, if the company (or its post-change of control successor) provides a qualifying replacement award for an award outstanding under the Amended 2005 LTIP, the underlying award will not automatically vest upon a change of control. A qualifying replacement award generally must preserve the type, value, and vesting terms of the underlying award and must provide for vesting upon a severance-qualifying termination during the two-year period following a change of control. If no qualifying replacement award is provided in a change of control for an award granted under the Amended 2005 LTIP, the award will generally vest in full, with any performance measures deemed achieved at the greater of target levels or the level of achievement through the change of control.

Definition of “Retirement”

Under the Amended 2005 LTIP, unless otherwise provided in an award agreement, “retirement” encompasses the termination of service of a participant other than a termination for cause on or after the later of the date on which the participant attains age 55 and the date on which the participant completes five years of service with us and our subsidiaries.

Term of Plan

The Amended 2005 LTIP became effective as of January 24, 2012 (the “Effective Date”) upon shareowner approval and provides that no grants may be made under the plan after the tenth anniversary of the Effective Date. Effective as of the Effective Date, no further awards could be granted under our prior equity plans, although awards granted under such plans prior to the Effective Date continue to remain outstanding under their terms. The terms of the version of the Monsanto Company 2005 Long-Term Incentive Plan that was in effect prior to its amendment and restatement in 2012 continue to apply to awards granted prior to the Effective Date with respect to retirement, change of control, and, in the case of stock options and SARs, post-termination exercise periods will continue to apply, subject to any modifications pursuant to the terms of the applicable award agreement.

Awards In General

Our people and compensation committee has broad authority to establish the terms and conditions of the awards granted under the Amended 2005 LTIP, including the ability to specify the employees and directors who will be granted awards and the types of awards they will receive.

Types of Awards

As discussed above, in addition to cash awards (described below), the Amended 2005 LTIP authorizes the grant of several types of stock-based awards, including NQSOs, SARs, restricted stock awards, restricted stock units, unrestricted stock awards, qualified performance-based awards under Section 162(m) of the Code, interest equivalent awards, and, in the case of awards other than NQSOs and SARs, dividend equivalents. Additionally, if the vesting of an award is contingent on the achievement of performance goals, in no event may dividend equivalents granted under the Amended 2005 LTIP be paid until the performance goals have been achieved.

NQSOs. NQSOs are stock options allowing the recipient to purchase a fixed number of shares of our common stock for a fixed price, which are not tax-qualified under the Code. Under the Amended 2005 LTIP, the exercise price of any option must be no less than the fair market value of our common stock on the grant date of such option, as defined in the Amended 2005 LTIP (generally, the closing per-share sales price of our common stock on the NYSE on such date). The Amended 2005 LTIP permits our people and compensation committee to

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include various terms in the options, including permitting participants to deliver shares of our common stock in payment of the exercise price and making the exercise or vesting of options contingent upon the satisfaction of performance criteria. The Amended 2005 LTIP provides that the term of any option granted may not exceed ten years and that each option may be exercised for such period as may be specified by our people and compensation committee in the grant of the option, subject to the minimum vesting requirements described below.

SARs. SARs constitute the right to receive stock or cash, or a combination of stock and cash, equal in value to the difference between the exercise price of the SAR and the market price of the company’s common stock on the exercise date. The exercise price of a SAR must be no less than the fair market value of our common stock (as described above) on the grant date. SARs may be granted alone or in tandem with options. SARs granted in tandem with options must have an exercise price equal to the exercise price per share of the related options. The exercise of all or a portion of a SAR granted with a related option results in the forfeiture of all or a corresponding portion of the related option, and vice versa. SARs are granted primarily in lieu of options to employees who are foreign nationals or are employed by us outside the United States, and who are precluded from receiving stock options by virtue of local law, tax policy or custom or other reasons as determined by our people and compensation committee. The people and compensation committee determines the form (whether in cash, shares or a combination thereof) and timing of payments made upon exercise of a SAR and whether the payment will be made in a lump sum, in annual installments, or otherwise deferred. The Amended 2005 LTIP provides that the term of any SAR granted may not exceed ten years and that each SAR may be exercised for such period as may be specified by our people and compensation committee in the grant of the SAR, subject to the minimum vesting requirements described below.

Restricted Stock. Recipients of restricted stock awards generally receive dividends and have all the customary voting and other rights of a shareowner during the restricted period, but may not sell, transfer, or otherwise dispose of the restricted stock. Dividends may be paid currently, or held subject to the same restrictions as the underlying shares during the restricted period. Our people and compensation committee sets the terms and conditions of restricted stock awards, including restrictions against sale, transfer or other disposition, and may make the lapse of such restrictions contingent on the achievement of performance goals. If the lapse of restrictions on restricted stock awards is contingent on the achievement of performance goals, in no event may dividends with respect to such awards be paid until the performance goals have been achieved.

Restricted Stock Units. Restricted stock units represent the right to receive a specified number of shares of our common stock or cash at such times, and subject to such conditions, as the people and compensation committee determines. A participant to whom restricted stock units are awarded has no rights as a shareowner with respect to the shares represented by the restricted stock units unless and until shares are actually delivered to the participant in settlement of the award. However, restricted stock units may have dividend equivalent rights if so determined by the people and compensation committee, except that if the vesting of the restricted stock units is contingent on the achievement of performance goals, in no event may dividend equivalents be paid until the performance goals have been achieved.

Unrestricted Stock. Recipients of unrestricted stock awards become the owner of the shares of common stock subject to the award upon receipt of the shares, with the right to receive dividends and all the customary voting and other rights of a shareowner.

Dividend and Interest Equivalents. Cash dividends are not paid on shares that have been awarded under the plan but not yet registered or delivered. However, as described above, our people and compensation committee may provide for the payment of dividend equivalents in respect of any award other than awards of NQSOs and SARs, pursuant to which shares of our common stock are or may become deliverable in the future, equal in value to the cash dividends that would have been paid with respect to each share subject to the award, if it had been outstanding from the date of grant. Dividend equivalents may be payable in cash or shares of our common stock, either from time to time before shares are delivered pursuant to the award (including upon payment of the underlying dividends), or at the time the shares are delivered. Dividend equivalents may also be converted into contingently credited shares of our common stock deliverable at such time or times as our people and compensation committee may determine. If the vesting of the award is contingent on the achievement of performance goals, in no event may dividend equivalents be paid until the performance goals have been achieved. Our people and compensation committee may also provide for payment of interest equivalents on any portion of any award payable at a future time in cash, and on dividend equivalents that are payable at a future time in cash.

Cash Awards

In addition to the various types of equity-based awards described above, the Amended 2005 LTIP permits our people and compensation committee to grant cash awards, subject to such terms and conditions, if any, as it determines, such as requiring continued employment or continued service and/or performance conditions. These awards may be designated as qualified performance-based awards as described below. The aggregate maximum payment value in any calendar year that any one participant may receive under cash awards that are so designated is $5 million.

Qualified Performance-Based Awards

Section 162(m) of the Code generally places a $1 million annual limit on a company’s tax deduction for compensation paid to a “covered employee.” A “covered employee” is an employee who is, on the last day of the company’s taxable year in which the deduction would otherwise be claimed, the company’s chief executive officer or one of the other three highest paid officers named in its proxy statement (excluding its chief financial officer). This limit does not apply to compensation that satisfies the applicable requirements for a performance-based compensation exception, one of which is that shareowners approve the material terms of the compensation.

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The Amended 2005 LTIP incorporates the requirements for the performance-based compensation exception applicable to NQSOs and SARs so that all such awards should be eligible to qualify for the exception. In addition, our people and compensation committee may grant other awards designed to qualify for this exception. These other awards are referred to as qualified performance-based awards. These qualified performance-based awards must be made subject to the achievement of objective performance goals, established by the people and compensation committee in accordance with Section 162(m) of the Code and the applicable regulations, based upon the attainment of specified levels of one or more of the following measures as applied to the company as a whole or to any subsidiary, division or other unit of the company: cash flow, earnings per share, net income, net profit, sales, return on assets, return on capital, return on equity, or shareowner return. The achievement of these goals may be determined without regard to the effect of specified unusual events, such as restructuring charges and the cumulative effect of accounting changes required under generally accepted accounting principles, as determined by the people and compensation committee in connection with the establishment of the goals.

The people and compensation committee may impose other conditions, such as continued employment, for qualified performance-based awards to be earned, vested and/or payable. It may also reserve the right, in connection with the grant of a qualified performance-based award, to exercise negative discretion to reduce the amount of the award that is earned, vested or payable to the participant below the amount determined in accordance with the applicable goals, but it may not increase the amount so earned, vested or payable above the amount determined in accordance with the applicable goals. Achievement of the performance goals applicable to a qualified performance-based award may be waived by the people and compensation committee only in the event of the death or disability of the participant. In addition, qualified performance-based awards may, to the extent provided in the applicable award agreements for such awards, be subject to accelerated vesting in connection with a change of control.

Minimum Vesting

The Amended 2005 LTIP provides for certain minimum vesting requirements that must be followed in determining the normal vesting schedule applicable to awards granted under the plan. First, options and SARs that vest based solely upon continued employment or service may not vest on a normal vesting schedule sooner than one year after the grant date. Second, except with respect to a maximum of five percent of the shares authorized under the plan, restricted stock awards, restricted stock units and unrestricted stock awards that vest solely based upon continued employment or service may not vest on a normal vesting schedule more rapidly than in three pro-rata annual installments, and restricted stock awards, restricted stock units and unrestricted stock awards that vest upon the attainment of performance goals must provide for a performance period of at least twelve months. Notwithstanding the above normal vesting schedule limitations, awards may, to the extent provided for in the applicable award agreements, vest (in whole or in part) in connection with certain terminations of employment or other events specified in such award agreements.

Transferability of Options

Options granted under the Amended 2005 LTIP are not transferable except by will, the laws of descent and distribution, or upon the holder’s death pursuant to a beneficiary designation, and they may be exercised during the holder’s lifetime only by the holder or the holder’s guardian or legal representative. The Amended 2005 LTIP gives the people and compensation committee of our board of directors the discretion to make NQSOs or SARs transferable, provided that transfers may only be made to a family member (as defined in the Amended 2005 LTIP) of the holder.

Anti-dilution

In the event of any change in our capitalization as the result of a merger, consolidation, acquisition of property or shares, stock rights offering, liquidation, disposition for consideration of our ownership of an affiliate, or other similar transaction, then the people and compensation committee or our board of directors may, and in the event of a stock dividend, stock split, reverse stock split, reorganization, share combination, or recapitalization, or another event similar to any of the foregoing, affecting our capital structure, or a separation or spin-off of an affiliate without consideration or other extraordinary dividend of cash or other property to our shareowners, the people and compensation committee or our board of directors shall, make (i) substitutions or adjustments in (a) the aggregate number and kind of shares reserved for delivery under the Amended 2005 LTIP, (b) the limitation on individual awards described above, (c) the number and kind of shares subject to outstanding awards, and (d) the exercise price of outstanding options and stock appreciation rights; and/or (ii) such other equitable substitution or adjustments as it may determine to be appropriate. However, the people and compensation committee cannot make any adjustments that would cause certain awards to fail to be tax deductible pursuant to the Section 162(m) exemption described above.

Administration

The people and compensation committee of our board of directors generally administers the Amended 2005 LTIP, although our board of directors may exercise that authority itself or delegate administrative powers under the Amended 2005 LTIP to another board committee. In addition, the people and compensation committee generally may delegate its authority to one or more committees and/or to senior managers, to the extent permitted by law, and except for matters affecting any executive officers. All such delegations must be made in accordance with Delaware law. All determinations involving awards that are intended to be exempt from the deduction limitations of Section 162(m) of the Code must be made by our people and compensation committee or another committee of outside directors meeting the requirements for the performance-based compensation exception, and all determinations involving awards that are intended to be exempt from the “short-swing profit” recovery rules of the Exchange Act must be made by our people and compensation committee or another committee of independent directors meeting the requirements under Section 16(b) of the Exchange Act. Determinations of our people and

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compensation committee or its delegates concerning any matter arising in connection with the Amended 2005 LTIP are final, binding and conclusive on all interested parties. Such determinations include such matters as determining the awards to be made under the Amended 2005 LTIP, interpretation of plan provisions, and decisions to accelerate vesting or waive forfeiture of any award.

The people and compensation committee has delegated to a committee composed of senior management all of its powers to administer the Amended 2005 LTIP, except those powers relating to matters affecting any executive officers and those matters pertaining to the granting of restricted stock to employees other than executive officers. For a more detailed description of the people and compensation committee, see People and Compensation Committee on page 26 of this proxy statement.

Amendment or Termination

Our people and compensation committee may amend or terminate the Amended 2005 LTIP or any outstanding awards at any time, provided that (i) no grants previously made under the Amended 2005 LTIP may be adversely affected without the consent of the affected participants, except as a result of changes in law or other developments; and (ii) no amendments to the Amended 2005 LTIP will, without the approval of shareowners, permit the company to reprice any outstanding option or SAR by reducing the exercise price thereof or canceling such award in exchange for cash, other awards or stock options or SARs with an exercise price that is less than the exercise price of the pre-cancellation option or SAR. Amendments to change the number of shares authorized for use under the Amended 2005 LTIP must be approved by our board of directors, and for certain purposes, our shareowners. Shareowner approval must be obtained if required by the listing standards of the NYSE.

Non-U.S. Participants

To accommodate differences in local law, tax policy, custom or administrative practicalities, awards granted to employees who are not U.S. nationals or who are employed outside the United States may be subject to special terms, conditions and documentation as provided by our people and compensation committee, subject to the terms of the Amended 2005 LTIP. Our people and compensation committee may also grant substitutes for awards to non-U.S. employees.

Registration and Compliance with Applicable Law

If our people and compensation committee determines under U.S. federal, state or local or foreign law or practice, that government approval or the registration, qualification, or listing of shares of our common stock is necessary or desirable in connection with the granting of awards or their exercise, or the purchase or receipt of shares pursuant to awards, no shares pursuant to an affected award may be purchased or received before our people and compensation committee is satisfied that the desired actions have been completed. Our people and compensation committee will not be required to issue any shares of our common stock pursuant to an award before it has received all required information and determined that such issuance is in compliance with all applicable laws and securities exchange rules.

U.S. Federal Income Tax Considerations

The discussion below summarizes the expected U.S. federal income tax treatment of awards under the Amended 2005 LTIP, under currently applicable laws and regulations.

NQSOs. A recipient generally does not recognize taxable income on the grant of NQSOs, but does recognize ordinary income on the exercise date. The amount of income in the case of an NQSO exercise is the amount by which the fair market value of the shares received on the date of exercise exceeds the option price. The company will ordinarily be entitled to a deduction on the exercise date equal to the ordinary income recognized by the recipient from the exercise of NQSOs, subject to the limitations of Section 162(m) of the Code.

SARs. A recipient generally does not recognize taxable income on the grant of SARs, but does recognize ordinary income on the exercise date. The amount of income in the case of a SAR exercise is the amount by which the fair market value of the shares or cash received on the date of exercise exceeds the exercise price. The company will ordinarily be entitled to a deduction on the exercise date equal to the ordinary income recognized by the recipient from the exercise of SARs, subject to the limitations of Section 162(m) of the Code.

Restricted Stock. A recipient generally does not recognize taxable income on the grant of restricted stock, but does recognize ordinary income on the vesting date, or the date the recipient’s interest in the stock is freely transferable or is no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. Any dividends paid on the restricted stock before the vesting date are also taxable as compensation income upon receipt.

However, a recipient may elect to recognize income upon the grant of restricted stock, rather than when the recipient’s interest is freely transferable and no longer subject to a substantial risk of forfeiture, equal to the fair market value of the shares on the date of the award. If the recipient makes this election, dividends paid with respect to the restricted shares that are paid currently (rather than held subject to forfeiture) will not be treated as compensation, but rather as dividend income, and the recipient will not recognize additional income when the restrictions applicable to the restricted stock lapse. The recipient will not be entitled to any deduction if, after making this election, he or she forfeits any of the restricted stock. If restricted stock is forfeited after this election is made, the recipient will not be entitled to a refund of the ordinary income tax paid on the restricted stock. The recipient may, however, be entitled to receive a capital loss deduction upon forfeiture. The company will ordinarily be entitled to a deduction at the same time and in the same amounts as the compensation income recognized by the recipient of a grant of restricted stock, subject to the limitations of Section 162(m) of the Code.

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Unrestricted Stock. A recipient will recognize taxable income on the grant of unrestricted stock in an amount equal to the fair market value of the shares on the grant date. The company will ordinarily be entitled to a deduction at the same time and in the same amounts as the compensation income recognized by the recipient of a grant of restricted stock, subject to the limitations of Section 162(m) of the Code.

Restricted Stock Units. A recipient generally does not recognize taxable income on the grant of restricted stock units, but does recognize ordinary income when they vest, unless settlement of the units (whether in shares and/or cash) is deferred in accordance with the requirements of federal tax law. If these requirements are met, the recipient will recognize taxable income when the shares and/or cash are delivered. The amount of this ordinary income will be the fair market value of the shares on the date of vesting or delivery, as applicable, plus the amount of cash payable or paid, as applicable. Any dividends paid on the restricted stock units are also taxable as compensation income upon vesting or payment, as applicable.

The company will ordinarily be entitled to a deduction at the same time and in the same amounts as the compensation income recognized by the recipient of a grant of restricted stock units, subject to the limitations of Section 162(m) of the Code.

Dividend and Interest Equivalent Awards. A recipient recognizes ordinary income when the right to receive unrestricted shares and/or cash pursuant to a dividend or interest equivalent award vests or, if delivery of those shares or cash is deferred in accordance with the requirements of federal tax law, upon delivery. The amount of this ordinary income will be the fair market value of the shares on that date of any shares delivered, plus the amount of cash paid. If restricted shares are delivered pursuant to such an award, they will be taxed as described above under Restricted Stock. The company will ordinarily be entitled to a deduction at the same time and in the same amounts as the compensation income recognized by the recipient of a dividend or interest equivalent award, subject to the limitations of Section 162(m) of the Code.

Withholding. The company may take such action as it deems appropriate for the withholding of any taxes that the company is required by law to withhold in connection with the grant or (as applicable) exercise of any award, including, without limitation, withholding cash or shares that would be paid or delivered pursuant to the exercise or grant of any award, canceling any portion of the award (or any other award under the plan), or selling any property contingently credited by the company for the purpose of paying such award (or any other award under the plan), in each case in order to withhold or reimburse the company for the minimum amount required to be withheld.

Section 162(m) Limitations. As explained in more detail under Qualified Performance-Based Awards on pages 86-87 of this proxy statement, Section 162(m) of the Code generally places an annual limit on a company’s tax deduction for compensation paid to certain senior executives, other than compensation that satisfies the applicable requirements for a performance-based compensation exception.

The Amended 2005 LTIP is designed so that NQSOs and SARs qualify for this exemption, and it also permits the people and compensation committee to grant other awards designed to qualify for this exception. However, the people and compensation committee reserves the right to grant awards that do not qualify for this exception, and, in some cases, the exception may cease to be available for some or all awards that otherwise so qualify. Thus, it is possible that Section 162(m) may disallow compensation deductions that would otherwise be available to the company.

New Plan Benefits

As of the date of this proxy statement, no awards have been made under the Amended 2005 LTIP that are contingent upon shareowner approval of this proposal. Awards to be received by officers and other employees following the date of this proxy statement are not determinable because our people and compensation committee (or its delegate) determines the amount and nature of any award under the Amended 2005 LTIP in the respective committee’s sole discretion at the time of grant. In addition, these awards are dependent upon a number of factors, including the value of our common stock on future dates and the decisions of participants. As a result, the benefits that might be received by participants receiving grants under the Amended 2005 LTIP are not determinable.

Awards under the Directors’ Plan are granted under the Amended 2005 LTIP. Under the Directors’ Plan, each non-employee director currently receives 50% of his or her annual retainer in deferred stock and has the option of receiving some or all of the remainder of his or her annual retainer in deferred stock, restricted stock, deferred cash or current cash. See Compensation of Directors beginning on page 33 of this proxy statement for additional details on compensation arrangements of non-employee directors and the Director Compensation Table on page 35 of this proxy statement for compensation received by non-employee directors for their services in fiscal year 2016.

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The following table shows the amounts that were awarded to certain individual executive officers, executive officers as a group, non-executive officer directors as a group and non-executive officer employees as a group for our 2016 fiscal year under the Amended 2005 LTIP. See Compensation Discussion and Analysis beginning on page 44 of this proxy statement and Executive Compensation Tables beginning on page 68 of this proxy statement for additional details on the terms of awards granted under the Amended 2005 LTIP to our named executive officers for our 2016 fiscal year.

Amended 2005 LTIP
Name and Position	Dollar Value ($)[1]	Number of Shares/Units[1]
Hugh Grant Chairman of the Board and Chief Executive Officer	4,356,656	225,010
Pierre Courduroux Senior Vice President and Chief Financial Officer	1,009,190	52,097
Brett D. Begemann President and Chief Operating Officer	2,011,560	104,128
Michael J. Frank Senior Vice President and Chief Commercial Officer	2,561,862	46,557
Steven C. Mizell Executive Vice President and Chief Human Resources Officer	3,765,671	64,438
Executive Officer Group	5,295,846	199,275
Non-Executive Officer Director Group	3,132,999	33,397
Non-Executive Officer Employee Group	49,430,360	2,537,309

(1)	Dollar value includes value of both cash awards and stock awards, but not stock options. Number of shares/units includes only stock awards.

Our Board of Directors Recommends a Vote FOR this Proposal to (A) Re-Approve the Performance Goals Under The Monsanto Company Amended 2005 Long-Term Incentive Plan and (B) Approve an Amendment Imposing a Limit on the Awards that may be Granted under The Amended 2005 Long-Term Incentive Plan to Non-Employee Directors

90 MONSANTO COMPANY 2016 PROXY STATEMENT

This proposal was submitted by Andrew Behar, CEO of As You Sow Foundation, 1611 Telegraph Avenue, Suite 1450, Oakland, CA 94612, and co-proponent, the Julia Krieger Trust (the “Trust”). As of August 9, 2016, Mr. Behar indicated that he held 50 shares of Monsanto common stock. As of August 9, 2016, the Trust indicated that it held 131 shares of Monsanto common stock. The proposal has been carefully considered by the board of directors, which has concluded that its adoption would not be in the best interests of the company or its shareowners. For the reasons stated after the proposal, the board recommends a vote “Against” the shareowner proposal.

The proposal and supporting statement are presented as received from the shareowner proponents in accordance with the rules of the SEC, and the board of directors and the company disclaim any responsibility for its content.

Shareowner Statement

WHEREAS:

Corporate lobbying exposes our company to risks that could adversely affect the company’s stated goals, objectives, and ultimately shareholder value.

We rely on the information provided by our company to evaluate its goals and objectives. Therefore, we have a strong interest in full disclosure to assess whether our company’s lobbying is consistent with its expressed goals and is in the best interests of shareowners and long-term value.

BE IT RESOLVED:

The shareowners of Monsanto request the preparation of a report, updated annually, disclosing:

1.	Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications.

2.	All payments by Monsanto used for (a) direct or indirect lobbying, or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient.

3.	Monsanto’s membership in and payments to any tax-exempt organization that writes and endorses model legislation.

4.	Description of the decision making process and oversight by management and the Board for making payments described in sections 2 and 3 above.

For purposes of this proposal, a “grassroots lobbying communication” is a communication directed to the general public that: (a) refers to specific legislation or regulation, (b) reflects a view on the legislation or regulation and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation. “Indirect lobbying” is lobbying engaged in by a trade association or other organization of which Monsanto is a member.

Both “direct and indirect lobbying” and “grassroots lobbying communications” include efforts at the local, state and federal levels.

The report shall be presented to the Audit Committee or other relevant oversight committees and posted on Monsanto’s website.

Supporting Statement

As shareowners, we encourage transparency and accountability in the use of corporate funds to influence legislation and regulation, both directly and indirectly. Absent a system of accountability, company assets could be used for objectives contrary to Monsanto’s long-term interests.

We commend the increases in disclosure made by Monsanto after shareholders voted on this proposal in January 2015, including the disclosure of trade association memberships exceeding $50,000 annually and the portions used for lobbying. However, Monsanto has not achieved a sufficient level of disclosure to fully inform shareholders. For example, Monsanto does not disclose all trade association memberships; publish previous years’ trade association memberships on its website; disclose state lobbying; or report on memberships in or contributions to tax-exempt organizations that write and endorse model legislation, such as the American Legislative Exchange Council, where Monsanto has been identified as previously belonging.

Monsanto’s lobbying has been controversial (“Food Industry Enlisted Academics in G.M.O. Lobbying War, Emails Show”, New York Times, 9/5/15). Monsanto spent $8.45 million in 2014 and 2015 on direct federal lobbying (opensecrets.org). These figures do not include lobbying expenditures in states; Monsanto spent over $58,000 lobbying in California for 2014 (www.cal-access.ss.ca.gov).

We encourage our Board to require comprehensive disclosure related to direct, indirect and grassroots lobbying.

MONSANTO COMPANY 2016 PROXY STATEMENT 91

Proxy Item No. 6: Shareowner Proposal: Lobbying Report

Our Board of Directors Recommends a Vote AGAINST the Foregoing Proposal for the Following Reasons:

Our board believes that our company’s participation in the political, legislative and regulatory processes at all levels of government promotes good corporate citizenship and enhances shareowner value. Our company is committed to participating constructively in the political process and engaging in such participation in full compliance with applicable laws. Some of the policy-related issues on which we focus and advocate include trade, environmental, tax and patent laws and regulations directly affecting our company. Our board believes that our current disclosures regarding lobbying practices and procedures are appropriate and consistent with the objectives of transparency and accountability reflected in the proposal. In light of our existing policies and disclosures with respect to lobbying activities, our board believes that the report required by the proposal is unnecessary. Indeed, the proponent includes contribution data from our disclosures, demonstrating that significant information concerning our activities is already publicly available.

The extensive policies and procedures we have already put into place are designed to ensure that all lobbying activities conducted by our company and our employees comply with all applicable laws. Our company’s policies and procedures governing its political and lobbying activities are subject to robust internal controls and oversight. Our board of directors created our Good Government Fund Advisory Panel to oversee and guide our contributions to the political process. The Panel approves contributions in accordance with the Operating Policies and Procedures disclosed on our website and is overseen by the sustainability and corporate responsibility committee of our board. We comply with laws and regulations regarding lobbying and political contributions, including the prohibition under federal law barring corporations from making direct or indirect contributions to candidates or political parties at the federal level. Similarly, we only make political contributions in states where such contributions are permitted. Contributions are intended to support political issues and candidates consistent with our policy objectives. Additional information regarding the Good Government Fund Advisory Panel, as well as the Monsanto Citizenship Fund, our company’s political action committee, including contribution policies, oversight procedures and contribution information can be found on our website. We have recently made available additional information regarding the process by which each fund reviews political campaign contributions.

We provide significant disclosure regarding lobbying activities, including the amounts spent, political action committee contributions and other expense and contribution information, pursuant to applicable law, and our board regularly reviews the scope of our disclosure. In 2016 the Center for Political Accountability Zicklin Index of Corporate Political Disclosure and Accountability, rated Monsanto in the top tier of S&P 500 companies for political disclosures. Moreover, shareowners twice rejected proposals requesting a similar report regarding lobbying activities by more than 75% of the votes cast at our two most recent annual meetings, and our board believes this voting result reflects broad shareowner support for the level of disclosure that we currently provide. Contribution disclosures by our Monsanto Citizenship Fund are publicly available through information provided on our website and through links to websites maintained by the U.S. House of Representatives, U.S. Senate, Federal Election Commission and applicable state links. Corporate political contribution disclosures at the state and local levels are disclosed twice yearly on our website, and additional information can be found in public reports filed by candidates with state agencies by clicking on the individual state links provided on our website. We regularly evaluate our disclosure regarding lobbying activities and make additional disclosures where appropriate. For example, we began making significant additional disclosures regarding trade and industry group expenditures, and in 2015 also began including on our website a table of federal contributions from the Monsanto Citizenship Fund, which the proponent acknowledges and commends.

Our board believes that the information currently made available strikes the appropriate balance between transparency and excessive burden and cost, and that additional disclosures with respect to lobbying activities would not provide useful information to shareowners. The implementation of the proposal’s additional requirements would result in the unproductive consumption of valuable time and corporate resources tracking insignificant activities without materially enhancing existing disclosures. For example, we may participate in and contribute to tax-exempt industry organizations and trade associations, including those that engage in lobbying activity and/or write or endorse model legislation, for a variety of reasons, including monitoring industry policies and trends, developing business, technical or industry standard-setting expertise, and civic participation. Lobbying may or may not be a primary focus of such organizations and associations, and even where portions of the dues we and other members pay are used for lobbying activities, such activities, and the positions of such organizations and associations, may be undertaken by consensus and/or may address issues that are not of concern to us or our shareowners. For these reasons, additional disclosures regarding contributions to such organizations and associations would not provide helpful information to shareowners, but would impose a significant data collection burden on us. Moreover, additional detailed disclosures may encourage issue activists to pressure us to alter our political participation in a manner that could adversely affect shareowner interests, or require us to disclose proprietary information, putting us at a competitive disadvantage.

Our board also opposes the proposal because many aspects of it are vague or unworkable and may create confusion. The definition of lobbying, and the expenditures that would be considered lobbying-related, vary across jurisdictions and could include employee salaries, office rent and employee travel expenses. As a result, the disclosures regarding lobbying-related expenditures required by the proposal may be inconsistent and confusing, as a particular expenditure may be considered lobbying-related in one jurisdiction but not in another.

Based on the foregoing, our board believes that adopting the lobbying contributions proposal would not be in the best interests of our company and our shareowners.

92 MONSANTO COMPANY 2016 PROXY STATEMENT

This proposal was submitted by John Harrington, President, Harrington Investments, 1001 2nd Street, Suite 325, Napa, CA 94559. As of August 11, 2016, Mr. Harrington indicated that he held 60 shares of Monsanto common stock. This proposal has been carefully considered by the board of directors, which has concluded that its adoption would not be in the best interests of the company or its shareowners. For the reasons stated after the proposal, the board recommends a vote “Against” the shareowner proposal.

The proposal and supporting statement are presented as received from the shareowner proponent in accordance with the rules of the SEC, and the board of directors and the company disclaim any responsibility for its content.

Shareowner Statement

Whereas, Roundup and other glyphosate-based herbicides and herbicide-resistant crop businesses have recently been responsible for almost half of our revenues, but in fiscal 2015 became one of the primary contributors to a 5% decrease in our net sales;

Whereas, an increasing number of independent studies assessing glyphosate’s toxicity, Roundup’s active ingredient, associate it with cancer, birth defects, kidney disease, and hormone disruption, causing international concern about its safety;

Whereas, in usage, the herbicides become pervasive pollutants in the environment and contaminants in the food supply;

Whereas, actions by government and nongovernmental entities continue to escalate, now with nearly 40 countries proposing restrictions or bans on glyphosate-based products, including our genetically-modified crops engineered to resist glyphosate;

Whereas, in June, 2016, the European Commission deferred the reauthorization of glyphosate until the European Chemicals Agency in Helsinki issues a scientific safety assessment; in July, 2016, Member states in the 28 nation bloc backed a proposal by the Commission to limit usage of weed killer glyphosate, including an outright ban on a co-formulant in Roundup;

Whereas, following the critical 2014 United States Government Accountability Office report, the Food and Drug Administration announced plans to begin measuring the presence of glyphosate residue in consumer staples; private companies have already begun testing and reporting glyphosate found in common products like bread and oatmeal; and some cities, states, and Agencies are considering banning glyphosate products on public lands;

Whereas, Glyphosate use has grown exponentially in the past two decades, and the United States Geological Survey estimated agricultural use of glyphosate in 2014, the most recent year available, at a high of nearly 300 million pounds;

Therefore, Be it Resolved, Shareholders request the Monsanto board prepare a report to be made available by July 31, 2017 at reasonable expense and omitting proprietary information, assessing the effectiveness and risks associated with the company’s policy responses to public policy developments intended to control pollution and food contamination from glyphosate, including but not limited to the impact of recent reclassification of glyphosate as “probably carcinogenic,” and quantifying potential material financial risks or operational impacts on the Company in the event that proposed bans and restrictions world-wide are enacted.

Supporting Statement

Our Company’s entire revenue stream is almost based on one product which, until recently, has enjoyed a measure of regulatory leniency. The March 2015 reclassification by the International Agency for Research on Cancer of the World Health Organization of glyphosate as “probably carcinogenic to humans” resulted in new testing and reporting procedures, and results of these tests and other pending legislative actions, may substantially increase overall legal and financial risk, damaging our company’s name brand and corporate reputation.

MONSANTO COMPANY 2016 PROXY STATEMENT 93

Proxy Item No. 7: Shareowner Proposal: Glyphosate Report

Our Board of Directors Recommends a Vote AGAINST the Foregoing Proposal for the Following Reasons:

Glyphosate, one of the most widely used broad-spectrum herbicides, has a 40-year track record of safe and effective use. Glyphosate is an active ingredient that is marketed under a number of trade names, including our Roundup®-branded herbicide products. Glyphosate-based herbicides offer farmers a simple, effective way to control weeds and sow directly into fields with minimal or no tilling, which limits erosion of precious topsoil. They also help farmers to sustainably feed our growing population, mitigating the environmental impact of greenhouse gas emissions in agriculture.

Glyphosate has been an essential agricultural tool since John E. Franz received the 1987 U.S. National Medal of Technology for its discovery, and it is now used extensively around the world. In fact, glyphosate is currently registered for use in more than 160 countries, and has been the subject of hundreds of regulatory assessments by competent national regulatory authorities in the United States and many other jurisdictions. The regulatory regimes to which glyphosate is subject include required comprehensive re-registration procedures in which data, including newly available data, regarding human health, environmental and other risks are thoroughly evaluated by regulatory authorities. Contrary to the unfounded claims made by the proponent, these assessments have repeatedly found that glyphosate does not pose an unreasonable risk to human health, the environment or non-target animals and plants when used according to label directions.

A wealth of scientific evidence, positive conclusions reached by regulators in jurisdictions around the globe, and industry and independent third-party experts overwhelmingly support the safety of glyphosate, notwithstanding the proposal’s highly misleading claims. Glyphosate works by blocking a metabolic pathway that is necessary for plant growth, but does not exist in humans or animals. This is one of the reasons that a causal connection has not been shown between glyphosate and the alleged health problems articulated in the proposal. For example:

■	Contrary to the claims made in the proposal, according to multiple toxicological studies, exposure to glyphosate-based products is not associated with kidney disease, disruption of endocrine activity, or birth defects. In fact, the U.S. Environmental Protection Agency (“EPA”) recently concluded that there is “no convincing evidence” that glyphosate is an endocrine disruptor.

■	The proponent cites the 2015 hazard classification of glyphosate by a panel of the International Agency for Research on Cancer (“IARC”) as a “probable human carcinogen” in Category 2A, a category that also includes red meat and occupational exposure as a hairdresser. However, the IARC classification differs from conclusions reached by three other World Health Organization (“WHO”) programs, is not based on new research or data, and is not supported by scientific data and standard scientific methodology. Indeed, another WHO program, the Joint FAO/WHO Meeting on Pesticide Residues (JMPR), was specifically convened in light of the IARC classification and concluded, in May 2016, that “glyphosate is unlikely to pose a carcinogenic risk to humans from exposure through the diet.” http://www.who.int/foodsafety/jmprsummary2016.pdf?ua=1.

■	The IARC classification is also inconsistent with the positive conclusions reached by regulators around the globe. Indeed, since the IARC classification, numerous regulatory agencies have reviewed the IARC classification and publicly reaffirmed that glyphosate does not cause cancer:

–	EPA: On Sept. 16, 2016, the EPA published a “Glyphosate Issue Paper,” which once again concludes that glyphosate should be classified as “not likely to be carcinogenic to humans.” Glyphosate Issue Paper: Evaluation of Carcinogenic Potential, September 16, 2016. https://www.regulations.gov/document?D=EPA-HQ-OPP-2016-0385-0094.

–	European Food Safety Authority: “Glyphosate is unlikely to pose a carcinogenic hazard to humans and the evidence does not support classification with regard to its carcinogenic potential.” Conclusion on the peer review of the pesticide risk assessment of the active substance glyphosate, November 21, 2015. http://www.efsa.europa.eu/en/press/news/151112.

–	Canadian Pest Management Regulatory Agency: “[T]he overall weight of evidence indicates that glyphosate is unlikely to pose a human cancer risk.” Summary of the Pest Management Regulatory Agency Proposed Re-evaluation Decision (PRVD2015-01), April 13, 2015.

–	Japan Food Safety Commission: “Glyphosate had no neurotoxicity, carcinogenicity, reproductive toxicity, teratogenicity, and genotoxicity.” ©Food Safety Commission, Cabinet Office, Government of Japan, September 30, 2016. https://www.jstage.jst.go.jp/browse/foodsafetyfscj/4/3/_contents.

–	New Zealand Environmental Protection Agency: “The review concluded that glyphosate is unlikely to be carcinogenic to humans or genotoxic.” Lay Summary of the Review of the Evidence Relating to Glyphosate and Carcinogenicity, August 11, 2016. http://www.epa.govt.nz/Publications/Glyphosate_report_lay_summary.pdf.

–	Australian Pesticides and Veterinary Medicines Authority: “The APVMA has completed its assessment of the IARC report and other recent assessments of glyphosate and has concluded that glyphosate does not pose a cancer risk to humans.” Summary of the Regulatory position: consideration of the evidence for a formal reconsideration of glyphosate, September 30, 2016. http://apvma.gov.au/node/13891.

94 MONSANTO COMPANY 2016 PROXY STATEMENT

Proxy Item No. 7: Shareowner Proposal: Glyphosate Report

■	Furthermore, in July 2015, we retained Intertek, a scientific consultancy services provider, to convene a panel of international experts, including physicians, academics, researchers and consultants, to review the IARC classification. The expert panel concluded that “the data do not support IARC’s conclusion that glyphosate is a “probable human carcinogen” and, consistent with previous regulatory assessments, further concluded that “glyphosate is unlikely to pose a carcinogenic risk to humans.”

The proponent also makes reference to the June 2016 decision by the European Commission to temporarily extend the authorization of glyphosate for 18 months. This decision ensures that European farmers and other users will continue to have access to the herbicide while the product’s reauthorization is being evaluated. We will continue to engage with regulatory authorities and stakeholders globally to facilitate their evaluations and preserve glyphosate’s role as a vital tool in sustainable agriculture for many years to come.

Our board believes that we have been transparent about our assessment of glyphosate safety, public policy initiatives and views regarding material risks to our company, and therefore an additional report, as requested by the proposal, is not warranted. Moreover, at our 2016 annual meeting, shareowners rejected a nearly identical resolution requesting a similar report regarding glyphosate by approximately 95% of the votes cast, and our board believes this voting result reflects broad shareowner support for the level of disclosure that we currently provide. As a part of our long-standing product stewardship commitments, which exceed applicable legal requirements, we are committed to ensuring our products and technologies are safe and environmentally responsible, and we regularly evaluate new information regarding glyphosate, including scientific and public policy developments, to ensure it meets these objectives. Through our website and continued public engagement, we have made available a comprehensive suite of materials explaining what glyphosate is, detailing the scientific evidence regarding its safety to humans and animals and directing stakeholders to, and responding to, relevant third-party information. For example:

■	Entire sections of our website are devoted to product safety, including a separate page for glyphosate: http://www.monsanto.com/products/pages/roundup-safety-background-materials.aspx.

■	Information about our comprehensive product stewardship policies, processes, and commitments, including those specific to our crop protection products such as glyphosate, can also be found on our website: http://www.monsanto.com/products/pages/stewardship-and-pledge.aspx.

■	Information related to our extensive disclosures to regulatory agencies in connection with their regular re-assessments and other processes is publicly available.

■	We have made available information about our participation in industry forums that address glyphosate safety, use and registration, such as our membership in the European Glyphosate Task Force and the United States Joint Glyphosate Task Force.

■	We also publish information about the risks we believe we face in our Annual Report on Form 10-K and other disclosures filed with the Securities and Exchange Commission.

For these reasons, our board does not believe the report requested by the proponent will provide additional information to interested parties. The proponent may disagree with our conclusions and the conclusions of independent third parties regarding glyphosate, including its safety, but we have made those conclusions clear to investors. Our board does not believe we should be required to produce another report that merely repeats information and re-confirms conclusions already made public by national and international regulatory authorities, independent third party evaluations and us.

Our board also opposes the proposal because what we are being asked to do is unclear and, as such, the requested report is unworkable. For example, our board does not believe we can provide a report, as requested by the proposal, quantifying potential risks and impacts in the event that proposed restrictions on glyphosate are implemented that would be useful for shareowners. We generally do not believe additional restrictions on glyphosate are appropriate and cannot speculate as to all potential new restrictions (if any) that may be imposed, including any that may be non-scientific or politically motivated, and in which jurisdictions, to what extent or at what times they may be imposed. As such, the proposal effectively requests us to quantify potential risks that are not quantifiable, and disclosure of any evaluation of that type is likely to be highly misleading. In addition, the proposal requests that we report an assessment of our public policy response initiatives, but it is unclear how we are expected to conduct the assessment and what additional information we are being asked to disclose. As explained above, we have been, and will continue to be, transparent about our policy responses. Furthermore, we are committed to participating in the public policy process in a manner that enhances shareowner value and fosters good corporate citizenship. Our board believes that any effort to attempt to produce the report requested by the proposal is likely to be difficult, expensive, highly speculative and highly distracting, and as such, any such report would not be useful to shareowners and other stakeholders because it would not add meaningfully to the voluminous information we have already made available. As a result, any possible benefit the report may have to shareowners would not justify the excessive burdens and cost associated with producing it.

Based on the foregoing, our board believes that adopting the glyphosate proposal would not be in the best interests of our company and our shareowners.

MONSANTO COMPANY 2016 PROXY STATEMENT 95

General Information About This Proxy Statement

Our board of directors is soliciting proxies from our shareowners in connection with our annual meeting of shareowners to be held on Friday, January 27, 2017, and at any and all adjournments or postponements of the meeting. No business can be conducted at the annual meeting unless a majority of all outstanding shares entitled to vote are either present in person or represented by proxy at the meeting.

Unless otherwise noted, the information in this proxy statement covers our 2016 fiscal year (or “fiscal 2016”), which ran from September 1, 2015 through August 31, 2016, and in some cases our 2015 fiscal year (or “fiscal 2015”), which ran from September 1, 2014 through August 31, 2015 and our 2014 fiscal year (or “fiscal 2014”), which ran from September 1, 2013 through August 31, 2014. The term “Former Monsanto” in this proxy statement refers to a corporation that was then known as Monsanto Company that operated, among other businesses, an agricultural products division. Former Monsanto is now known as Pharmacia LLC and is a wholly owned subsidiary of Pfizer Inc. Former Monsanto transferred its agricultural products division to us in September 2000.

Information on our website is not considered part of this proxy statement.

Questions and Answers about the Annual Meeting and Voting

When and where is the annual meeting?

When: Friday, January 27, 2017, at 8:00 a.m. Central Standard Time.

Where: “AA” Building, AA 1825
Chesterfield Village Research Center
700 Chesterfield Parkway West
Chesterfield, Missouri 63017

Who is entitled to vote at the meeting?

You are entitled to vote at the meeting if you owned Monsanto shares directly or in “street name,” as of the close of business on December 5, 2016, the record date for the meeting. On that date, 438,484,396 shares of our common stock were outstanding and entitled to vote and no shares of our preferred stock were outstanding. Each share of our common stock is entitled to one vote for each matter on which it is entitled to vote; there is no cumulative voting for any proposal.

What do I need to do if I plan to attend the meeting in person?

If you plan to attend the annual meeting in person, you must provide proof of your ownership of our common stock as of the record date, such as an account statement indicating ownership on that date, and a form of personal identification for admission to the meeting.

If you hold your shares in “street name,” and you also wish to be able to vote at the meeting, you must obtain a proxy, executed in your favor, from your bank or broker.

If you anticipate needing assistance to participate in the meeting due to a disability, we would appreciate it if you would please notify us by January 13, 2017, so we may be better prepared to assist you. Please contact Susie St. Cyr at (314) 694-2819 and provide information about your disability and the assistance you will need.

For safety and security reasons, we will not allow anyone to bring large bags, briefcases or packages into the meeting room, or to record or photograph the meeting.

What is the difference between holding shares directly as a shareowner of record and holding shares in “street name” at a bank or broker?

Most of our shareowners hold their shares indirectly through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are differences between shares held of record and those held in “street name.”

Shareowner of Record. If your shares are registered directly in your name with our transfer agent, you are considered the shareowner of record for those shares, and a Notice containing instructions on how to access our proxy statement and annual report online was sent directly to you. As the shareowner of record, you have the right to vote your shares as described in this proxy statement.

“Street Name” Shareowner. If your shares are held by a bank or broker as your nominee, you are considered the beneficial owner of shares held in “street name.” The Notice containing instructions on how to access our proxy statement and annual report online was forwarded to you by your bank or broker who is considered the shareowner of record for those shares. Your bank or broker will send you, as the beneficial owner, a separate package describing how you can vote your shares. You should follow the instructions provided by your bank or broker to vote your shares. You are also invited to attend the annual meeting.

96 MONSANTO COMPANY 2016 PROXY STATEMENT

Annual Meeting Information Questions and Answers about the Annual Meeting and Voting

What matters am I being asked to vote on at the meeting and what vote is required to approve each matter?

You are being asked to vote on seven proposals. Proposal 1 requests election of directors. Because this election is not a contested election, each director will be elected by the vote of the majority of the votes cast when a quorum is present. A “majority of the votes cast” means that the number of votes cast “for” a director exceeds the number of votes cast “against” that director. “Votes cast” excludes abstentions and any votes withheld by brokers in the absence of instructions from “street name” holders (“broker non-votes”).

The affirmative vote of a majority of the votes cast is required to: ratify the appointment of our independent registered public accounting firm (Proposal 2); approve, by non-binding vote, executive compensation (Proposal 3); approve the performance goals under, and an amendment to, our long-term incentive plan (Proposal 5); and approve the shareowner proposals (Proposals 6 and 7). The frequency of the advisory votes on executive compensation (Proposal 4) receiving the greatest number of votes (every one, two or three years) will be considered the frequency recommended by shareowners. Abstentions and broker non-votes will therefore have no effect on Proposals 2 through 7 under our company’s bylaws.

Although the advisory vote on Proposals 3 and 4 are non-binding, as provided by law, our board will review the results of the vote and, consistent with our record of shareowner engagement, will take them into account in making a determination concerning executive compensation and the frequency of the advisory votes on executive compensation.

Who counts the votes?

We have engaged Broadridge Financial Solutions, Inc. as our independent agent to receive and tabulate shareowner votes. Broadridge will separately tabulate “for” and “against” votes, abstentions and broker non-votes. We have also retained an independent election inspector to certify the results, determine the existence of a quorum and the validity of proxies and ballots, and perform any other acts required under the General Corporation Law of Delaware.

How can I vote?

Most shareowners can vote in one of four ways:

■	over the Internet at www.proxyvote.com;

■	using a toll-free telephone number 1-800-690-6903;

■	completing a proxy/voting instruction card and mailing it in the postage-paid envelope provided (if you received paper copies of the proxy materials); or

■	in person at the meeting.

The telephone and Internet voting facilities for shareowners of record, but not including shares held in our Savings and Investment Plan (“SIP”) (which are described below), will close at 11:59 p.m. Eastern Standard Time on January 26, 2017. The Internet and

telephone voting procedures are designed to authenticate shareowners by use of a control number and to allow you to confirm that your instructions have been properly recorded.

If you hold your shares in street name, your bank or broker will send you a separate package describing the procedures and options for voting your shares. Please read the voting instructions on the Notice or proxy card or the information sent by your broker or bank.

What does it mean to give a proxy?

The proxy card or voting instruction card will appoint Hugh Grant and David F. Snively as proxy holders, or your representatives, or The Northern Trust Company (“Northern”) as trustee of our SIP, as the case may be, to vote your shares in the manner directed by you. Mr. Grant is our chairman of the board and chief executive officer. Mr. Snively is our executive vice president, secretary and general counsel. Your proxy permits you to direct the proxy holders or, if you hold shares in the SIP, to instruct Northern, to vote “for,” “against,” or “abstain” from the nominees for director and Proposals 2, 3 and 5 through 7, and “one year,” “two years,” and “three years” or “abstain” for Proposal 4.

All of your shares entitled to vote and represented by a properly completed proxy or voting instruction received prior to the meeting and not revoked will be voted at the meeting in accordance with your instructions.

What happens if I sign, date and return my proxy or voting instruction card but do not specify how I want my shares voted on one of the proposals?

Your proxy will be counted as a vote “for” all of the nominees for directors, “for” Proposals 2, 3, and 5, “against” Proposals 6 and 7, and “one year” for Proposal 4.

What happens if I do not return a proxy card?

Shareowner of Record: Your shares will not be voted if you do not return a proxy card.

Street Name Shareowner: Your broker or nominee may vote your shares only on those proposals on which it has discretion to vote. We believe that under NYSE rules your broker or nominee has discretion to vote your shares on routine matters such as the ratification of our independent registered public accounting firm. However, your broker or nominee does not have discretion to vote your shares on non-routine matters such as the election of directors and Proposals 3, 4, 5, 6 and 7.

Can I change my vote before the meeting?

If you are a shareowner of record, you can change your vote at any time before your proxy is exercised by delivering a properly executed, later-dated proxy (including an Internet or telephone vote), by revoking your proxy by written notice to the Secretary of Monsanto, or by voting at the meeting. The method by which you vote by a proxy will in no way limit your right to vote at the meeting if you decide to attend in person.

If you are a street name shareowner, please refer to the information forwarded by your bank or broker for procedures on changing your voting instructions.

MONSANTO COMPANY 2016 PROXY STATEMENT 97

Annual Meeting Information Questions and Answers about the Annual Meeting and Voting

If you hold shares in the SIP, please see the information below regarding how to submit and revoke your voting instructions for shares held in the SIP.

How can I get assistance in voting my shares?

To get help in voting your shares, please contact Morrow & Co., LLC toll-free within the United States at (800) 662-5200 and at (203) 658-9400 outside of the U.S.

Why haven’t I received a printed copy of the proxy statement or annual report?

We are furnishing proxy materials to you online, as permitted by SEC rules, to expedite your receipt of materials, while lowering costs and reducing the environmental impact of printing and mailing of full sets of annual meeting materials. If you received a Notice by mail, you will not receive a printed copy of the proxy materials, unless you specifically request one, or have requested paper copies in the past. The Notice also contains instructions on how to receive a paper copy of the materials.

Is the proxy statement available on the Internet?

Yes. Most shareowners will receive the proxy statement online. If you received a paper copy, you can also view these documents online by accessing our website at www.monsanto.com/investors/pages/annual-report.aspx. You can elect to receive future proxy statements and annual reports over the Internet instead of receiving paper copies by mail by following the instructions on your proxy card.

Who is paying for the cost of this proxy solicitation?

We will bear the expense of preparing, printing and mailing this proxy material, as well as the cost of any required solicitation. Our directors, officers or employees may solicit proxies on our behalf. We have engaged Morrow & Co., LLC to assist us in the solicitation of proxies. We expect to pay Morrow approximately $11,000 for these services plus expenses. In addition, we will reimburse banks, brokers and other custodians, nominees and fiduciaries for reasonable expenses incurred in forwarding proxy materials to beneficial owners of our stock and obtaining their proxies.

What if I participate in the Monsanto Savings and Investment Plan (“SIP”)?

If you participate in a Monsanto stock fund under the SIP and had shares of our common stock associated with your account on the record date of December 5, 2016, you will receive an electronic notice unless you opted to receive paper copies of the proxy materials. The electronic notice will contain voting instructions for all shares registered in the same name, whether inside or outside of the plan. If your accounts inside and outside of the plan are not registered in the same name, you will receive a separate electronic notice for the shares associated with your SIP account.

Shares of common stock in the SIP will be voted by Northern as trustee of the SIP. SIP participants in a Monsanto stock fund should submit their voting instructions to Northern by using the toll-free telephone number, indicating their instructions over the Internet or submitting an executed proxy card.

Voting instructions regarding SIP shares must be received by 11:59 p.m. Eastern Standard Time on January 24, 2017, and all telephone and Internet voting facilities for plan shares will close at that time. You can revoke your voting instructions for shares held in our SIP prior to such time by timely delivery of a properly executed, later-dated voting instruction card (or an Internet or telephone vote), or by delivering a written revocation of your voting instructions to Northern.

All voting instructions from SIP participants will be kept confidential. If you do not timely submit voting instructions, the shares allocated to you, together with unallocated shares, will be voted in accordance with the pro-rata vote of the participants who did provide instructions.

98 MONSANTO COMPANY 2016 PROXY STATEMENT

Annual Meeting Information Shareowner Proposals and Director Nominations for 2018 Annual Meeting

Shareowner Proposals and Director Nominations for 2018 Annual Meeting

Proposals for Inclusion in Next Year’s Proxy Statement

SEC rules permit our shareowners to submit proposals to be included in our proxy statement if the shareowner and the proposal meet the requirements specified in SEC Rule 14a-8.

■	When to send such proposals. Any shareowner proposals submitted in accordance with SEC Rule 14a-8 must be received by our Secretary no later than 5:00 p.m., Central Time, August 15, 2017, which is 120 calendar days prior to the anniversary of this year’s mailing date.

■	Where to send such proposals. Proposals should be addressed to David F. Snively, Secretary, Monsanto Company, 800 North Lindbergh Boulevard, St. Louis, Missouri 63167.

■	What to include. Proposals must conform to and include the information required by SEC Rule 14a-8.

Director Nominees for Inclusion in Next Year’s Proxy Statement (Proxy Access)

Our board recently amended our bylaws to permit a shareowner (or a group of no more than 20 shareowners) who has maintained continuous qualifying ownership of at least 3% of our outstanding common stock for at least three years and has complied with the other requirements set forth in our bylaws, to submit director nominees (up to 20% of the board) for inclusion in our proxy statement if the shareowner(s) and the nominee(s) satisfy the requirements set forth in our bylaws.

■	When to send such proposals. Notice of director nominees submitted under these bylaw provisions must be received by our Secretary no earlier than 5:00 p.m., Central Time, July 16, 2017, and no later than 5:00 p.m, Central Time, on August 15, 2017.

■	Where to send such proposals. Proposals should be addressed to David F. Snively, Secretary, Monsanto Company, 800 North Lindbergh Boulevard, St. Louis, Missouri 63167.

■	What to include. Notice must include the information required by our bylaws, which are available on our website at www.monsanto.com/whoweare/pages/monsanto-bylaws.aspx.

Proposals or Nominations Not Included in Next Year’s Proxy Statement

If a shareowner wishes to present a proposal at our annual meeting in the year 2018 or to nominate one or more directors and the proposal is not intended to be included in our proxy statement relating to that meeting, the shareowner must give advance written notice to us prior to the deadline for such meeting determined in accordance with our bylaws. In general, our bylaws provide that such notice should be addressed to the Secretary and be received at our executive offices by the close of business no fewer than 90 nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting, except in certain circumstances. For purposes of our 2018 annual meeting, such notice must be received not later than the close of business on October 29, 2017 and not earlier than the close of business on September 29, 2017. These time limits also apply in determining whether notice is timely for purposes of rules adopted by the SEC relating to the exercise of discretionary voting authority. Our bylaws set out specific requirements that such shareowners and written notices must satisfy. Any shareowner filing a written notice of nomination for director must describe various matters regarding the nominee and the shareowner, and any underlying beneficial owner, including, among other things, name, address, occupation, shares, rights to acquire shares and other derivative securities or short interest held, and any relevant understandings or arrangements between the shareowner and beneficial owner, if any. Any shareowner filing a notice to bring other business before a shareowner meeting must provide the same type of information as well as, among other things, the text of the proposal or business and the reasons therefor, and other specified matters.

Our bylaws also set out specific eligibility requirements that nominees for director must satisfy, which require nominees to:

■	complete and return a written questionnaire about the background and qualification of the nominees and the background of any other person or entity on whose behalf the nomination is being made; and

■	provide a written representation and agreement that the nominee:

– –

will abide by the advance resignation requirements of our bylaws in connection with director elections;

is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such prospective nominee, if elected as a director, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to us or (2) any Voting Commitment that could limit or interfere with the nominee’s ability to comply, if elected as a director, with the nominee’s fiduciary duties under applicable law;

MONSANTO COMPANY 2016 PROXY STATEMENT 99

Annual Meeting Information Shareowner Proposals and Director Nominations for 2018 Annual Meeting

–	is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than us with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein; and
–

would be in compliance if elected as a director and will comply with all of our applicable corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

Copies of those requirements will be forwarded to any shareowner upon written request.

Other Matters

Our board of directors knows of no matter, other than those referred to in this proxy statement, that will be presented at the meeting. However, if any other matters properly come before the meeting or any of its adjournments or postponements, the person or persons voting the proxies will vote in accordance with their judgment on such matters. Should any nominee for director be unable to serve or for good cause will not serve at the time of the meeting or any adjournments or postponements thereof, the persons named in the proxy will vote for the election of such other person for such directorship as our board of directors may recommend, unless, prior to the meeting, the board has eliminated that directorship by reducing the size of the board. The board is not aware that any nominee will be unable to serve or for good cause will not serve as a director.

We urge you to vote promptly and look forward to seeing you at the meeting.

By Order of the Board of Directors,

MONSANTO COMPANY

DAVID F. SNIVELY

Secretary

December 13, 2016

100 MONSANTO COMPANY 2016 PROXY STATEMENT

The presentations of ongoing EPS, free cash flow, and adjusted return on capital in this proxy statement are not intended to replace net income (loss) attributable to Monsanto Company, cash flows, financial position or comprehensive income (loss), and they are not measures of financial performance as determined in accordance with generally accepted accounting principles (“GAAP”) in the United States. The following tables reconcile ongoing EPS, free cash flow, and adjusted return on capital to the respective most directly comparable financial measure calculated in accordance with GAAP. These non-GAAP financial measures may not be comparable to similar measures used by other companies.

Reconciliation of EPS to Ongoing EPS

Our ongoing EPS financial measure excludes certain after-tax items that we do not consider part of ongoing operations. We believe that our ongoing EPS financial measure presented with these adjustments best reflects our ongoing performance and business operations during the periods presented and is more useful to investors for comparative purposes. In addition, management uses the ongoing EPS financial measure as a guide in its budgeting and long-range planning processes, and as a guide in determining incentive compensation. The presentation of EPS on an ongoing basis is intended to supplement investors’ understanding of our operating performance. This non-GAAP financial measure may not be comparable to similar measures used by other companies.

	Fiscal 2014	Fiscal 2015	Fiscal 2016
Diluted Earnings (Loss) Per Share	$5.22	$4.81	$2.99
Restructuring Charges(A)	—	0.70	0.59
Environmental and Litigation Settlements(B)	0.04	0.11	0.38
SEC Settlement Matters(C)	—	0.17	—
Argentine-Related Tax Matters(D)	—	—	0.56
Income on Discontinued Operations(E)	(0.03)	(0.06)	(0.04)
Diluted Earnings (Loss) Per Share from Ongoing Business	$5.23	$5.73	$4.48
(A)	The twelve months ended Aug. 31, 2015, and 2016, above represent pretax restructuring charges per share totaling $1.02 a share and $0.81 a share, respectively.

(B)	The twelve months ended Aug. 31, 2014, 2015, and 2016, above represent pretax environmental and litigation matters charges per share totaling $0.06 a share, $0.18 a share and $0.61 a share, respectively.

(C)	The twelve months ended Aug. 31, 2015, included charges in selling, general and administrative expenses of $0.17 a share. The twelve months ended Aug. 31, 2016, included pretax adjustments in selling, general and administrative expenses. The adjustments had less than a $0.01 effect on diluted earnings per share.

(D)	Item is a net charge against tax expense.

(E)	The twelve months ended Aug. 31, 2014, 2015, and 2016, above represent pretax income from discontinued operations per share totaling $0.04 a share, $0.09 a share and $0.06 a share, respectively.

Reconciliation of Free Cash Flow

Free cash flow is defined as the total of net cash provided or required by operating activities and net cash provided or required by investing activities. Free cash flow does not represent the residual cash flow available for discretionary expenditures. We believe that free cash flow is an important liquidity measure for the company and that it is useful to investors and management as a measure of the ability of our business to generate cash. Once business needs and obligations are met, this cash can be used to reinvest in the company for future growth or to return to our shareowners through dividend payments or share repurchases. Free cash flow is also used by management as one of the performance measures in determining incentive compensation.

(Dollars in millions)	Fiscal 2014	Fiscal 2015	Fiscal 2016
Net Cash Provided by Operating Activities	$3,054	$3,108	$2,588
Net Cash Required by Investing Activities	(2,095)	(1,019)	(864)
Free Cash Flow	$959	$2,089	$1,724
Net Cash Required by Financing Activities	(2,259)	(430)	(3,742)
Effect of Exchange Rate Changes on Cash and Cash Equivalents	(1)	(325)	(7)
Net (Decrease) Increase in Cash and Cash Equivalents	$(1,301)	$1,334	$(2,025)
Cash and Cash Equivalents at Beginning of Period	$3,668	$2,367	$3,701
Cash and Cash Equivalents at End of Period	$2,367	$3,701	$1,676

MONSANTO COMPANY 2016 PROXY STATEMENT A-1

Appendix A Reconciliation of Non-GAAP Financial Measures

Reconciliation of Adjusted Return on Capital

Adjusted return on capital (“ROC”) means net income (without the effect of certain items) exclusive of after-tax interest expenses, divided by the average of the beginning year and ending year net capital employed. We believe ROC is useful to investors and management as a measure of how effectively the company utilizes capital to generate earnings. ROC is also used by management as one of the performance measures in determining incentive compensation.

(Dollars in millions)	Fiscal 2014	Fiscal 2015	Fiscal 2016
Operating Profit After-Tax (excluding certain items)	$2,862	$2,996	$2,274
Average Capital	12,061	13,228	12,529
Adjusted Return on Capital	23.7%	22.6%	18.1%
Operating Profit After-Tax (excluding certain items):
Net Income Attributable to Monsanto	2,740	2,314	1,336
New Business Acquisitions	10	—	—
Restructuring Charges	—	338	263
Environmental and Litigation Matters	20	54	168
SEC Settlement Matters	—	80	(1)
Argentine-Related Tax Matters	—	—	252
Income on Discontinued Operations	(13)	(28)	(17)
Interest Expense – Net of Taxes	105	238	273
Operating Profit After-Tax (excluding certain items)	$2,862	$2,996	$2,274
Average Capital:
Short-Term and Long-Term Debt	7,761	9,044	9,040
Shareowners’ Equity	7,914	7,005	4,545
Cash and Cash Equivalents	(2,367)	(3,701)	(1,676)
Cash for Operations	400	400	400
New Business Acquisitions	(1,159)	—	—
Total Capital	$12,549	$12,748	$12,309
Prior Period Capital	$11,572	$13,708	$12,748
Average Capital	$12,061	$13,228	$12,529

A-2 MONSANTO COMPANY 2016 PROXY STATEMENT

1. Purposes

The Second Amended and Restated Monsanto Company 2005 Long-Term Incentive Plan is designed to:

¡	focus management on business performance that creates shareowner value;

¡	encourage innovative approaches to the business of the Company;

¡	reward for results; and

¡	encourage ownership of Monsanto common stock by management.

2. Definitions

2.1	“1933 Act” shall have the meaning set forth in Section 11.14(a).

2.2	“Affiliate” means any entity that is an Associated Company or a Subsidiary.

2.3	“Associated Company” means any corporation, partnership, joint venture, limited liability company, or other entity or enterprise, of which the Company owns or controls, directly or indirectly, 20% or more of the outstanding shares of stock normally entitled to vote for the election of directors, or of comparable equity participation and voting power, other than a Subsidiary.

2.4	“Award” means any Option, Stock Appreciation Right, Restricted Share, Restricted Stock Unit, unrestricted Share, Cash Award, dividend equivalent or other award granted under this Incentive Plan.

2.5	“Award Certificate” means a written document, in such form as the Committee may from time to time prescribe, setting forth the terms and conditions of an Award.

2.6	“Board” means the board of directors of the Company.

2.7	“Board People Committee” means the People and Compensation Committee of the Board or such other committee consisting of two or more members of the Board as may be appointed by the Board to administer this Incentive Plan pursuant to Section 4.1.

2.8	“Cash Award” means an Award denominated in cash.

2.9	“Change of Control” means the happening of any of the events described in subsections (a) through (d) below:

(a)	the acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30 percent or more of either (1) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company; (B) any acquisition by the Company or a Subsidiary; (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or a Subsidiary; (D) any passive acquisition as a result of a Company repurchase of outstanding securities (it being understood that a subsequent active acquisition by the applicable Person shall constitute a Change of Control, if immediately thereafter such Person holds the requisite percentage of Outstanding Company Common Stock or Outstanding Company Voting Securities); or (E) any acquisition pursuant to a transaction that complies with clauses (1), (2) and (3) of subsection (c) of this definition;

(b)	individuals who, as of the date of the initial public offering of the common stock of the Company, constitute the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the Board; provided, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareowners, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c)

consummation of a reorganization, merger, statutory share exchange, consolidation or similar transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets or stock of another entity (a “Business Combination”), in each case, unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50 percent of, respectively, the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities)

MONSANTO COMPANY 2016 PROXY STATEMENT B-1

Appendix B Monsanto Company 2005 Long-Term Incentive Plan (as Amended and Restated as of January 24, 2012)

and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including without limitation an entity that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding the Company, a Subsidiary, any entity resulting from a Business Combination or any employee benefit plan (or related trust) thereof) beneficially owns, directly or indirectly, 30 percent or more of the then-outstanding shares of common stock of the entity resulting from such Business Combination or 30 percent or more of the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors of such entity, except to the extent that such ownership existed prior to the Business Combination and (3) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination;

(d)	approval by the shareowners of the Company of a complete liquidation or dissolution of the Company.

2.10	“Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

2.11	“Committee” means the Board People Committee, or its permitted delegate.

2.12	“Company” means Monsanto Company, a Delaware corporation incorporated February 9, 2000, and any successors thereto.

2.13	“Corporate Transaction” means a merger, consolidation, acquisition of property or shares, stock rights offering, liquidation, disposition for consideration of the Company’s direct or indirect ownership of an Affiliate, or another event similar to any of the foregoing, affecting or involving the Company or any of its Affiliates.

2.14	“Covered Employee” means a Participant designated prior to or at the time of the grant of an Award by the Committee as an individual who is or may be a “covered employee” of the Company within the meaning of Section 162(m)(3) of the Code, in the year in which the Company is expected to be entitled to a federal income tax deduction with respect to the Award.

2.15	“Director Plan” means the Monsanto Company Non-Employee Director Equity Incentive Compensation Plan.

2.16	“Disability” means a physical or mental disability that causes a Participant to be considered disabled under the terms of the disability income plan applicable to such Participant, whether or not such Participant actually receives such disability benefits, or, in the event that there is no disability income plan applicable to such Participant, as determined by the Committee.

2.17	“Effective Date” has the meaning set forth in Section 3.

2.18	“Eligible Participant” means any member of the Board and any employee of the Company or a Subsidiary.

2.19	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

2.20	“Exercise Price” means the price at which a Participant may purchase a Share covered by an Option, or the price with respect to which Fair Market Value of a Stock Appreciation Right is determined, as applicable.

2.21	“Fair Market Value” means, with respect to any given date, the closing per-share sales price for the Shares on the New York Stock Exchange on that date, or if the Shares were not traded on the New York Stock Exchange on that date, then on the most recent preceding date on which the Shares were traded, all as reported by such source as the Committee may select.

2.22	“Full-Value Grant” means any Award other than an Option or Stock Appreciation Right.

2.23	“Grant Date” means the date as of which the Committee determines that a grant of an Award shall be effective.

2.24	“Incentive Plan” means the Monsanto Company 2005 Long-Term Incentive Plan (as Amended and Restated as of January 24, 2012) set forth herein, as it may be amended from time to time.

2.25	“Option” means a right granted under this Incentive Plan to a Participant to purchase a Share at a specified price for a specified period of time.

2.26	“Participant” means an Eligible Participant to whom an Award has been granted pursuant to this Incentive Plan; provided, that in the case of the death or legal incapacity of a Participant, the term “Participant” shall refer to a beneficiary designated pursuant to Section 7.4 or Section 11.1 or the guardian or legal representative of the Participant acting in a fiduciary capacity on behalf of such Participant under state law and court supervision or comparable office and supervision under applicable foreign law.

2.27	“Performance Objective” means a performance objective adopted by the Committee pursuant to this Incentive Plan for Participants who have received Awards. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Objectives to be unsuitable, the Committee may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate.

B-2 MONSANTO COMPANY 2016 PROXY STATEMENT

Appendix B Monsanto Company 2005 Long-Term Incentive Plan (as Amended and Restated as of January 24, 2012)

2.28	“Person” means any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).

2.29	“Prior Plans” means the Monsanto Company Broad-Based Stock Option Plan and the 2000 Monsanto Company Long-Term Incentive Plan.

2.30	“Prior Plan Award” means an award granted under a Prior Plan that was outstanding on August 31, 2011.

2.31	“Qualified Performance-Based Awards” means (i) Options, (ii) Stock Appreciation Rights, and (iii) all other Awards that are designated as such pursuant to Section 10.1.

2.32	“Replaced Award” has the meaning set forth in Section 11.17.

2.33	“Replacement Award” has the meaning set forth in Section 11.17.

2.34	“Reporting Person” means a person subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Shares.

2.35	“Restricted Shares” means Shares that are granted or delivered subject to restrictions in accordance with Section 7.3.

2.36	“Restricted Stock Units” means Awards granted as set forth in Section 7.5.

2.37	“Retirement” means (unless otherwise set forth in the applicable Award Certificate) a Participant’s Termination of Service (other than a Termination for Cause) on or after the later of the date on which the Participant attains age 55 and the date on which the Participant completes five (5) years of service with the Company and any of its Subsidiaries.

2.38	“Section” references are, unless otherwise indicated, to sections of this Incentive Plan.

2.39	“Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

2.40	“Shares” means shares of Company common stock. If there has been an adjustment or substitution pursuant to Section 5.5, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which the Shares are adjusted pursuant thereto.

2.41	“Share Change” means a stock dividend, stock split, reverse stock split, reorganization, share combination, or recapitalization, or another event similar to any of the foregoing, affecting the capital structure of the Company, or a separation or spin-off of an Affiliate without consideration or other extraordinary dividend of cash or other property to the Company’s shareowners.

2.42	“Stock Appreciation Right” means a right described in Section 6.

2.43	“Subsidiary” means any corporation, partnership, joint venture, limited liability company, or other entity or enterprise of which the Company, as applicable, owns or controls, directly or indirectly, a majority of the outstanding shares of stock normally entitled to vote for the election of directors or of comparable equity participation and voting power.

2.44	“Termination for Cause” of a Participant or any other individual means (unless otherwise set forth in the applicable Award Certificate) a Termination of Service for “cause,” “just cause,” “misbehavior,” or any similar term, as defined in any unexpired employment agreement between the Participant or other individual and the Company or a Subsidiary, as the case may be (including without limitation any employment agreement the effectiveness of which has been triggered by a change of control as defined therein), or, in the absence of such an agreement, or if such agreement exists but does not define any such term, an involuntary Termination of Service of the Participant or other individual on account of the Participant’s or other individual’s engaging in (i) any willful or intentional neglect in performing his duties, including, but not limited to, fraud, misappropriation or embezzlement involving property of the Company or an Affiliate, or (ii) any other intentional wrongful act that may impair the goodwill or business of the Company or an Affiliate, or that may cause damage to any of their businesses.

2.45	“Termination without Cause” of a Participant or any other individual means (unless otherwise set forth in the applicable Award Certificate) a Termination of Service that is involuntary on the part of the Participant or other individual, other than a Termination for Cause or as a result of the Participant’s death or Disability.

2.46	“Termination of Service” of a Participant or any other individual occurs (unless otherwise set forth in the applicable Award Certificate) when the Participant or other individual is no longer either an employee of the Company or any of the Subsidiaries (including without limitation because the entity that employs the Participant or other individual has ceased to be a Subsidiary), or a member of the Board, as applicable.

MONSANTO COMPANY 2016 PROXY STATEMENT B-3

Appendix B Monsanto Company 2005 Long-Term Incentive Plan (as Amended and Restated as of January 24, 2012)

3. Effective Date and Term of this Incentive Plan

The effective date (the “Effective Date”) of this Incentive Plan is the date of the Company’s shareowners’ meeting in 2012, subject to approval by the Company’s shareowners at such meeting. No further grants may be made under this Incentive Plan after the 10th anniversary of the Effective Date. Effective as of the Effective Date, no further equity compensation awards may be granted under a Prior Plan, it being understood that outstanding awards under any such Prior Plan shall remain in full force and effect under such Prior Plan. For the avoidance of doubt, if the Company’s shareowners do not approve this Incentive Plan at the Company’s shareowners’ meeting in 2012, the terms of this Incentive Plan as in effect prior to such meeting shall remain in full force and effect.

4. Administration

4.1	Delegation. This Incentive Plan shall be administered by the Board People Committee except to the extent the Board People Committee delegates administration pursuant to this paragraph. The Board People Committee may delegate all or a portion of the administration of this Incentive Plan to one or more committees, or to senior managers of the Company or its Subsidiaries, and may authorize further delegation by such committees to senior managers of the Company or its Subsidiaries, in each case to the extent permitted by Delaware law; provided, that determinations regarding the timing, pricing, amount and terms of any Award to a Reporting Person shall be made only by the Board People Committee; and provided, further, that no such delegation may be made that would cause Awards or other transactions under this Incentive Plan to cease to be exempt from Section 16(b) of the Exchange Act or cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption; and provided, finally, that no delegation may be made of the powers granted to the Board People Committee under Section 11.16. Any such delegation may be revoked by the Committee at any time.

4.2	Scope of Authority. The Committee shall have full power and authority to administer and interpret this Incentive Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of this Incentive Plan as the Committee deems necessary or advisable. The Committee’s powers include, but are not limited to (subject to the specific limitations described herein, including without limitation Sections 6.6, 7.6 and 11.16), the authority to determine the Eligible Participants to be granted Awards under this Incentive Plan; to determine the size and applicable terms and conditions of grants to be made to such employees; to determine the time when Awards will be granted; to determine the terms and conditions of any grant, including, without limitation, the Exercise Price, any vesting condition, restriction or limitation (which may contain Performance Objectives relating to the performance of the Participant, the Company or an Affiliate) and any acceleration of vesting or waiver of forfeiture regarding any grant and the Shares relating thereto; to determine whether a resignation was voluntary, whether and under what circumstances there has been a Termination of Service, and whether a Termination of Service was a Termination for Cause; and to modify, amend or adjust the terms and conditions of any grant made to a Participant, at any time, provided, that the Committee may not without shareowner approval reprice any outstanding Option or Stock Appreciation Right by reducing the Exercise Price thereof or canceling such Award in exchange for cash, other Awards or Options or Stock Appreciation Rights with an Exercise Price that is less than the Exercise Price of the pre-cancellation Option or Stock Appreciation Right.

4.3	Actions and Interpretations. The Committee’s interpretations of this Incentive Plan and of Award Certificates, and all actions taken and determinations made by the Committee concerning any matter arising under or with respect to this Incentive Plan or any Awards granted hereunder, shall be in its sole discretion and final, binding and conclusive on all interested parties, including the Company, an Affiliate, shareowners of any of those entities, and all former, present and future employees thereof. The Committee may, with respect to all questions of accounting, rely conclusively upon any determination made by the internal accountants of the Company.

4.4	Board Authority. Any authority granted to the Committee may also be exercised by the Board or another committee of the Board, except to the extent that the grant or exercise of such authority would cause any Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control. Without limiting the generality of the foregoing, to the extent the Board has delegated any authority under this Incentive Plan to another committee of the Board, such authority shall not be exercised by the Committee unless expressly permitted by the Board in connection with such delegation.

4.5	Award Certificates. Each Award shall be evidenced by an Award Certificate.

5. Shares Authorized

5.1	Total Number. The total number of Shares available for delivery pursuant to Awards granted under this Incentive Plan after August 31, 2011, is 33,552,308 (such amount is in addition to such Shares as may be delivered pursuant to Awards granted hereunder prior to September 1, 2011, or pursuant to Prior Plan Awards), reduced for awards under a Prior Plan made after August 31, 2011, by (i) one Share for each Share delivered pursuant to a stock option or stock appreciation right and (ii) 2.7 times the number of Shares delivered pursuant to awards other than a stock option or stock appreciation right. Notwithstanding the foregoing, delivery of Shares pursuant to a Full-Value Grant shall reduce the number of Shares available for delivery pursuant to Awards under this Incentive Plan by 2.7 times the number of Shares delivered pursuant to such Full-Value Grant, and delivery of Shares pursuant to an Option or Stock Appreciation Right shall reduce the number of Shares available under this Incentive Plan by one Share for each such Share delivered. Awards of Options, Restricted Stock and Deferred Stock under the Director Plan (and as defined under the Director Plan) shall continue to be automatically granted under this Incentive Plan on and after the Effective Date.

B-4 MONSANTO COMPANY 2016 PROXY STATEMENT

Appendix B Monsanto Company 2005 Long-Term Incentive Plan (as Amended and Restated as of January 24, 2012)

5.2	Other Limits. The total number of Shares for which Qualified Performance-Based Awards other than Stock Options and Stock Appreciation Rights may be granted under this Incentive Plan to any one Eligible Participant on or after the Effective Date shall not exceed, in any three-year period, 1,100,000 Shares. The total number of Shares with respect to which Awards of Options and Stock Appreciation Rights may be granted under this Incentive Plan on or after the Effective Date to any one Eligible Participant shall not exceed, in any three-year period, 2,750,000 Shares. For clarity, the Share debiting ratio set forth in the second sentence of Section 5.1 shall have no application with respect to the limits set forth in this Section 5.2.

5.3	Source of Shares. The Shares that may be delivered pursuant to Awards granted under this Incentive Plan may be authorized but unissued Shares not reserved for any other purposes or Shares held in or acquired for the treasury of the Company, or both.

5.4	Share Counting Rules. Commencing September 1, 2011, to the extent any Award or Prior Plan Award is forfeited, any Option (and the related Stock Appreciation Right, if any) or any Stock Appreciation Right not related to an Option (or any stock option or stock appreciation right that is a Prior Plan Award) terminates, expires or lapses without being exercised, or any Award or Prior Plan Award is settled for cash, the Shares subject to such Awards or Prior Plan Awards that are, as a result, not delivered to the Participant shall again be available for delivery in connection with Awards (with respect to Awards or Prior Plan Awards granted prior to September 1, 2011, such newly available Shares shall be added to the limitation set forth in the first sentence of Section 5.1 at a rate of 1.0 Shares per Share subject to a stock option or stock appreciation right and at a rate of 2.7 Shares per Share subject to any other award). Commencing September 1, 2011, (i) if a Stock Appreciation Right (or a stock appreciation right that is a Prior Plan Award) is exercised for Shares, the total number of Shares subject to such Stock Appreciation Right (or stock appreciation right) will be deemed delivered for purposes of determining the maximum number of Shares available for delivery under this Incentive Plan, (ii) if the Exercise Price of any Option (or any stock option that is a Prior Plan Award) is satisfied by delivering Shares to the Company (by either actual delivery or by attestation), the total number of Shares subject to such Option (or such option) shall be deemed delivered for purposes of determining the maximum number of Shares available for delivery pursuant to Awards under this Incentive Plan, and (iii) shares subject to an Award of Stock Options or Stock Appreciation Rights (or stock options or stock appreciation rights that are Prior Plan Awards) which are not delivered to a Participant because such Shares are used to satisfy an applicable tax withholding or exercise price obligation shall be deemed delivered hereunder and shall not again be available for delivery in connection with Awards. Shares subject to a Full-Value Grant (or Prior Plan Awards other than stock options or stock appreciation rights) which are not delivered to a Participant because such Shares are used to satisfy an applicable tax withholding obligation shall not be deemed delivered hereunder and shall again be available for delivery in connection with Awards (with respect to Awards or Prior Plan Awards granted prior to September 1, 2011, such newly available Shares shall be added to the limitation set forth in the first sentence of Section 5.1 at a rate of 2.7 Shares per Share used to satisfy the applicable tax withholding obligation). Shares purchased on the open market using the cash proceeds from the exercise of an Option (or any stock option that is a Prior Plan Award) shall not be added to the Shares available for delivery hereunder in determining the maximum number of Shares available for delivery pursuant to Awards under this Incentive Plan.

5.5	Share and Other Adjustments. Notwithstanding any other provision of this Incentive Plan, in the event of a Corporate Transaction, the Committee or the Board may in its discretion make, and in the event of a Share Change, the Committee or the Board shall make, such adjustments as it deems appropriate and equitable in the aggregate number and kind of shares reserved for delivery pursuant to Awards under this Incentive Plan, in the limitations set forth in this Section 5, in the number and kind of shares subject to outstanding Awards, in the Exercise Price of outstanding Options and Stock Appreciation Rights, and/or such other equitable substitution or adjustments as it may determine to be appropriate; provided, that the number of shares subject to any Award shall always be a whole number and that no adjustment will be permissible hereunder to the extent it would cause any Qualified Performance-Based Award to fail to qualify for the Section 162(m) Exemption. Shares delivered under the Plan as an Award or in settlement of an Award issued or made (i) upon the assumption, substitution, conversion or replacement of outstanding awards under a plan or arrangement of an entity acquired in a merger or other acquisition, or (ii) as a post-transaction grant under such a plan or arrangement of an acquired entity, shall not reduce or be counted against the maximum number of Shares available for delivery under the Plan, to the extent that the exemption for transactions in connection with mergers and acquisitions from the shareowner approval requirements of the New York Stock Exchange for equity compensation plans applies.

6. Options and Stock Appreciation Rights

6.1	Grants. Options and Stock Appreciation Rights may be granted at such time or times determined by the Committee following the Effective Date to any Eligible Participant. Options granted hereunder shall not be designated as incentive stock options for purposes of Section 422 of the Code. Each Option and each Stock Appreciation Right shall be granted subject to such terms and conditions, if any, not inconsistent with this Incentive Plan, as shall be determined by the Committee and set forth in the applicable Award Certificate, including any provisions as to continued employment or continued service as consideration for the grant or exercise of such Option or Stock Appreciation Right, provisions as to performance conditions, and any provisions that may be advisable to comply with applicable laws, regulations or the rulings of any governmental authority.

6.2	Options.

(a)	Exercise Price. The per-Share Exercise Price of an Option shall be established by the Committee in connection with the grant thereof, but, except in connection with a replacement or substitute Option pursuant to clause (i) of the last sentence of Section 5.5, shall not be less than 100% of the Fair Market Value of a Share on the Grant Date. No exercise of an Option shall be effective before payment of the Exercise Price therefor.

MONSANTO COMPANY 2016 PROXY STATEMENT B-5

Appendix B Monsanto Company 2005 Long-Term Incentive Plan (as Amended and Restated as of January 24, 2012)

(b)	Method of Payment. The Exercise Price for Shares purchased upon exercise of an Option shall be paid upon such terms as shall be set forth in the applicable Award Certificate. Without limiting the foregoing, the Committee may establish payment terms for the exercise of Options pursuant to which the Company may withhold a number of Shares that otherwise would be issued to the Participant in connection with the exercise of the Option having a Fair Market Value on the date of exercise equal to the Exercise Price, or that permit the Participant to deliver Shares (or other evidence of ownership of Shares satisfactory to the Company) with a Fair Market Value equal to the Exercise Price as payment.

6.3	Stock Appreciation Rights.

(a)	Nature of Right. A Stock Appreciation Right shall entitle its holder to receive, upon exercise, a payment, in cash or Shares as described in Section 6.3(d), equal to (i) the excess of (A) the Fair Market Value of a Share on the date of exercise of a Stock Appreciation Right, over (B) the per-Share Exercise Price of the Stock Appreciation Right, times (ii) the number of shares as to which it is being exercised. A Stock Appreciation Right may be granted either with a related Option at the time the Option is originally granted or thereafter, or without a related Option.

(b)	Exercise Price. The per-Share Exercise Price of a Stock Appreciation Right that has a related Option shall equal the per-Share Exercise Price of the related Option. The per-Share Exercise Price of a Stock Appreciation Right that does not have a related Option shall be established in connection with the grant thereof, but, except in connection with a replacement or substitute Stock Appreciation Right pursuant to clause (i) of the last sentence of Section 5.5, shall not be less than 100% of the Fair Market Value of a Share on the Grant Date.

(c)	Grant with Related Option. A Stock Appreciation Right that is granted with a related Option shall be subject to the same terms and conditions as the Option, shall be exercisable only to the extent its related Option is exercisable, and shall terminate or be forfeited and cease to be exercisable when the term of the related Option expires or the related Option is forfeited.

(d)	Form of Payment. The Committee shall determine, in each case, whether the payment to a Participant upon exercise of a Stock Appreciation Right will be in the form of all cash, all Shares (which may be Restricted Shares) or any combination thereof. If payment is to be made in Shares, the number of Shares shall be equal to the amount of the payment, as described in the first sentence of Section 6.3(a), divided by the Fair Market Value of a Share on the date of exercise.

(e)	Proceeds. The Committee shall determine the timing of any payment made in cash, Shares or a combination thereof upon exercise of a Stock Appreciation Right hereunder, whether in a lump sum, in annual installments or otherwise deferred.

6.4	Exercise of Options or Stock Appreciation Rights; Term. An Option or Stock Appreciation Right, or portion thereof, may be exercised during the period beginning on the date when it first becomes exercisable in accordance with its terms, and ending upon the expiration of its term or, if sooner, when it is forfeited as a result of a Termination of Service or otherwise in accordance with the terms and conditions of the Option or Stock Appreciation Right. Subject to the provisions of Section 6.5 hereof, the term of an Option or Stock Appreciation Right shall expire on such date, not later than the tenth anniversary of the Grant Date, as set forth in the applicable Award Certificate. The exercise of all or a portion of a Stock Appreciation Right granted with a related Option shall result in the forfeiture of all or a corresponding portion of the related Option and vice versa. To exercise an Option or Stock Appreciation Right, a Participant shall give notice to the Company or its agent, specifying the number of Shares with respect to which the Option or Stock Appreciation Right is being exercised, and otherwise complying with such procedures as the Committee may from time to time establish.

6.5	Effect of Termination of Service on the Exercise of Options and Stock Appreciation Rights. Subject to Section 6.6, the effect of a Participant’s Termination of Service on any Option or Stock Appreciation Right then held by the Participant, to the extent it has not previously expired or been exercised, shall be set forth in the applicable Award Certificate. Notwithstanding anything in any Award Certificate to the contrary, in no event shall an Option or Stock Appreciation Right be exercisable after the expiration of its term.

6.6	Minimum Vesting Requirement. Commencing as of the Effective Date, any Awards of Options or Stock Appreciation Rights which vest solely on the basis of a Participant’s continued employment with or provision of services to the Company (with no performance-related vesting conditions) shall vest on a normal vesting schedule not sooner than the first anniversary of the Grant Date.

6.7	No Obligation to Exercise Option or Stock Appreciation Right. The granting of an Option or Stock Appreciation Right shall impose no obligation upon the Participant or upon a beneficiary of a Participant to exercise such Option or Stock Appreciation Right.

7. Shares, Restricted Shares and Restricted Stock Units

7.1	Awards. An Award of Shares, Restricted Shares or Restricted Stock Units may be made at such time or times determined by the Committee following the Effective Date to any person who is an Eligible Participant. The terms and conditions of payment of any Award, including, without limitation, what part of such Award shall be paid in unrestricted Shares or Restricted Shares, the time or times of payment of any Award, and the time or times of the lapse of the restrictions on Restricted Shares shall be set forth in the applicable Award Certificate.

7.2

Shares. For the purpose of determining the number of Shares to be used in payment of an Award denominated in cash but payable in whole or in part in Shares or Restricted Shares, the cash value of the Award to be so paid shall be divided by the Fair Market Value of a

B-6 MONSANTO COMPANY 2016 PROXY STATEMENT

Appendix B Monsanto Company 2005 Long-Term Incentive Plan (as Amended and Restated as of January 24, 2012)

Share on the date of the determination of the amount of the Award by the Committee, or, if the Committee so directs, the date immediately preceding the date the Award is paid.

7.3	Restricted Shares. An Award of Restricted Shares shall be delivered to the Participant at the time of grant either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including without limitation the Company or one or more of its employees) designated by the Committee, a certificate or certificates for such Restricted Shares, registered in the name of such Participant. Except to the extent otherwise provided in the applicable Award Certificate and subject to the provisions of Section 9 (including the limitation on dividends and dividend equivalents in respect of performance-based Awards), the Participant shall have all of the rights of a shareowner with respect to such Restricted Shares.

7.4	Terms and Conditions of Restricted Shares. An Award of Restricted Shares shall be subject to such terms and conditions, and to such restrictions against sale, transfer or other disposition, as may be set forth in the applicable Award Certificate. The Committee may remove, modify or accelerate the removal of forfeiture conditions and other restrictions on any Restricted Shares in the event of hardship or Disability of the Participant while employed (or while providing services as a director), in connection with the Participant’s Termination of Service or relocation to another country, or for such other reasons as the Committee may deem appropriate, except to the extent that such action would cause a Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption or would result in a violation of Section 7.6. In the event of the death of a Participant following the transfer of Restricted Shares to him or her, the legal representative of the Participant, the beneficiary designated in writing by the Participant during his or her lifetime, or the person receiving such Shares under the Participant’s will or under the laws of descent and distribution shall take such Shares subject to the same restrictions, conditions and provisions in effect at the time of the Participant’s death, to the extent applicable, unless otherwise set forth in the applicable Award Certificate.

7.5	Restricted Stock Units. The Awards of Shares that may be granted pursuant to this Section 7 include, without limitation, Restricted Stock Units. Restricted Stock Units represent the right to receive Shares or cash in the future, at such times, and subject to such conditions, as the Committee shall determine. A Participant to whom Restricted Stock Units are awarded shall have no rights as a shareowner with respect to the Shares represented by the Restricted Stock Units unless and until Shares are actually delivered to the participant in settlement thereof. However, Restricted Stock Units may have dividend equivalent rights under Section 9.1, if so determined by the Committee.

7.6	Minimum Vesting Requirement. Commencing as of the Effective Date, except with respect to a maximum of five percent of the Shares authorized in Section 5.1, any Awards of Shares, Restricted Shares or Restricted Stock Units which solely vest on the basis of a Participant’s continued employment with or provision of services to the Company shall not provide for a normal vesting schedule which is any more rapid than annual pro-rata vesting over a three-year period, and any such Awards which vest upon the attainment of performance goals shall provide for a performance period of at least 12 months.

8. Cash Awards

8.1	Award. An Award may be in the form of a Cash Award. Each Cash Award shall be granted subject to such terms and conditions, if any, not inconsistent with this Incentive Plan, as shall be determined by the Committee and set forth in the applicable Award Certificate, including but not limited to any provisions as to continued employment or continued service as consideration for the grant of such Cash Award, provisions as to performance conditions, and any provisions that may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.

8.2	Performance-Based Cash Award Limitations. Cash Awards that are Qualified Performance-Based Awards shall be subject to the provisions of Section 10 hereof. In addition, no Eligible Participant may be granted Cash Awards that are Qualified Performance-Based Awards that have an aggregate maximum payment value in any calendar year in excess of $5 million.

9. Dividends, Dividend Equivalents and Interest Equivalents

9.1	No Cash Dividends. No cash dividends shall be paid on Shares that have been awarded but not registered or delivered. The applicable Award Certificate may, subject to Section 9.4, provide for the payment of dividend equivalents with respect to any Award (other than Options and Stock Appreciation Rights) pursuant to which Shares are or may become deliverable in the future, equal in value to the cash dividends that would have been paid with respect to each Share subject to such Award, if it had been outstanding during the period between the date of the Award and the time each such Share is delivered or the Award is forfeited as to such Shares. “Dividend equivalents” may be:

(i)	paid in cash or Shares, either from time to time prior to or at the time of the delivery of such Shares; or

(ii)	converted into contingently credited Shares (with respect to which dividend equivalents shall accrue) in such manner, at such value, and deliverable at such time or times as may be set forth in the applicable Award Certificate.

9.2	Interest Equivalents. The applicable Award Certificate may provide for payment of interest equivalents (i) on any portion of any Award payable at a future time in cash and (ii) on dividend equivalents that are payable at a future time in cash.

9.3	Restricted Shares. The applicable Award Certificate may provide that dividends paid on Restricted Shares shall, during the applicable restricted period, be held by the Company to be paid upon the lapse of restrictions or to be forfeited upon forfeiture of the Shares.

MONSANTO COMPANY 2016 PROXY STATEMENT B-7

Appendix B Monsanto Company 2005 Long-Term Incentive Plan (as Amended and Restated as of January 24, 2012)

9.4	Performance-based Awards. Notwithstanding the foregoing provisions of this Section 9, dividends and dividend equivalents with respect to performance-based Awards may not be paid until vesting (if any) of such Awards.

10. Qualified Performance-Based Awards

10.1	Designation of Qualified Performance-Based Awards. When granting any Award under this Plan, other than an Option or Stock Appreciation Right, the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that (i) the recipient is or may become a Covered Employee with respect to such Award, and (ii) the Committee wishes such Award to qualify for the Section 162(m) Exemption.

10.2	Special Rules for Qualified Performance-Based Awards. Notwithstanding any other provision of this Plan, each Qualified Performance-Based Award shall be earned only upon the achievement of one or more Qualified Performance Goals (as defined in Section 10.3 below), as certified by the Committee, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided that (i) the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such Qualified Performance Goals will be waived upon the death or Disability of the grantee of such Award, (ii) the provisions of Section 11.17 shall apply notwithstanding this Section 10, and (iii) the Committee may reserve the right, in connection with the grant of a Qualified Performance-Based Award, to exercise negative discretion to determine that the portion of such Award actually earned, vested and/or payable (as applicable) shall be less than the portion that would be earned, vested and/or payable based solely upon application of the applicable Qualified Performance Goals. Except as specifically provided in the preceding sentence, no Qualified Performance-Based Award may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under this Plan with respect to a Qualified Performance-Based Award under this Plan, in any manner to waive the achievement of the applicable Qualified Performance Goals or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption. Qualified Performance-Based Awards may contain additional vesting requirements unrelated to performance, such as requirements based on continued service.

10.3	Definition and Establishment of Qualified Performance Goals. The term “Qualified Performance Goal” means any of the following measures as applied to the Company as a whole or to any Subsidiary or division or other unit of the Company: cash flow, earnings per share, net income, net profit, sales, return on assets, return on capital, return on equity, or shareowner return. The achievement of Qualified Performance Goals may be determined without regard to the effect of specified unusual events, such as restructuring charges and the cumulative effect of accounting changes required under generally accepted accounting principles, as determined by the Committee in connection with the timely establishment of such Goals. The Committee shall establish the Qualified Performance Goal or Goals applicable to a Qualified Performance-Based Award within the time period required by the Section 162(m) Exemption.

11. Miscellaneous Provisions

11.1	Transferability.

(a)	Except as provided in Section 11.1(b) below, during a Participant’s lifetime, his or her Options and Stock Appreciation Rights shall be exercisable only by the Participant. Awards shall not be transferable other than by will or the laws of descent and distribution; no Awards shall be subject, in whole or in part, to attachment, execution or levy of any kind; and any purported transfer in violation hereof shall be null and void. The Committee may establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable or Shares deliverable in the event of, or following, the Participant’s death, may be provided.

(b)	The Committee may, in its discretion, determine that notwithstanding Section 11.1(a), any or all Options and Stock Appreciation Rights shall be transferable to and exercisable by such transferees, and subject to such terms and conditions, as the Committee may deem appropriate; provided, however, that only a “family member” (as defined below in Section 11.1(d) below) of such Participant may be a transferee of such Option or Stock Appreciation Right. Such a determination may be made at the time an Award is granted or at any time thereafter.

(c)	Without limiting the generality of Section 11.1(a), and notwithstanding Section 11.1(b), no domestic relations order purporting to authorize a transfer of an Award shall be recognized as valid.

(d)	For purposes of Section 11.1(b), “family member” shall mean a Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee’s household (other than a tenant or Participant), a trust in which these persons (or the Participant) have more than 50% percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50% of the voting interests.

11.2	No Right to Continued Employment or Service. Nothing contained in this Incentive Plan, any Award Certificate or any booklet or document describing or referring to this Incentive Plan shall be deemed to confer on any Eligible Participant the right to continue as an employee or director of the Company or an Affiliate, whether for the duration of a Participant’s Award vesting schedule or otherwise, or affect the right of the Company or an Affiliate to terminate the employment or service of any such person for any reason.

B-8 MONSANTO COMPANY 2016 PROXY STATEMENT

Appendix B Monsanto Company 2005 Long-Term Incentive Plan (as Amended and Restated as of January 24, 2012)

11.3	Governing Law; Construction. This Incentive Plan and any actions taken hereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the application of the conflicts of laws provisions thereof. Titles and headings to Sections are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of this Incentive Plan.

11.4	Certain Tax Matters.

(a)	Notwithstanding any other provision of this Incentive Plan, the Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the grant or exercise of any Option or otherwise in connection with any Option, any Stock Appreciation Right or the exercise thereof, or otherwise in connection with any Award, including without limitation the withholding of cash or Shares that would be paid or delivered pursuant to such exercise or Award or any other exercise or Award under this Incentive Plan until the Participant reimburses the Company for the amount the Company is required to withhold with respect to such taxes or in such satisfaction of such amount, or selling any property contingently credited by the Company for the purpose of paying such Award or any other Award under this Incentive Plan, in order to withhold or reimburse the Company for the minimum amount it is required to so withhold. In addition, the Committee may establish appropriate procedures to ensure that it receives prompt notice of any event that may make available to the Company or any Affiliate any tax deduction in connection with an Award.

(b)	This Incentive Plan is intended to comply with the requirements of Section 409A of the Code or an exemption or exclusion therefrom and, with respect to amounts that are subject to Section 409A of the Code, it is intended that this Incentive Plan be administered in all respects in accordance with Section 409A of the Code. Each payment under any Award shall be treated as a separate payment for purposes of Section 409A of the Code. In no event may a Participant, directly or indirectly, designate the calendar year of any payment to be made under any Award. Notwithstanding any provision of this Incentive Plan or any Award Certificate to the contrary, in the event that a Participant is a “specified employee” within the meaning of Section 409A of the Code (as determined in accordance with the methodology established by the Company), amounts that constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code that would otherwise be payable during the six-month period immediately following a Participant’s “separation from service” within the meaning of Section 409A of the Code (“Separation from Service”) shall instead be paid or provided on the first business day after the date that is six months following the Participant’s Separation from Service. If the Participant dies following the Separation from Service and prior to the payment of any amounts delayed on account of Section 409A of the Code, such amounts shall be paid to the personal representative of the Participant’s estate or the Participant’s beneficiary within 30 days after the date of the Participant’s death.

11.5	Foreign Participants. In order to facilitate the granting of Awards to Eligible Participants who are foreign nationals or who are employed outside of the United States of America, the Committee may provide for such special terms and conditions, including without limitation substitutes for Awards, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy, custom or administrative practicalities. The Committee may approve any supplements to, or amendments, restatements or alternative versions of this Incentive Plan as it may consider necessary or appropriate for the purposes of this Section 11.5 without thereby affecting the terms of this Incentive Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such documents as having been approved and adopted pursuant to properly delegated authority; provided, that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the spirit of this Incentive Plan, as then in effect. Participants subject to the laws of a foreign jurisdiction may request copies of, or the right to view, any materials that are required to be provided by the Company pursuant to the laws of such jurisdiction.

11.6	No Rights as a Shareowner. No Participant shall have any rights as a shareowner with respect to any Shares to be delivered pursuant to an Award prior to the date that the Participant is recorded as the holder of such Shares on the records of the Company and such Shares are delivered to such Participant by book-entry registration or delivery of a certificate or certificates therefor to the Participant, or to a custodian or escrow agent designated by the Committee (which may include, without limitation, the Company or one or more of its employees).

11.7	No Right to Award. No employee or other person shall have any claim or right to be granted an Award under this Incentive Plan. Having received an Award under this Incentive Plan shall not give a Participant or other person any right to receive any other Award under this Incentive Plan. A Participant shall have no rights or interests in any Award, except as set forth herein and in the applicable Award Certificate.

11.8	Unfunded Plan. It is presently intended that this Incentive Plan shall be unfunded. Except for reserving a sufficient number of authorized Shares, to the extent required by law to meet the requirements of this Incentive Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the delivery of Shares relating to Awards granted pursuant to this Incentive Plan.

11.9

Exclusion from Pension and other Benefit Plan Computation. Except to the extent otherwise required by applicable law, by exercise of an Option or Stock Appreciation Right or receipt of another type of Award, (i) each Participant shall be deemed to have agreed that such Award is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement, severance, resignation, redundancy, end of service payment or other employee benefit plan of the Company or an Affiliate, and (ii) each beneficiary of a deceased Participant shall be

MONSANTO COMPANY 2016 PROXY STATEMENT B-9

Appendix B Monsanto Company 2005 Long-Term Incentive Plan (as Amended and Restated as of January 24, 2012)

deemed to have agreed that such Award will not affect the amount of any life insurance coverage, if any, provided by the Company or an Affiliate on the life of the Participant that is payable to the beneficiary under any life insurance plan covering employees or directors of the Company or an Affiliate.

11.10	Notice. Except as otherwise provided in this Incentive Plan, all notices or other communications required or permitted to be given under this Incentive Plan may be sent (i) by the Company electronically in writing to the Participant and shall be deemed to have been duly given if sent via e-mail to the Participant’s e-mail address on file in the Company’s records at the time the e-mail notice or other e-mail communication is sent or (ii) by the Company or the Participant non-electronically in writing and shall be deemed to have been duly given if delivered personally or mailed, postage pre-paid, as follows: (A) if to the Company, at its principal business address to the attention of the Secretary; and (B) if to any Participant, at the last address of the Participant known to the sender at the time the notice or other communication is sent.

11.11	Inurement of Rights and Obligations. The rights and obligations under this Incentive Plan and any related documents shall inure to the benefit of, and shall be binding upon, the Company, its successors and assigns, and the Participants and their beneficiaries.

11.12	Costs and Expenses of this Incentive Plan. Except as otherwise provided herein, the costs and expenses of administering this Incentive Plan shall be borne by the Company, and shall not be charged to any Award nor to any Participant receiving an Award. Costs and expenses associated with the redemption or exercise of any Award under this Incentive Plan, including, but not limited to, commissions charged by any agent of the Company, may be charged to the Participant.

11.13	No Limitation on Rights of the Company.

(a)	The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassifications, or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. Further, this Incentive Plan shall not restrict the authority of the Company, for proper corporate purposes, to grant or assume Awards, other than under this Incentive Plan, to or with respect to any other person.

(b)	If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of this Incentive Plan. All Shares issued pursuant to Awards that are forfeited shall revert to the Company upon such forfeiture.

11.14	Legal Requirements.

(a)	Restrictions on Resale. Notwithstanding any other provision of this Incentive Plan, no Participant who acquires Shares pursuant to this Incentive Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “1933 Act”), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b)	Registration, Listing and Qualification of Shares. Notwithstanding any other provision of this Incentive Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any securities exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under this Incentive Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

11.15	Fractional Shares. The Company shall not be required to issue any fractional Shares pursuant to this Incentive Plan. The Committee may provide for the elimination of fractions or for the settlement thereof in cash.

11.16	Amendment or Termination.

(a)

The Board People Committee may, from time to time, amend or modify this Incentive Plan or any outstanding Awards, including, without limitation, to authorize the Committee to make Awards payable in other securities or other forms of property of a kind to be determined by the Committee, and such other amendments as may be necessary or desirable to implement such Awards, or terminate this Incentive Plan or any provision thereof; provided, that amendments or modifications to this Incentive Plan shall require the approval of the shareowners normally entitled to vote for the election of directors of the Company if (i) they would permit the Company to reprice any outstanding Option or Stock Appreciation Right (by reducing the Exercise Price thereof or canceling such Award in exchange for cash, other Awards or Options or Stock Appreciation Rights with an Exercise Price that is less than the Exercise Price of the pre-cancellation Option or Stock Appreciation Right) or (ii) such approval is required by applicable law or the listing

B-10 MONSANTO COMPANY 2016 PROXY STATEMENT

Appendix B Monsanto Company 2005 Long-Term Incentive Plan (as Amended and Restated as of January 24, 2012)

standards of the New York Stock Exchange; and provided, further, that amendments to Section 5.1 shall require the approval of the Board.

(b)	No amendment to or termination of this Incentive Plan or any provision hereof, and no amendment to or cancellation of any outstanding Award shall, without the written consent of the affected Participant, adversely affect any outstanding Award, except as specifically provided in Section 11.17.

(c)	Notwithstanding the above provisions, the Board People Committee shall have authority to amend outstanding Awards and this Incentive Plan to take into account changes in law and tax and accounting rules, and to grant Awards that qualify for beneficial treatment under such rules, without shareowner approval and without the consent of affected Participants. With respect to Awards granted prior to the Effective Date, the terms of this Incentive Plan as in effect prior to the Effective Date with respect to Retirement, Change of Control, and, with respect to Options and Stock Appreciation Rights, post-Termination of Service exercise periods, shall continue to apply (subject to any modifications pursuant to the terms of the applicable Award Certificate).

11.17	Change of Control. The provisions of this Section 11.17 shall apply notwithstanding any provision of this Incentive Plan other than Section 11.14. Unless otherwise provided in the applicable Award Certificate:

(a)	Upon the occurrence of a Change of Control: (i) all then-outstanding Options and Stock Appreciation Rights shall become fully vested and exercisable, and any Full-Value Award (other than a performance-based Award) shall vest in full, be free of restrictions, and be deemed to be earned in an amount equal to the full value of such Award, except in each case to the extent that another Award meeting the requirements of Section 11.17(b) (any award meeting the requirements of Section 11.17(b), a “Replacement Award”) is provided to the Participant pursuant to Section 5.5 to replace such Award (any award intended to be replaced by a Replacement Award, a “Replaced Award”), and (ii) any performance-based Award that is not replaced by a Replacement Award shall be deemed to be earned in an amount equal to the full value of such performance-based Award (with all applicable Performance Objectives deemed achieved at the greater of (x) the applicable target level and (y) the level of achievement of the Performance Objectives for the Award as determined by the Committee not later than the date of the Change of Control, taking into account performance through the latest date preceding the Change of Control as to which performance can, as a practical matter, be determined (but not later than the end of the applicable performance period)).

(b)	An Award shall meet the conditions of this Section 11.17(b) (and hence qualify as a Replacement Award) if: (i) it is of the same type as the Replaced Award; (ii) it has a value equal to the value of the Replaced Award as of the date of the Change of Control; (iii) if the underlying Replaced Award was an equity-based award, it relates to publicly traded equity securities of the Company or the entity surviving the Company following the Change of Control; (iv) it contains terms relating to vesting (including with respect to a Termination of Service) that are substantially identical to those of the Replaced Award; and (v) its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change of Control) as of the date of the Change of Control. Without limiting the generality of the foregoing, a Replacement Award may take the form of a continuation of the applicable Replaced Award if the requirements of the preceding sentence are satisfied. If a Replacement Award is granted, the Replaced Award shall not vest upon the Change of Control. The determination whether the conditions of this Section 11.17(b) are satisfied shall be made by the Committee, as constituted immediately before the Change of Control, in its sole discretion.

(c)	Upon a Termination of Service of a Participant occurring upon or during the two years following the date of a Change of Control by reason of Termination without Cause (or, to the extent provided for in the applicable Award Certificate, by the Participant for “Good Reason” (as defined in such Award Certificate)), all Replacement Awards held by such Participant shall vest in full, be free of restrictions, and be deemed to be earned in an amount equal to the full value of such Replacement Award.

(d)	Notwithstanding the foregoing, if any Award is subject to Section 409A of the Code, this Section 11.17 shall be applicable only to the extent specifically provided in the Award Certificate and shall be subject to the terms and conditions of Section 11.4(b).

MONSANTO COMPANY 2016 PROXY STATEMENT B-11

For Additional Information

ANNUAL MEETING

Proxy Statement	www.monsanto.com/investors/pages/annual-report.aspx
Voting Online	www.proxyvote.com
Electronic Delivery of Future Proxy Materials	www.proxyvote.com

MONSANTO

Corporate Website	www.monsanto.com
Discover Monsanto	discover.monsanto.com
Awards and Recognition	www.monsanto.com/careers/pages/company-awards-recognition.aspx
Investor Relations	www.monsanto.com/investors/
Corporate Social Responsibility - and Sustainability	www.monsanto.com/whoweare/pages/corporate-sustainability-report.aspx http://sustainability.monsanto.com/
Shareowner Communications Board Lead Director	www.monsanto.com/investors/pages/shareholder-information.aspx www.monsanto.com/whoweare/pages/board-of-directors.aspx www.monsanto.com/whoweare/pages/robert-stevens-bio.aspx
Shareowner Services Computershare	Shareowner website: www.computershare.com/investor Shareowner online inquiries: https://www-us.computershare.com/investor/contact

CORPORATE GOVERNANCE

Corporate Governance	www.monsanto.com/whoweare/pages/corporate-governance.aspx
Bylaws	www.monsanto.com/whoweare/pages/monsanto-bylaws.aspx
Certificate of Incorporation	www.monsanto.com/whoweare/pages/certificate-of-incorporation.aspx
Business Conduct	www.monsanto.com/whoweare/pages/business-conduct.aspx
Code of Ethics	www.monsanto.com/whoweare/pages/code-of-ethics.aspx
Board Charter Committee Charters	www.monsanto.com/whoweare/pages/board-of-directors-charter.aspx www.monsanto.com/whoweare/pages/board-committees.aspx
Board Leadership Roles	www.monsanto.com/whoweare/pages/board-of-directors-leadership-roles.aspx
Political Disclosures	www.monsanto.com/whoweare/pages/political-disclosures.aspx
Shareowner Rights Policy	www.monsanto.com/whoweare/pages/shareowner-rights-policy.aspx

FINANCIAL REPORTS

Annual Report	www.monsanto.com/investors/pages/annual-report.aspx
Form 10-K	www.monsanto.com/investors/pages/annual-report.aspx
Earnings Reports/Presentations	www.monsanto.com/investors/pages/presentations.aspx

Monsanto web links throughout this document are provided for convenience only,

and the content on the referenced websites does not constitute a part of this proxy statement.

Discover
Monsanto
We’ll be the first to admit, our goals are ambitious. Growing enough food for everyone, using resources more sustainably—all in an effort to overcome the challenges nature throws at farmers and our food systems. We know it’s a tall order, and we all need to work together to find solutions.
We are eager to tell our story about what we do, why we do it, and more importantly, why it might matter to you. The annual proxy statement is only one of the ways we demonstrate our commitment to transparency and open dialogue with stakeholders.
To learn more about Monsanto, our commitments and our more than 20,000 dedicated employees, we invite you to visit: discover.monsanto.com.
Monsanto Company
800 North Lindbergh Boulevard
St. Louis, Missouri 63167
Phone (314) 694-1000
www.monsanto.com
This Proxy Statement is printed entirely on recycled and recyclable paper. Soy ink, rather than petroleum-based ink, is used throughout.

MONSANTO COMPANY 800 NORTH LINDBERGH BLVD. ST. LOUIS, MO 63167

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

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VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E14078-P83419                              KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MONSANTO COMPANY
The Board of Directors recommends you vote FOR proposals 1, 2 and 3:

1.	Election of Directors	For	Against	Abstain
	Nominees:						For	Against	Abstain
	1a. Dwight M. “Mitch” Barns 1b. Gregory H. Boyce	☐ ☐	☐ ☐	☐ ☐	2.	Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2017.	☐	☐	☐
	1c. David L. Chicoine, Ph.D.	☐	☐	☐	3.	Advisory (Non-Binding) vote to approve executive compensation.	☐	☐	☐
	1d. Janice L. Fields	☐	☐	☐	The Board of Directors recommends you vote for 1 year:	1 Year	2 Years	3 Years	Abstain
	1e. Hugh Grant	☐	☐	☐	4.	Advisory (Non-Binding) vote on frequency of advisory votes on executive compensation. ☐	☐	☐	☐
	1f. Arthur H. Harper 1g. Laura K. Ipsen	☐ ☐	☐ ☐	☐ ☐	The Board of Directors recommends you vote FOR proposal 5:		For	Against	Abstain
	1h. Marcos M. Lutz	☐	☐	☐	5.	Approval of Performance Goals under, and an amendment to, the Long-Term Incentive Plan.	☐	☐	☐
	1i. C. Steven McMillan	☐	☐	☐	The Board of Directors recommends you vote AGAINST the following proposals:
	1j. Jon R. Moeller	☐	☐	☐	6.	Shareowner proposal: Lobbying Report.	☐	☐	☐
	1k. George H. Poste, Ph.D., D.V.M.	☐	☐	☐	7.	Shareowner proposal: Glyphosate Report.	☐	☐	☐
	1l. Robert J. Stevens	☐	☐	☐	For address changes and/or comments, please check this box and write them on the back where indicated.				☐
	1m. Patricia Verduin, Ph.D.	☐	☐	☐	Please indicate if you plan to attend this meeting.		☐ Yes	☐ No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

	Signature [PLEASE SIGN WITHIN BOX]		Date		Signature (Joint Owners)			Date

V.1.1

ADMISSION TICKET

Annual Meeting of Shareowners

January 27, 2017

8:00 A.M. C.S.T.

“AA” Building, AA 1825

Chesterfield Village Research Center

700 Chesterfield Parkway West

Chesterfield, Missouri 63017

Doors will open at 7:30 A.M. C.S.T. Please present proof of ownership as of December 5, 2016 and photo identification for the shareowner named on the front of this card for admittance to the annual meeting. For safety and security purposes, bags and purses will be subject to search at the door, and we will not allow anyone to bring large bags, briefcases or packages in the meeting room, or to photograph the meeting. Seating at the meeting will be limited and admittance will be based on space availability.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and our 2016 Annual Report are available at www.proxyvote.com.

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E14079-P83419

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF

DIRECTORS OF MONSANTO COMPANY

The undersigned hereby appoints Hugh Grant and David F. Snively, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Monsanto Company Common Stock that the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareowners of the Company to be held January 27, 2017 or any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, FOR ONE YEAR FOR PROPOSAL 4, FOR PROPOSAL 5, AGAINST PROPOSAL 6, AGAINST PROPOSAL 7 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Please sign, date and return this proxy card promptly using the enclosed envelope.

V.1.1

You received this e-mail because our records show that (1) you are an employee of MONSANTO COMPANY who has regular access to the company’s e-mail in the ordinary course of performing your duties and are expected to log-on to e-mail routinely to receive communications, or (2) you have expressly consented to receive MONSANTO COMPANY communications and vote by proxy via the Internet. You may have given this consent during a prior vote at ProxyVote.com.

2017 MONSANTO COMPANY Annual Meeting of Shareowners

MEETING DATE: January 27, 2017

RECORD DATE: December 5, 2016

CUSIP NUMBER: 61166W101

This e-mail represents all shares in the following account(s):

NAME

MONSANTO COMPANY—COMMON	123,456,789,012.00000

MONSANTO COMPANY—EMPLOYEE STOCK FUND	123,456,789,012.00000

MONSANTO COMPANY—EMPLOYER STOCK FUND	123,456,789,012.00000

MONSANTO COMPANY—SWEDISH HOLDERS	123,456,789,012.00000

MONSANTO CO	123,456,789,012.00000

MONSANTO CO	123,456,789,012.00000

MONSANTO CO	123,456,789,012.00000

MONSANTO CO	123,456,789,012.00000

MONSANTO COMPANY	123,456,789,012.00000

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The relevant supporting documentations can be found at the following Internet site(s):

Proxy Statement

http://materials.proxyvote.com/unavailable

Annual Report

http://materials.proxyvote.com/unavailable

If you are an employee and were enrolled for electronic delivery by MONSANTO COMPANY, and still wish to receive hard copies of these materials, you may contact the Materialogic distribution center at (800) 638-7999 or by e-mail at monsanto@materialogic.com.

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